N-2 - USD ($)			10 Months Ended	12 Months Ended
		Apr. 29, 2025	Dec. 31, 2020	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021	Mar. 08, 2020
Cover [Abstract]
Entity Central Index Key		0001762229
Amendment Flag		false
Entity Inv Company Type		N-2
Securities Act File Number		333-269567
Investment Company Act File Number		811-23407
Document Type		N-2
Document Registration Statement		true
Pre-Effective Amendment		false
Post-Effective Amendment		true
Post-Effective Amendment Number		2
Investment Company Act Registration		true
Investment Company Registration Amendment		true
Investment Company Registration Amendment Number		17
Entity Registrant Name		YieldStreet Alternative Income Fund Inc.
Entity Address, Address Line One		300 Park Avenue
Entity Address, Address Line Two		15th Floor
Entity Address, City or Town		New York
Entity Address, State or Province		NY
Entity Address, Postal Zip Code		10022
City Area Code		844
Local Phone Number		943-537
Approximate Date of Commencement of Proposed Sale to Public		As soon as practicable after the effective date of this Registration Statement.
Dividend or Interest Reinvestment Plan Only		false
Delayed or Continuous Offering		true
Primary Shelf [Flag]		false
Effective Upon Filing, 462(e)		false
Additional Securities Effective, 413(b)		false
Effective when Declared, Section 8(c)		false
Effective upon Filing, 486(b)		true
Effective on Set Date, 486(b)		false
Effective after 60 Days, 486(a)		false
Effective on Set Date, 486(a)		false
New Effective Date for Previous Filing		false
Additional Securities. 462(b)		false
No Substantive Changes, 462(c)		false
Exhibits Only, 462(d)		false
Registered Closed-End Fund [Flag]		true
Business Development Company [Flag]		false
Interval Fund [Flag]		false
Primary Shelf Qualified [Flag]		false
Entity Well-known Seasoned Issuer		No
Entity Emerging Growth Company		false
New CEF or BDC Registrant [Flag]		false
Fee Table [Abstract]
Shareholder Transaction Expenses [Table Text Block]
Stockholder Transaction Expenses (as a percentage of offering price) (1)

Sales Load (1)	-
Distribution reinvestment plan fees (2)	-
Total stockholder transaction expenses	-

[1] This offering is being made directly by us, and we have not retained an underwriter, dealer manager, or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”

[2] The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

Sales Load [Percent]	[1]	0.00%
Dividend Reinvestment and Cash Purchase Fees	[1],[2]	$ 0
Other Transaction Expenses [Abstract]
Annual Expenses [Table Text Block]
Annual expenses (as a percentage of average net assets attributable to shares)

Management Fee (3)	1.00%
Interest payments on borrowed funds (4)	0.81%
Other expenses (5)	1.83%
Acquired Fund Fees and Expenses(6)	0.02%
Total Annual Expenses(7)	3.66%

[3] The Adviser Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears and will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The percentage reflected in the table above assumes full investment of the Company’s net assets. To the extent that the Company holds cash and/or cash equivalents, the actual percentage as a percentage of average net assets attributable to common shares will be lower. For the fiscal year ended December 31, 2024, the Adviser Management Fee (as a percentage of average net assets attributable to common shares) was 0.87%.

4 “Interest payments on borrowed funds” in the table above has been restated to reflect estimated amounts for the current fiscal year. Based on interest rate of 6.50% (SOFR plus 200bps interest spread with a floor of 6.50%) on the estimated average borrowing of $17,180,000. For the fiscal year ended December 31, 2024, Interest payments on borrowed funds (as a percentage of average net assets attributable to common shares) were 1.02%.

[5] “Other expenses” are based on estimated amounts for the current fiscal year. For the fiscal year ended December 31, 2024, Other Expenses (as a percentage of average net assets attributable to common shares) were 2.83%.

[6] Includes fees and expenses of approximately 0.02% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. For the fiscal year ended December 31, 2024, Acquired Fund Fees and Expenses (as a percentage of average net assets attributable to common shares) were 0.02%.

[7] The “Total Annual Expenses” may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Company and does not include “Acquired Fund Fees and Expenses.”

Management Fees [Percent]	[3]	1.00%
Interest Expenses on Borrowings [Percent]	[4]	0.81%
Acquired Fund Fees and Expenses [Percent]	[5]	0.02%
Other Annual Expenses [Abstract]
Other Annual Expenses [Percent]	[6]	1.83%
Total Annual Expenses [Percent]	[7]	3.66%
Expense Example [Table Text Block]

Example

The following example demonstrates the expenses that you would pay over various periods with respect to a $1,000 investment in our shares. In calculating the following expense amounts, we have assumed: (i) our annual operating expenses would remain at the percentage levels set forth in the table above; (ii) a 5.0% annual return; and (iii) reinvestment of all dividends and distributions at the Company’s net asset value.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.00% annual return: (1)(6)	$37	$112	$189	$391

The example in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. The foregoing table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.00% annual return, our performance will vary and may result in a return greater or less than 5.00%. While the example assumes reinvestment of all distributions at net asset value, we generally intend that participants in our distribution reinvestment plan during this offering will receive a number of our shares determined by dividing the total dollar amount of the distribution payable to a participant by a price equal to 100% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

Expense Example, Year 01	[1],[5]	$ 37
Expense Example, Years 1 to 3	[1],[5]	112
Expense Example, Years 1 to 5	[1],[5]	189
Expense Example, Years 1 to 10	[1],[5]	$ 391
Purpose of Fee Table , Note [Text Block]

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “YieldStreet Alternative Income Fund Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Basis of Transaction Fees, Note [Text Block]	[1]	as a percentage of offering price
Other Expenses, Note [Text Block]

[5] “Other expenses” are based on estimated amounts for the current fiscal year. For the fiscal year ended December 31, 2024, Other Expenses (as a percentage of average net assets attributable to common shares) were 2.83%.

Management Fee not based on Net Assets, Note [Text Block]

[3] The Adviser Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears and will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The percentage reflected in the table above assumes full investment of the Company’s net assets. To the extent that the Company holds cash and/or cash equivalents, the actual percentage as a percentage of average net assets attributable to common shares will be lower. For the fiscal year ended December 31, 2024, the Adviser Management Fee (as a percentage of average net assets attributable to common shares) was 0.87%.

Acquired Fund Fees and Expenses, Note [Text Block]

[6] Includes fees and expenses of approximately 0.02% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. For the fiscal year ended December 31, 2024, Acquired Fund Fees and Expenses (as a percentage of average net assets attributable to common shares) were 0.02%.

General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]

INVESTMENT OBJECTIVES AND STRATEGY

We are a Maryland corporation incorporated on December 17, 2018. Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We are an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under the Code.

We are managed by YieldStreet Management, LLC, a registered investment adviser under the Advisers Act, which, under the supervision of our Board of Directors, oversees the management of our activities and is responsible for making investment decisions for our portfolio.

Prytania Investment Advisors LLP, a registered investment adviser under the Advisers Act, serves as our Sub-Adviser.

About our Adviser

We are managed by Yieldstreet Management pursuant to the Investment Advisory Agreement. Our Adviser is wholly owned and controlled by Yieldstreet. Both Yieldstreet Management and Yieldstreet are considered our affiliates. Our Adviser is registered as an investment adviser with the SEC under the Advisers Act and is led by a team of investment professionals including Ted Yarbrough, Yieldstreet’s Chief Investment Officer, Sirisha Prasad, Portfolio Manager, Rebecca Fine, Managing Director of Yieldstreet’s art finance vertical, Mitchell Rosen, Yieldstreet’s Managing Director of Real Estate and Fahd Basir, Managing Director and head of Yieldstreet’s private business credit and opportunistic investments group,. We refer to those investment professionals collectively as our “Senior Investment Professionals.” Our Senior Investment Professionals are supported by a team of additional investment professionals that we refer to together with our Senior Investment Professionals as our “Investment Team.” Our Senior Investment Professionals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending, and implementing our investment strategy. Our Adviser also manages a series of private investment vehicles, and may in the future manage additional private or public investment vehicles, including additional registered investment companies, which we refer to collectively as the “Yieldstreet Platform.” See “Risk Factors -Risks Related to Our Adviser and/or Sub-Adviser.” Many of the current and future investment vehicles on the Yieldstreet Platform have and will have investment objectives and investment strategies that overlap with ours. As of March 31, 2025, the Yieldstreet Platform had total capital under management of approximately $2,051 million.

Our Senior Investment Professionals have significant experience and an extensive track record of investing in the Investments we target. In addition, our Adviser has access to certain finance, accounting, legal and administrative personnel of Yieldstreet and may retain additional personnel as our activities expand. We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment strategy. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.

Our Board of Directors, including our independent directors, oversees and monitors our investment performance and relationship with our Adviser, and annually reviews the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement”.

About the Sub-Adviser

Prytania serves as our investment sub-adviser pursuant to the Sub-Advisory Agreement. Prytania is registered as an investment adviser with the SEC under the Advisers Act and is a quantitatively focused investment management firm specializing in structured finance, managing and advising on portfolios that consist primarily of assets originated in the United Kingdom, Europe and the United States.

Prytania is currently responsible for the management of a portion of the Company’s assets that our Adviser shall allocate from time to time, in accordance with the investment policies, restrictions and guidelines applicable to the Sub-Adviser’s management of the assets, as agreed to in writing from time to time by our Adviser and the Sub-Adviser.

Prytania is a London-based global structured credit specialist that employs a long only, fundamental research-intensive approach, which incorporates macro/micro economic and thematic research. As of March 31, 2025, Prytania had approximately $1.0 billion in assets under management (calculated as the notional value of assets plus cash).

Impact of Recent Market Events

In view of the recent market events, including but not limited to, the on-going trade war between the United States and foreign countries, the resulting impact of epidemics/pandemics (e.g., COVID-19), the on-going global military conflicts and current market uncertainty in both the debt and equity markets on both the debt and equity markets, as well as liquid assets generally, we intend to focus our investment and origination efforts primarily on illiquid investments that we believe may be subject to less volatility than more liquid assets given the current market uncertainty. In addition, we may seek to invest in certain liquid assets within our Select Traded Portfolio on an opportunistic basis where our Adviser and/or Sub-Adviser believes such assets may be potentially undervalued given the current market environment or may be an appropriate investment for us. Assets within our Select Traded Portfolio will generally have a CUSIP number or otherwise be tradable either on an exchange or through the over-the-counter markets. The Adviser and/or Sub-Adviser may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for us. The size of the assets allocated to our Select Traded Portfolio may increase if it is determined that we should maintain a higher level of liquidity within our overall portfolio. We do not generally expect that the size of our Select Traded Portfolio will exceed 60% of our total assets, on average, during any single calendar year. However, we may elect to temporarily increase the percentage of our total assets that are comprised of more liquid assets of the type within the Select Traded Portfolio to the extent we deem necessary or appropriate for tax or regulatory compliance purposes, or as may be required in connection with subsequent closings, pending our investment of the proceeds of such closings in accordance with our investment objectives and strategies described in this prospectus. See “Use of Proceeds.” We and our Adviser and/or Sub-Adviser will continue to assess the nature and mix of our investment portfolio and our overall investment strategy as market and economic conditions continue to evolve. Notwithstanding the foregoing, such uncertainty and market events may nevertheless have a material, adverse impact on the Company’s investments and operations.

Contingent Funding Agreements

During the course of this offering, we may from time to time enter into certain contingent funding agreements with one or more loan originators or other asset managers, who we refer to collectively as “Originators,” to acquire Investments from them to the extent we raise sufficient additional capital in subsequent closings to fund them, which we refer to as “Contingent Funding Agreements.” While we have not identified any of the Originators with which we may enter into such Contingent Funding Agreements, we would expect each of them to fall within our investment objectives and strategies described throughout this prospectus. Under such Contingent Funding Agreements, we would expect to have the right, but not the obligation, to fund the acquisition of the underlying Investment for a set period of time after we execute such agreement.

We expect that any such Contingent Funding Agreement would be structured to provide us with the right to either provide a loan to a specified borrower or acquire an existing Investment from an Originator for a period of up to 90 days, in either case upon terms determined at the time we enter into such Contingent Funding Agreement. We would generally expect to close on the Investments underlying any outstanding Contingent Funding Agreements in connection with each closing we conduct as part of the offering to which this prospectus relates.

Although the Contingent Funding Agreements will not bind us to make any particular Investment, the terms and nature of the underlying Investment will be determined at the time we enter into any Contingent Funding Agreement, and may be different than they would have been if we did not include the contingent right, or if we instead negotiated the terms of the Investment at the time we funded or purchased it, rather than in advance. In addition, while we do not expect to pay any fees or compensation to Originators in connection with such Contingent Funding Agreements, many will often receive fees for serving as administrative agent for Investments underlying such Contingent Funding Agreements, which typically includes receiving and distributing interest and other payments received on an Investment among its various holders, and performing certain other administrative functions related to the Investment. In certain cases, to the extent we subsequently elect not to fund the loan or acquire the Investment to which a Contingent Funding Agreement pertains, either because we lack available funds to do so or otherwise, our Adviser may allocate such investment opportunity to one or more of our affiliates once such Contingent Funding Agreement has either expired or been terminated.

We expect that any Contingent Funding Agreements will generally not relate to investments in our Select Traded Portfolio.

Investment Strategy

Our investment objective is to generate current income and, as a secondary objective, capital appreciation. We seek to achieve our investment objectives by primarily investing in Credit Investments. Such Credit Investments may include instruments directly or indirectly secured by real or personal property. We may also acquire Credit Investments that include automotive loans, corporate loans, receivable financing, litigation financing, art financing, oil and gas financing, purchase order financing, consumer loans, retail point of sale financing, marine and shipping finance, aircraft leasing and financing, asset based financing, working capital loans, cash flow loans, short term loans, merchant cash advances, equipment financing, mortgage-backed securities, asset backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, other mortgage-related securities, residential and commercial loans and mortgages, loan participations and assignments, loan securitized products and delayed funding loans and credit facilities, as well as instruments that are directly or indirectly secured by such assets, including in certain cases Participation Interests. The Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. In addition to Credit Investments, we may also selectively acquire Equity Investments. We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

We may invest any amount of assets in securities, including residential or commercial mortgages, of any credit quality, including securities that are issued by highly leveraged companies and that are rated at the time of investment below investment grade i.e., “Ba” or “BB” or below by Moody’s Investors Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities, including those that will not be rated by any rating agency, that are judged to be of comparable quality by our Adviser and/or Sub-Adviser. Our exposure to below investment grade instruments involves certain risks, including speculation with respect to the issuer’s capacity to pay interest and repay principal when due, and are commonly referred to as “junk bonds” or “high yield securities.” Our Credit Investments substantially, and at times primarily, consist of investments that would be considered below investment grade. The Credit Investments in our portfolio may often have a significant portion of principal due at the maturity of the investment, which would result in a substantial loss to us if such borrowers are unable to refinance or repay their debt at maturity. Many of the Credit Investments we could potentially acquire in the secondary market may also have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants.

In addition to acquiring Credit Investments originated by others or in secondary market transactions, we may from time to time also originate our own loans and similar Credit Investments. We may make such loans and originate such Credit Investments to the extent permitted under the 1940 Act and the rules and regulations thereunder. Our selection process for Credit Investments we originate will mirror the process we apply to any other Credit Investments we may acquire, including the factors we consider such as maturity and duration of individual Credit Investments, borrower and loan types, and geographic location of borrowers. See “Investment Strategy.” While we may opportunistically originate new Credit Investments in any industry in which we may invest, our origination activities will likely be weighted more towards certain investment areas, such as marine loans, where our Adviser and/or Sub-Adviser has particular expertise or where attractive secondary market trades remain less available. Any Credit Investments we originate will be sourced directly through relationships maintained by our Adviser and/or Sub-Adviser, and we do not intend to form any separate online loan platform or similar vehicle to publicly source potential new Credit Investments that we may originate.

In originating new Credit Investments, we will generally seek to apply underwriting criteria that we believe are consistent with those employed by other similarly situated originators within a particular industry space, including considering the relative creditworthiness of specific borrowers, the availability and value of collateral securing our investment, if any, and the risk-adjusted return associated with a proposed Credit Investment. We expect the relative weighting we apply to such criteria to vary, depending on the nature of the Credit Investment and the underlying borrower. Where we originate a new Credit Investment, we will often perform certain loan servicing obligations and may receive compensation from the underlying borrower to perform such functions. Loan servicing obligations are typically administrative in nature, and often include coordinating the payment of interest on a Credit Investment to the appropriate investors and notifying investors in the event of a breach of the terms of a Credit Investment. There are no limits on the number of Credit Investments we may originate to issuers in the same industry, other than pursuant to our fundamental policy not to invest more that 25% of our total assets in the securities of companies or entities engaged in any one industry or group of industries.

We have acquired and may continue to acquire, on an opportunistic basis debt or equity interests in vehicles that in turn hold interests in the type of Investments which we seek to also target. These may include pooled investment vehicles managed by unaffiliated third-parties, such as loan securitization structures formed in reliance on Rule 3a-7 under the 1940 Act, including collateralized loan obligation, or “CLO,” structures and issuers of mortgage-backed securities, as well as real estate investment trusts or similar funds that invest primarily in real estate or real estate-related securities. We may also invest in a joint venture investment structure where we and one or more other investors have joint investment control over such vehicle. However, we would generally not expect to consolidate the assets held by such vehicles with the remainder of our portfolio. In addition, our investment in any such vehicles would be subject to our fundamental policy with respect to concentration, in that no more than 25% of our total assets may be invested in the securities of companies or entities engaged in any one industry or group of industries.

In our Select Traded Portfolio, we may also target on an opportunistic basis certain more liquid investments. While not a principal investment strategy, the Adviser and/or Sub-Adviser may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for us. Assets within our Select Traded Portfolio will generally have a CUSIP number or otherwise be tradable either on an exchange or through the over-the-counter markets. The Adviser and/or Sub-Adviser may target such opportunistic investments that fall outside our principal investment strategy where it believes that such assets are undervalued due to market conditions or are otherwise an appropriate investment for us. The size of the assets allocated to our Select Traded Portfolio may increase if it is determined that we should maintain a higher level of liquidity within our overall portfolio. We do not generally expect that the size of our Select Traded Portfolio will exceed 60% of our total assets, on average, during any single calendar year. However, we may elect to temporarily increase the percentage of our total assets that are comprised of more liquid assets of the type within the Select Traded Portfolio to the extent we deem necessary or appropriate for tax or regulatory compliance purposes, or as may be required in connection with subsequent closings, pending our investment of the proceeds of such closings in accordance with our investment objectives and strategies described in this prospectus. See “Use of Proceeds.”.

In accordance with the foregoing strategies, the Adviser and/or Sub-Adviser may invest our Select Traded Portfolio in a broad range of Credit Investments and Equity Investments, sectors and strategies. Credit Investments may be of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest, and may be of any maturity or duration. The Adviser and/or Sub-Adviser may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Adviser and/or Sub-Adviser may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. The Adviser and/or Sub-Adviser may allocate our Select Traded Portfolio’s assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time.

Particularly with respect to the Investments in our Select Traded Portfolio, we may, but are not obligated to, enter into certain types of derivatives transactions. We may, but are not obligated to, use Strategic Transactions for hedging purposes or to enhance total return. There is no guarantee that the Adviser and/or Sub-Adviser will utilize derivatives on behalf of the Company, even in circumstances where it would be advantageous to the Company do so.

When making investments in Credit Investments (other than those in our Select Traded Portfolio), we will generally seek to acquire such Credit Investments that (i) are believed to be sufficiently collateralized to preserve capital, and (ii) will generate income in accordance with our desired investment characteristics. Given the nature and risks associated with special-situation lending, we will generally seek to focus first on the collateral available for each such Credit Investment in an effort to protect principal, and then second on obtaining an appropriate return given the term, risk and liquidity associated with each such specific Credit Investment. We will generally apply similar criteria for any Equity Investment we may acquire, with a focus on our expected risk adjusted return on such Equity Investments.

Additionally, on an opportunistic basis, the Adviser and/or Sub-Adviser may invest in Non-U.S. Securities. These securities may be U.S. Dollar-denominated or non-U.S. Dollar-denominated. Some Non-U.S. Securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign securities markets than in the United States and, at times, greater price volatility than in the United States. Because evidence of ownership of such securities usually is held outside the United States, we will be subject to additional risks if the Adviser and/or Sub-Adviser invests in Non-U.S. Securities, which include adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

Also, the Adviser and/or Sub-Adviser may invest in securities of issuers located in emerging market countries, including securities denominated in currencies of emerging market countries. Emerging market countries generally include every nation in the world (including countries that may be considered “frontier” markets) except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. There is no minimum rating criteria for the Adviser’s and/or Sub-Adviser’s investments in such securities. These issuers may be subject to risks that do not apply to issuers in larger, more developed countries. These risks are more pronounced to the extent the Adviser and/or Sub-Adviser invests significantly in one country. Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices. Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the Adviser and/or Sub-Adviser may not be able to sell our Select Traded Portfolio’s securities in amounts and at prices it considers reasonable. The U.S. Dollar may appreciate against non-U.S. currencies or an emerging market government may impose restrictions on currency conversion or trading. The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession. Economic, political and social developments may adversely affect non-U.S. securities markets.

Consistent with our investment strategy, the Adviser and/or Sub-Adviser, when appropriate, may direct the Company to invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Sovereign government and supranational debt involve all the risks described herein regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation.

Brady Bonds are not considered to be U.S. government securities. U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors described elsewhere associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Adviser and/or Sub-Adviser may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause us to suffer a loss of interest or principal on any of our holdings. See “Risk Factors – Risks Related to Our Investments Generally.”

Furthermore, our shares are priced in U.S. Dollars and the distributions paid to stockholders are paid in U.S. Dollars. However, a portion of our assets within our Select Traded Portfolio, may be denominated in non-U.S. currencies and the income received by us from such securities will be paid in non-U.S. currencies. The Adviser and/or Sub-Adviser may, on an opportunistic basis, invest in or gain exposure to non-U.S. currencies for investment or hedging purposes. The Adviser and/or Sub-Adviser’s investments in securities that trade in, or receive revenues in, non-U.S. currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect an investment. The Company may (but is not required to) hedge some or all of its exposure to non-U.S. currencies through the use of derivative strategies, including forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and foreign currency futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Adviser and/or Sub-Adviser will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Adviser and/or Sub-Adviser has the flexibility to engage in such transactions, the Adviser and/or Sub-Adviser may determine not to do so or to do so only in unusual circumstances or market conditions. These transactions may not be successful and may eliminate any chance for us to benefit from favorable fluctuations in relevant foreign currencies. The Adviser and/or Sub-Adviser may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. We do not expect a material portion of our Select Traded Portfolio to include investments denominated in non-U.S. currencies.

Our Investment Team’s model is predicated on working with loan originators or other asset managers, who we refer to collectively as “Originators,” who can provide access to potentially attractive investment opportunities and other deal flow. Our Investment Team works to identify and cultivate relationships with experienced Originators that they believe have significant experience in their specific asset class and have experience and a track record originating and servicing the types of loans we target for investment. These Originators typically work with and perform due diligence on potential borrowers in connection with structuring and negotiating loans with them. These Originators also generally retain responsibility for servicing any loans they originate through their respective life cycles. Our Investment Team vets and conducts due diligence on potential Originators, including reviewing their background, credit and underwriting policies, evaluating their existing loan portfolio and performance and reviewing their business policies, among other things. Once an Originator has been vetted by our Investment Team, our Investment Team will then evaluate potential investment opportunities from that Originator that may be suitable for us and make investment decisions on a deal-by-deal basis. In addition, in certain circumstances where our Investment Team has in-house expertise or has partnered with an expert in a particular asset class, we will negotiate loans directly with borrowers. In such circumstances, those loans are typically serviced by an experienced third-party servicer. Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect. We will also directly originate new Credit Investments sourced by our Adviser and/or Sub-Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Credit Investment Servicing

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider, which we refer to as a “Servicer.” Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. To the extent applicable, our Investment Team will monitor the performance of the Servicers to the Credit Investments we hold in our portfolio.

We generally expect the Servicer of a Credit Investment to provide updates on that Credit Investment and submit payments according to a payment schedule. In certain situations, such as in connection with a Credit Investment in litigation finance, while interest may continue to accrue, there may not be a periodic cash payment schedule and such Credit Investment’s payment amounts and timing may be dependent on certain events, such as settlement of a case. Our Investment Team relies on the Servicer of a Credit Investment to do the following tasks:

☐	Collect payments in accordance with the schedule and disburse payments to us;

☐	Notify us of any delays in payments and the reason for such delays;

☐	Notify us of any non-compliance with a Credit Investment’s terms or covenants;

☐	Conduct collateral review and verification, if necessary; and

☐	Conduct on-site inspections and meetings, if necessary.

Our Investment Team will review servicing reports to ensure the disbursements to us are in accordance with the terms of the Credit Investment. Upon notification by the Servicer of an actual, pending or potential default or impairment (or in a proactive fashion, if initiated by our Investment Team), our Investment Team will contact the Originator to obtain additional information on our investment. This may include direct conversations with the borrower. While the specific set of actions to be taken in any given scenario may change depending on the circumstances at the time of an actual, pending or potential default or impairment of the Credit Investment, our Investment Team and the Originator will generally discuss and agree upon default and/or impairment scenario contingency plans in advance of our investment in a Credit Investment, with subsequent follow up regarding potential action plans upon the occurrence of such an event. Potential actions to be taken, in coordination with the Originator, may include the following:

☐	developing a plan to regain compliance and/or negotiating a forbearance agreement;

☐	potentially re-underwrite and restructure the loan to preserve capital and accelerate repayment; and

☐	foreclosure on and liquidation of the collateral to preserve capital for the noteholders, including us.

Where we rely solely on Originators to service the Credit Investments and to maintain relationships with borrowers, our Investment Team does not necessarily have the servicing resources or wherewithal to cure any potential default or impairment of a Credit Investment. If the Investment Team believes that the Originator is not acting in the best interest of the Credit Investment, the Investment Team may appoint a back-up servicer in situations where it has discretion to do so. However, because we may buy Participation Interests and own only a portion of a Credit Investment, we may not be the majority owner or have the right to change the Originator.

We will also directly originate new Credit Investments sourced by our Adviser and/or Sub-Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. See “Risk Factors – Risks Related to Our Investments Generally.”

Sale of Investments

With respect to our Investments that are not included in our Select Traded Portfolio, we do not plan on acquiring Investments for the primary purpose of reselling such Investments in the ordinary course of business. However, we may sell such Investments, or fractional interests in such Investments, when our Investment Team determines that it may be advantageous for us to do so, based upon then-current interest rates, the length of time that the Investment has been held by us and our investment objectives and strategies.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Established platform with seasoned investment professionals. We believe that we will benefit from the experience of our Investment Team in managing a variety of investment vehicles on the Yieldstreet Platform, which includes focusing on sourcing, structuring, executing and monitoring a broad range of investments. We believe the members of our Investment Team possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities.

Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only once and must be returned to investors after a predetermined time period. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.

Efficient Tax Structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate tax-paying competitors, and achieve after-tax net returns that are often greater than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness are not expected to be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities we own will generally be subject to federal and state income taxes on their income. As a result, the net return to us on such investments that are held by such subsidiaries will be reduced to the extent that the subsidiaries are subject to income taxes.

Disciplined, income-oriented investment philosophy. Each of our Adviser and Sub-Adviser employs an investment approach focused on current income, capital preservation and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions that could result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss.

Unique, digital distribution channel. As a digital platform, the Yieldstreet Investment Portal provides us with a means of distributing our shares without the expense of traditional distribution channels. While we may also utilize traditional distribution channels, we expect that the majority of our distribution efforts will be conducted through the Yieldstreet Investment Portal.

Operating and Regulatory Structure

Our investment activities will be managed by our Adviser and/or Sub-Adviser and supervised by our Board of Directors (and the Adviser, in the case of the Sub-Adviser), a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay our Adviser an Adviser Management Fee based on certain of our assets. Under the Sub-Advisory Agreement, the Adviser has agreed to pay the Sub-Adviser a sub-advisory fee as described in “Sub-Advisory Agreement-Advisory Fees” below. In addition, we will directly or indirectly reimburse our Adviser for routine non-compensation overhead expenses. See “Investment Advisory Agreement” for a description of the payments we will make to our Adviser.

The Administrator will provide us with general ledger accounting, fund accounting, and other administrative services. The Administrator expects to retain one or more sub-administrators from time to time to provide certain administrative services to the Company on behalf of the Administrator. ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as our sub-administrator and to provide us with certain administrative services on behalf of the Administrator. The Company pays an administrative fee to the Administrator and a registered fund services fee to AFS for their services as Administrator and sub-administrator, respectively. AFS (including through its affiliate SS&C Global Investor & Distribution Solutions, Inc.) has also been retained to provide certain transfer agency and other services to the Company and its wholly-owned subsidiaries, for which it receives separate compensation from the Company and/or its subsidiaries.

While a registered closed-end management investment company may list its shares for trading in the public markets, we have currently elected not to do so. We believe that a non-traded structure initially is appropriate for the long-term nature of certain of the assets in which we invest. This structure allows us to operate with a long-term view, similar to that of other types of private investment funds-instead of managing to quarterly market expectations-and to pursue our investment objectives without subjecting our investors to the daily share price volatility associated with the public markets because our shares will not be listed on a national securities exchange. To provide our stockholders with limited liquidity, we intend to, but are not obligated to, conduct quarterly repurchase offers pursuant to our share repurchase program. This will initially be the only method of liquidity that we expect to offer, and you should not rely on any additional form of liquidity to develop or be provided, either through the development of a trading market for our shares or otherwise. See “Share Repurchase Program.” Therefore, stockholders may not be able to sell their shares promptly or at a desired price.

An investment in our shares is not suitable for investors that require short-term liquidity:

☐	Our shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.

☐	If you are able to sell your shares, you will likely receive less than your purchase price

☐	Our shares are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever.

☐	We have effectuated, but are not obligated to continue, a share repurchase program, but only a limited number of shares will be eligible for repurchase by us.

☐	You will have no right to require us to repurchase your shares or any portion thereof. See “Share Repurchase Program.”

☐	Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time.

☐	We intend to operate as an evergreen fund with no termination date and, accordingly, do not intend to cease our investment operations nor seek to liquidate our investment portfolio as of any specified date.

Accordingly, as a result of us operating as an evergreen fund with no termination date and because only a limited number of shares will be eligible for repurchase by us at any one time, you may be unable to sell your shares and receive proceeds when you wish to do so, if at all.

We have elected to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses and 90% of our net tax-exempt income, if any. In 2021, we were unable to satisfy the requirement that a RIC must derive at least 90% of its annual gross income from “qualifying income.” As a result, we were required to pay taxes on the income generated from the Company’s ownership percentage in the non-qualifying assets held in 2021 in order to qualify as a RIC for U.S. federal income tax purposes for our 2021 fiscal year. The Adviser reimbursed us for any such taxes due. Beginning with our 2022 fiscal year and for each fiscal year since, we have satisfied the 90% Income Test and qualified as a RIC for such fiscal year, and intend to continue to qualify as a RIC for successive periods thereafter.

In seeking to achieve our investment objectives, we have utilized, and may utilize in the future, certain wholly-owned subsidiaries to hold certain equity or equity-like investments in partnerships. We consolidate the Subsidiaries with the Company for accounting purposes, but not for U.S. federal income tax purposes. The Subsidiaries are subject to U.S. federal income tax on their taxable income at the rates applicable to corporations and subject to state and local taxes in jurisdictions in which a Subsidiary has an economic presence. You should be aware that the net return to us on investments held in a Subsidiary will be reduced to the extent that a Subsidiary is subject to taxes at the federal, state and/or local levels.

We will be subject to certain regulatory restrictions in making our investments, including with respect to co-investments with entities affiliated with our Adviser. We obtained exemptive relief on November 10, 2020, from the SEC to engage in co-investment transactions with our Adviser and/or its affiliates, including other investment vehicles on the Yieldstreet Platform.

Leverage Facility

To seek to enhance our returns and manage our liquidity needs, we expect to borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur leverage for up to one-third of our assets) when the terms and conditions available are favorable to investing and well-aligned with our investment strategy and portfolio composition. In determining whether and when to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook, taking into account our current liquidity needs and the relative maturity dates of our portfolio. The use of borrowed funds or the proceeds of preferred stock to make investments has its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors – Risks Related to Debt Financing” for a discussion of the risks inherent to employing leverage.

We entered into a revolving Credit Facility pursuant to a Loan, Guarantee and Security Agreement by and among the Company, as borrower, certain subsidiaries of the Company as guarantors, and Esquire Bank, National Association, as lender (the “Lender”), pursuant to which the Company may borrow up to an aggregate principal amount of $20 million outstanding any at time, subject to certain specified limitations and conditions. Each of the Company and each guarantor have provided the Lender a security interest on substantially of its respective assets to secure the obligations under the Credit Facility.

As of March 31, 2025, the Company had approximately $10 million outstanding under its Credit Facility. The Company expects to borrow under the Credit Facility opportunistically and may choose to increase or decrease its use of leverage from time to time based on the Company’s available liquidity and its assessment of market conditions and the investment environment. There can be no assurance that the Company will use leverage, that its leveraging strategy will be successful during any period in which it is employed or that it will be able to renew the Credit Facility on terms consistent with those available under the Credit Facility today, or on any terms at all.

Valuation Procedures

The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. The value of Investments for which market prices are readily available will generally be updated daily; the value of Investments for which reliable market prices are not readily available will generally be valued on at least a quarterly basis.

The Board of Directors has approved valuation policies and procedures that provide a framework for determining the fair value of Investments in compliance with U.S. GAAP, the 1940 Act and the rules thereunder. The Board of Directors has designated the Adviser as its “valuation designee” pursuant to Rule 2a-5 under the 1940 Act, and in that role the Adviser is responsible for performing fair value determinations relating to Investments, including periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies, in accordance with valuation policies and procedures approved by the Board of Directors. The Adviser provides the Board of Directors with periodic reports on a quarterly basis or, more frequently if necessary, describing the valuation process applicable to that period. The Board of Directors ultimately is responsible for fair value determinations under the 1940 Act and satisfies its responsibility through its oversight of the valuation designee in accordance with Rule 2a-5.

A substantial majority of the Investments in our portfolio will be Investments for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our Adviser as valuation designee, does not represent fair value.

We may elect to engage independent valuation firms to provide assistance to the valuation designee in valuing certain of our Investments. Our valuation designee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how net asset value is determined.

Competition

We compete for investments with other investment funds (including other equity and debt funds, mezzanine funds, and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies, and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including Investments. As a result of these new entrants, competition for investment opportunities in Investments may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser and/or Sub-Adviser and our responsive and efficient investment analysis and decision-making processes.

Employees

We do not currently have any employees and do not expect to have any employees. Our day-to-day investment operations are managed by our Adviser. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Each of our executive officers is an employee of our Adviser or the Administrator or an affiliate thereof, or an outside contractor. Among other things, we bear the cost of compensation paid for the services of our Chief Compliance Officer.

Facilities

We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 300 Park Avenue, 15th Floor New York, NY 10022, where we occupy office space pursuant to an Administration Agreement with the Administrator.

Legal Proceedings

From time to time, our Adviser and/or Sub-Adviser and its affiliates or their professionals may be party to certain other legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

Risk Factors [Table Text Block]

RISK FACTORS

Investing in our shares involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our shares. If any of the following events occur, our business, financial condition, and results of operations could be materially and adversely affected. In such a case, the net asset value of our shares could decline, and you may lose all or part of your investment.

Risks Related to Our Business and Structure

Our Board of Directors may change, modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria, and strategies, to the extent such strategies are not identified as fundamental investment policies, without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, net asset value, operating results, or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objectives, operating policies, investment criteria, or strategies.

Our ability to achieve our investment objectives depends on our Adviser and/or Sub-Adviser’s ability to manage and support our investment process. If our Adviser and/or Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser and Sub-Adviser. Our Adviser and Sub-Adviser will evaluate, negotiate, structure, execute, monitor and service our Investments managed by them. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser and Sub-Adviser. The departure of any of our Adviser or Sub-Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on our Adviser and Sub-Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s and Sub-Adviser’s respective capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, our Adviser and/or Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser and/or Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition, results of operations and the value of your investment.

The Investment Advisory Agreement and Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us, and the Sub-Advisory Agreement similarly may be terminated at any time, without penalty, by the Adviser or the Sub-Adviser upon 60 days’ written notice. If any such agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Sub-Adviser.

We may face increasing competition for investment opportunities in Investments, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Investments. As a result, competition for investment opportunities in Investments may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Credit Investments is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a registered closed-end management investment company.

To the extent original issue discount and payment-in-kind (“PIK”) interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our Investments may include original issue discount (“OID”) instruments and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

☐	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
☐	OID accruals may create uncertainty about the source of our distributions to stockholders;
☐	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
☐	OID and PIK instruments may represent a higher credit risk than coupon loans.

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital. In addition, a portion of the fees payable to our Adviser may be attributable to OID or PIK income from time to time, although our Adviser is not obligated to reimburse us for such fees to the extent we fail to receive in cash the OID or PIK income we have previously accrued. As a result, our Adviser and/or Sub-Adviser may be incentivized to favor Investments with OID or PIK features from time to time, even if the relative risk associated with such investments would be higher than comparable Investments with cash interest payments.

A significant majority of our investment portfolio will be recorded at fair value as determined in good faith by the Adviser in its role as “valuation designee,” subject to the oversight of our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser in its role as “valuation designee,” subject to the oversight of our Board of Directors. Typically, there will not be a public market for the investments that we make. Our Investments are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these Investments quarterly at fair value as determined in good faith by the Adviser in its role as “valuation designee,” subject to the oversight of our Board of Directors. Certain factors that may be considered in determining the fair value of our Investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of Investments in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates selected for such purpose by the valuation designee. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the Investments in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, the Adviser’s fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation—Senior Securities” in the SAI.

The amount of any distributions we may make is uncertain, and any distributions will be authorized in the sole discretion of our Board of Directors. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. The return of capital does not include income or capital gains.

We intend, subject to authorization by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, and the Investments in which we invest, will be subject to regulation at the local, state, and U.S. federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser and/or Sub-Adviser to other types of investments in which our Adviser and/or Sub-Adviser may have less expertise or limited experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. Developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

The impact of financial regulation on us remains uncertain.

In light of recent prior conditions in the U.S. and global financial markets and the U.S. and global economy, legislators and regulators remain focused on the regulation of the financial services industry. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” institutes a wide range of reforms that have had an impact on all financial institutions. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of current or future regulation on the financial services industry, these changes could be adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the Investments we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence. We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and certain other securities.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we may issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our Investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Particularly with respect to the Investments in our Select Traded Portfolio, we may, but are not obligated to, enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this prospectus and are also referred to as “Strategic Transactions.” We cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our shares. There is no guarantee that the Adviser and/or Sub-Adviser will utilize derivatives on behalf of the Company, even in circumstances where it would be advantageous to the Company do so.

We will not generally be able to issue and sell our shares at a price below net asset value per share. We may, however, sell our shares at a price below the then-current net asset value per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or collateralized loan obligation (“CLO”) (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser and/or Sub-Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations may be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as the Adviser Management Fee. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

We rely on third-parties and FDIC-insured banks to process transactions through the Yieldstreet Investment Portal.

We rely on third-party and FDIC-insured depository institutions to process our transactions through the Yieldstreet Investment Portal, including payments on Investments and distributions to investors. Under the ACH rules, if we experience a high rate of reversed transactions (“chargebacks”), Yieldstreet may be subject to sanctions and potentially disqualified from using the system to process payments. In addition, if for any reason, Yieldstreet’s third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so, we would be required to transition such services. In such an event, we could experience significant delay in our ability to process payments timely and our ability to receive payments on our Investments will be delayed or impaired.

The Company and the Adviser are subject to general risks related to third-party banking-as-a-service (“BaaS”) platforms.

Utilizing BaaS platforms offers numerous benefits to the Company and the Adviser however, there a number of specific risks for the Company, the Adviser and such BaaS platform to consider. By outsourcing banking functions to BaaS providers, the Company and the Adviser exposed to risk as a result of relying on such third-party provider. While such a provider may offer robust security measures and compliance frameworks, the Company and the Adviser may be indirectly impacted should any provider fail to sufficiently adhere to regulatory standards, safeguard customer data effectively, and/or manage their business operations appropriately to ensure continuous service. Dependence on a single BaaS provider for banking functions may create continuity risks and overdependence on a single provider. The Company and the Adviser may face challenges in transitioning to alternative providers or internalizing banking operations if such a provider experiences service disruptions, operational failures, or regulatory sanctions. Such events have occurred in the past and may occur again in the future.

If the security of your confidential information stored on the Yieldstreet Investment Portal’s systems is breached or otherwise subjected to unauthorized access, your private information may be inadvertently disclosed or stolen.

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non- U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Yieldstreet Investment Portal may store bank information and other personally-identifiable sensitive data of both investors and borrowers. The Yieldstreet Investment Portal is compliant with payment card industry security standards and uses daily security monitoring services and intrusion detection services monitoring malicious behavior. However, any willful security breach or other unauthorized access could cause your secure information to be stolen and used for criminal purposes, and you would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Yieldstreet Investment Portal and our third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause you and Originators and/or borrowers to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, could harm our reputation, resulting in a potential loss of stockholders, and the value of your investment in the shares could be adversely affected. Additionally, a security breach or violations of GLBA and other laws could subject us to litigation and/ or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on our brand and reputation. We may also face regulations related to privacy and data security in the other jurisdictions in which we invest.

Any significant disruption in service on the Yieldstreet Investment Portal or in its computer systems could materially and adversely affect our ability to perform our obligations.

If a catastrophic event resulted in a Yieldstreet Investment Portal outage and physical data loss, our ability to perform our obligations would be materially and adversely affected. The satisfactory performance, reliability, and availability of the Yieldstreet Investment Portal’s technology and its underlying hosting services infrastructure are critical to our operations, level of customer service, reputation and ability to attract new stockholders and retain existing stockholders. The Yieldstreet Investment Portal’s hosting services infrastructure is provided by a third-party hosting provider (the “Hosting Provider”). The Yieldstreet Investment Portal also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the Yieldstreet Investment Portal website will be uninterrupted, error-free or secure. The Yieldstreet Investment Portal’s operations depend on the Hosting Provider’s ability to protect its and the Yieldstreet Investment Portal’s systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm our systems, criminal acts and similar events. If the Yieldstreet Investment Portal’s arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, an interruption in service as well as delays and additional expense in arranging new facilities could be experienced. Any interruptions or delays in the Yieldstreet Investment Portal’s service, whether as a result of an error by the Hosting Provider or other third-party error, Yieldstreet’s error, natural disasters or security breaches, whether accidental or willful, could harm our ability to perform any services with respect to Investments or maintain accurate accounts, and could harm our relationships with our stockholders and our reputation. Additionally, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. Our disaster recovery plan has not been tested under actual disaster conditions, and there would be some delay in recovering data and services in the event of an outage at a facility operated by the Hosting Provider. In addition, there is no guarantee that all data would be recoverable. These factors could prevent us from processing or posting payments on the Investments, divert employees’ attention and damage our brand and reputation.

Risks Related to an Investment in Our Shares

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

The purchase price at which you purchase shares will be determined at each closing date. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value.”

If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets under-perform.

The funds we are able to raise in connection with this offering may not, by itself, be sufficient for us to purchase a relatively diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. In addition, our Board of Directors has determined that it is in our best interests to continue to operate as an evergreen fund with no termination date and, accordingly, we do not intend to cease our investment operations nor seek to liquidate our investment portfolio as of any specified date. Although we do not anticipate them doing so at this time, our Board of Directors will retain the authority to explore alternatives to our continued operation as an evergreen fund in the event that our Board of Directors determines that an alternative transaction would be in our best interests. We would only pursue such an alternative transaction with the approval of our stockholders, if required, and if we are able to offer liquidity for stockholders who do not wish to participate. Any such alternative transaction, including any related stockholder vote or repurchase of shares, would also be required to comply with the requirements of the 1940 Act.

No public market will exist for our shares.

Our securities are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, stockholders will not be able to liquidate their investment, other than through our share repurchase program, or, in limited circumstances, as a result of special tender offers or transfers of shares to other eligible investors.

We may be unable to sell a sufficient number of shares for us to achieve our investment objectives.

There is no assurance that we will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a relatively broad portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

We intend to offer to repurchase outstanding shares on a quarterly basis. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

On a quarterly basis, we intend to deliver repurchase offers to allow you to sell your shares to us at a price equal to the net asset value per share of our common stock as of the close of business on the date each share repurchase offer expires (the “Repurchase Offer Expiration Date”). The share repurchase program includes numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) we will not repurchase shares in any calendar year in excess of 20% of the number of shares outstanding, or approximately 5% in each quarter; and (2) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. A certain amount of cash may be reserved for future investments. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any quarterly period. Our Board of Directors may amend, suspend, or terminate the repurchase program upon 30 days’ notice. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Because the plan has many limitations it should not be relied upon as a method to sell shares promptly and at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be the net asset value per share of our common stock as of the close of business on each Repurchase Offer Expiration Date, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event a stockholder chooses to participate in our share repurchase program, the stockholder will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the Repurchase Offer Expiration Date. Although a stockholder will have the ability to withdraw a repurchase request prior to the Repurchase Offer Expiration Date, to the extent a stockholder seeks to sell shares to us as part of our periodic share repurchase program, the stockholder will be required to do so without knowledge of what the repurchase price of our shares will be on the Repurchase Offer Expiration Date.

Each shareholder may obtain the most recently calculated net asset value per share in such shareholder’s Yieldstreet portfolio available at https://www.yieldstreetalternativeincomefund.com/, but shareholders should understand that such value is likely to differ, and may differ materially, from the net asset value per share as of the Repurchase Offer Expiration Date.

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable time frame.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in Investments meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in Investments meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in Investments meeting our investment objectives.

Your interest in us will be diluted if we issue additional shares.

Potential investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares. Pursuant to our charter, The Board of Directors may, with the approval of a majority of the entire Board of Directors and without stockholder approval, amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. After an investor purchases shares, our Board of Directors may elect to amend the charter to increase the number of shares we can issue in the future,. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under our charter, certain charter amendments and certain transactions such as certain mergers, the conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our “continuing directors,” as defined in our charter. Additionally, our Board of Directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our Board of Directors may with the approval of a majority of the entire Board of Directors, without stockholder action, amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our shares the opportunity to realize a premium over the value of our shares.

We entered into a royalty-free license to use the name “YieldStreet Alternative Income Fund Inc.” which may be terminated if our Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with Yieldstreet. Under this agreement, Yieldstreet has granted us a non-exclusive license to use the name “YieldStreet Alternative Income Fund Inc.” Under the license agreement, we will have the right to use the “YieldStreet Alternative Income Fund Inc.” name for so long as our Adviser remains our investment adviser.

The forum selection clause included in our bylaws will hinder the ability of stockholders to bring claims resulting from their investment in us in a jurisdiction of their choosing.

Our bylaws include a forum selection provision that generally requires that any claims brought by stockholders be made in the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. While the applicability of forum selection clauses to claims brought under federal securities law may be subject to challenge as a general matter, including pursuant to Section 44 under the 1940 Act which generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our bylaws will likely make it more difficult for a stockholder to successfully pursue litigation against us or those covered by our forum selection clause in another jurisdiction, including one that may be more favorable to such stockholder. For the avoidance of doubt, the forum selection clause included in our bylaws does not cover claims made by stockholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder. In addition, to the extent an active trading market for our shares develops in the future, the existence of a forum selection clause may discourage certain investors from acquiring our shares, which may hinder the price at which they trade.

Risks Related to Our Adviser and/or Sub-Adviser

Our Sub-Adviser has limited prior experience managing a registered closed-end management investment company or a RIC. Therefore, our Sub-Adviser may not be able to successfully operate our business or achieve our investment objectives.

While members of the Sub-Adviser’s management team have significant experience investing in the types of Investments they target on our behalf, our Sub-Adviser has limited experience managing a registered closed-end management investment company or a RIC. Therefore, our Sub-Adviser may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Sub-Adviser has limited experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder our Sub-Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Our Select Traded Portfolio will be particularly susceptible to adverse market conditions and may not perform as anticipated.

The performance of our Select Traded Portfolio will depend largely on our ability to source and manage the liquid assets comprising it; our Adviser has historically focused on sourcing and managing illiquid securities. In addition, liquid assets are more susceptible to adverse market conditions, including credit spreads, and fluctuations in interest rates. As a result, investments in our Select Traded Portfolio may not perform as anticipated, which could materially and adversely impact our overall financial performance and results of operations.

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow our Adviser to earn increased Adviser Management Fees.

Our Adviser’s and Sub-Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s and Sub-Adviser’s professionals serve or may serve as portfolio managers, officers, directors, or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser and Sub-Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and Sub-Adviser and certain of their respective affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, Sub-Adviser, and/or their respective personnel and certain of their respective affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, in the case of the Adviser, the management of other investment vehicles on the Yieldstreet Platform. Our Adviser and/or Sub-Adviser and their respective personnel will devote only as much of their or their time and resources to our business as our Adviser and/or Sub-Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and/or Sub-Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and/or Sub-Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and/or Sub-Adviser and its affiliates.

We may face additional competition due to the fact that individuals associated with our Adviser and/or Sub-Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser and/or Sub-Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including the management of other investment vehicles on the Yieldstreet Platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. To the extent we are able to make co-investments with our Adviser’s and/or Sub-Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

Other than as required by our November 10, 2020 order from the SEC to engage in co-investments with entities affiliated with our Adviser (as such order may be updated and/or amended from time to time), affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or us, and such opportunities may be provided to the Yieldstreet Platform or another affiliate of our Adviser.

To mitigate the foregoing conflicts, our Adviser and/or Sub-Adviser and their affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company, which may give rise to certain conflicts of interest.

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company. In this capacity, the Adviser recommends investments to its clients, which may include recommendations for a client to make investments in our shares. As such, the Adviser is subject to a conflict of interest in that a recommendation for a client to invest in our shares may lead to an increase the Adviser Management Fee by increasing the cash available to the Company for investment. The Adviser may be further incentivized to recommend investments in our shares where the Adviser Management Fee is greater than the management fee and/or other compensation received by the Adviser with respect to other investment opportunities available on the Yieldstreet Platform at the time of such recommendation. However, all investment recommendation decisions will be made without consideration of the potential compensation to the Adviser from the Company.

Risks Related to Our Investments Generally

Investors are subject to market risk.

The market value of Investments will go up or down, sometimes rapidly or unpredictably due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. Turbulence in the financial markets and reduced liquidity may negatively affect an Investment and or our ability to repurchase shares pursuant to the share repurchase program. In addition, unexpected events and their aftermaths, such as the spread of infectious illness or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The United States and other countries are periodically involved in disputes over trade and other matters and the possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets and have an adverse effect on the Company’s business, financial condition and return on its Investments.

Money Market Fund Risk

The Company may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

Concentration Risk

To the extent that the Company is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Company may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Investments in foreign Investments may involve significant risks in addition to the risks inherent in investments.

Our investment strategy may involve Investments issued by foreign entities, including foreign borrowings or assets controlled by foreign entities. Investing in foreign entities may expose us to additional risks not typically associated with investments in U.S. issuers, or in assets controlled by U.S. issuers or located in the U.S. These risks include changes in exchange control regulations, political and social instability, tariffs, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing creditors’ rights in foreign jurisdictions.

Although most of our Investments will be U.S. Dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

The Company may from time to time invest in Non-U.S. Securities, which may be more volatile than U.S. securities as a result of less developed, efficient or liquid securities markets in non-U.S. financial markets.

We may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, we will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause us to lose money on our investments in Non-U.S. Securities. We will be subject to additional risks if the Adviser and/or Sub-Adviser invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits.

Investments in emerging market countries may be considered speculative because economic and political systems are less fully developed in emerging countries and can be expected to be less stable than those of more developed countries.

On an opportunistic basis, the Company may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation (including countries that may be considered “frontier” markets) in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Adviser and/or Sub-Adviser’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase our costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There are no assurances that such expropriations will not reoccur. In such an event, it is possible that we could lose the entire value of our investments in the affected market. Some countries have a pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Company.

Emerging markets may also have differing and less developed legal systems that limit the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Company will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

We would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Investments in frontier countries may be considered speculative because frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

We may, on an opportunistic basis, invest in frontier countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and new or unsettled securities law and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of our shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of our shares to decline.

Governments of many frontier countries in which the Company may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in our Select Traded Portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Company may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain companies in which the Company may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, we will be indirectly subject to those risks.

Investment in equity instruments of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity instruments of issuers operating in certain frontier countries and increase the costs and expenses of the Company. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Company. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Company of any restrictions on investments. Investing in local markets in frontier countries may require the Company, or its Adviser and/or Sub-Adviser, to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Company.

We do not expect a material portion of our Select Traded Portfolio to include investments in frontier countries.

We may face specific risks associated with Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, which may cause our expected returns to not materialize, or may materially impair the value of our Investment, which may materially and adversely affect our financial condition and results of operations.

We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed. To the extent we do so, we will be subject to numerous factors related to conducting business in non-U.S. countries, any of which could have a significant impact on our operations. Investing in Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States involves certain considerations not usually associated with investing in the United States, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the investments markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; the evolving and unsophisticated laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict our investment opportunities. In addition, accounting and financial reporting standards that prevail outside of the United States generally are not as high as U.S. standards and, consequently, less information is typically available concerning companies located outside of the United States than for those located in the United States. As a result, we may be unable to structure our transactions to achieve the intended results or to mitigate all risks associated with such markets. It may also be difficult to enforce our rights in such markets. For example, Investments traded on non-U.S. exchanges and the non-U.S. persons that trade these Investments, and Investments made outside of the United States, are generally not subject to the jurisdiction of the SEC or the securities laws and regulations of the United States. Accordingly, the protections accorded to us under such laws and regulations are unavailable for Investments located outside of the United States and non-U.S. counterparties.

Investments in securities denominated or quoted in currencies other than the U.S. Dollar may be impacted by changes in foreign currency exchange rates, which impact the value of securities within our Select Traded Portfolio and the unrealized appreciation or depreciation of investments.

The Company may on an opportunistic basis invest in securities denominated or quoted in currencies other than the U.S. Dollar. Because the Company may invest in securities denominated or quoted in currencies other than the U.S. Dollar, changes in foreign currency exchange rates may affect the value of securities within our Select Traded Portfolio and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that our net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. The Company may, but is not required to, elect for us to seek to protect ourselves from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market and frontier countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Investments in sovereign debt involve special risks, including a foreign governmental issuer of debt or the governmental authorities that control the repayment of the debt being unable or unwilling to repay principal or pay interest when due.

The Company may on an opportunistic basis invest in sovereign debt. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market or frontier country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurances that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Company may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

The possibility of one or more Eurozone countries exiting the European Monetary Union (the “EMU”), or even the collapse of the Euro as a common currency, creates significant volatility at times in currency and financial markets, generally.

As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets, generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of our Select Traded Portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of our Select Traded Portfolio’s investments. If one or more EMU countries were to stop using the Euro as its primary currency, our investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Adviser and/or Sub-Adviser may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Covenant-lite loans may offer us fewer protections than traditional Credit Investments.

Many of the debt investments we may acquire in the secondary market may have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants. In particular, borrowers under such covenant-lite loans often have greater flexibility in how they use proceeds of such borrowings, as well as how they operate their business and manage their financial condition. As a result, we may face challenges in recovering on such covenant-lite loans, to the extent they go into distress, and may lack options that would normally be available to us as a lender under more traditional debt structures.

Investments in debt securities and instruments that are below investment grade, e.g. “junk bonds,” are speculative and may present us with a higher degree of risk.

Debt securities and instruments that are below investment grade, including subprime loans and so-called “junk bonds,” are speculative, have a higher risk of default or are already in default, and tend to be less liquid and are more difficult to value than higher grade securities or instruments. Junk bonds and subprime loans tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Usury laws may affect the Credit Investments.

Certain states where collateral related to our Credit Investments are located have usury laws in place that limit the maximum interest rate of an underlying loan. At times, these laws may effectively affect payments by preventing the recovery of certain payment amounts. Further, usury laws may be subject to change at the hands of state legislators. If a borrower were to succeed in bringing a claim against a lender of record for a state law usury violation, and the court were to find that the rate charged exceeded the maximum allowable rate applicable in such state, not only would the underlying Credit Investment not receive the anticipated full value of its loan investment, but we could be subject to fines and other penalties if we were the lender of record.

The Participation Interests are unsecured and participants have limited rights.

We will hold many of our assets in Participation Interests or other indirect economic interests in loans or other debt assets. In such circumstances, we will not directly own the debt assets underlying such Participation Interests or other economic interests and/or have custody thereof. While the originating lender’s interest is secured by the assets pledged to the underlying loan from which the Participation Interest stems, the Participation Interests held by us are not directly secured by the same assets. As such, if the originating lender becomes insolvent, then our Participation Interests could be superseded by the senior creditors of the originating lender and we and our stockholders may lose some or all of their investment or payment thereon could be substantially delayed.

In addition, as an owner of Participation Interests or other indirect economic interests (including as a member of a loan syndicate), we may not be able to assert any rights against borrowers of the underlying indebtedness, and may need to rely on the holder/custodian (or other financial institution) issuing the Participation Interests or such other entity charged with the responsibility for asserting such rights, if any. Such holders/custodians and financial institutions or other entities may have reasons not to assert their rights, whether due to a limited financial interest in the outcome, other relationships with the underlying defaulting borrowers, the threat of potential counterclaims or other reasons that may diverge from our interests. The failure of such holders/custodians and financial institutions or other entities to assert their rights (on our behalf) or the insolvency of such entities could materially adversely affect the value of our assets.

Investment in loans and related Participation Interests are subject to unique risks.

Our investments will include investments in loans and related Participation Interests. These obligations are subject to unique risks, including, (i) the possible invalidation of an investment transaction as a fraudulent conveyance among other avoidance actions under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability to directly enforce rights with respect to participations, and (v) possible claims for the return of some or all payments. In analyzing each loan or participation, our Adviser and/or Sub-Adviser will compare the relative significance of the risks against the expected benefits of the investment. Any loss incurred as a result of these risks may be significant and adversely affect our performance.

Some of the Credit Investments purchased by us will be or will become non-performing, which could significantly and adversely affect our performance.

It is anticipated that some of the Credit Investments that we will purchase will be or become non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the Credit Investments. By their nature, these investments will involve a high degree of risk. Such non-performing loans (“NPLs”) may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal of the loan and/or the deferral of payments. Commercial and industrial loans in workout and/or restructuring modes and the bankruptcy or insolvency laws of non-U.S. jurisdictions are subject to additional potential liabilities, which may exceed the value of our original investment. For example, borrowers often resist foreclosure on collateral by asserting numerous claims, counterclaims and defenses against the holder of loans, including lender liability claims and defenses, in an effort to delay or prevent foreclosure. Even assuming that the collateral securing each loan provides adequate security for the loans, substantial delays could be encountered in connection with the liquidation of NPLs. In the event of a default by a borrower, these restrictions as well as the ability of the borrower to file for bankruptcy protection, among other things, may impede the ability to foreclose on or sell the collateral or to obtain net liquidation proceeds sufficient to repay all amounts due on the related loan. Under certain circumstances, payments earned from these NPLs may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Bankruptcy laws may delay our ability to realize on collateral for loan positions held by us or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the Bankruptcy Code. Any loss incurred on these types of investments may be significant and adversely affect our performance.

We may be subject to certain risks as a result of originating loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments.

We may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. We may subsequently offer such investments for sale to third parties; provided, that there is no assurance that we will complete the sale of such an investment. If we are unable to sell, assign or successfully close transactions for the loans that we originate, we will be forced to hold our interest in such loans for an indeterminate period of time. This could result in our investments being over-concentrated in certain borrowers. We will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by our stockholders.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent we engage in origination and/or servicing directly, or have a financial interest in, or are otherwise affiliated with, an origination or servicing company, we will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, we may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect us and our investments.

We may originate loans to foreign entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals.

The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which we may invest and it may be difficult for a servicer to pursue non-U.S. borrowers. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on us. Our loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

Our exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of our exposure to loans to foreign entities and individuals. We are unlikely to be able to pass through to stockholders foreign income tax credits in respect of any foreign income taxes we pay.

Loan origination or purchase of Participation Interests may expose us to risk of losses resulting from default and foreclosure.

Although we invest in Credit Investments that are directly or indirectly secured by collateral, we may be exposed to losses resulting from default and foreclosure of any such Credit Investments in which we have invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of our investments. No guarantee can be made regarding the adequacy of the protection of our security in the Credit Investments in which we invest. Moreover, in the event of foreclosure or default, we may assume direct ownership of any assets collateralizing such defaulted Credit Investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such Credit Investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such Credit Investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

The terms of Investments acquired under Contingent Funding Agreements may be less advantageous to us than if we negotiated such terms at the time of funding.

Although the Contingent Funding Agreements will not bind us to make any particular Investment, the terms and nature of the underlying Investment will be determined at the time we enter into any Contingent Funding Agreement, and may be different than they would have been if we did not include the contingent right, or if we instead negotiated the terms of the Investment at the time we funded or purchased it, rather than in advance. In addition, while we do not expect to pay any fees or compensation to Originators in connection with such Contingent Funding Agreements, many will often receive fees for serving as administrative agent for Investments underlying such Contingent Funding Agreements, which typically includes receiving and distributing interest and other payments received on an Investment among its various holders, and performing certain other administrative functions related to the Investment. In certain cases, to the extent we subsequently elect not to fund the loan or acquire the Investment to which a Contingent Funding Agreement pertains, either because we lack available funds to do so or otherwise, our Adviser may allocate such investment opportunity to one or more of our affiliates once such Contingent Funding Agreement has either expired or been terminated.

Stockholders will indirectly bear loan servicing fees for loans sourced by Originators and those loans directly originated, through co-investments, by our Adviser and/or Sub-Adviser.

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider. Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. We will also directly originate new Credit Investments sourced by our Adviser and/or Sub-Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. Our stockholders will indirectly bear loan servicing fees that are paid to the servicer of the applicable loan, whether sourced by Originators or directly originated by our Adviser and/or Sub-Adviser on behalf of the Company.

Our claims against a borrower may be subject to equitable subordination to other claims against the borrower.

Under the laws of certain jurisdictions, a court may use its equitable powers to subordinate the claim of a lender to some or all of the other claims against the borrower under certain circumstances. The concept of equitable subordination is that a claim may normally be subordinated only if its holder is guilty of some misconduct. The remedy is intended to be remedial, and not penal. In determining whether equitable subordination of a claim is appropriate in any given circumstance, courts may look to whether the following conditions have been satisfied: (i) whether the claimant has engaged in some type of inequitable conduct; (ii) whether the misconduct has resulted in injury to the creditors of the bankrupt company or conferred an unfair advantage on the claimant; and (iii) whether equitable subordination would be inconsistent with other applicable provisions of the Bankruptcy Code. While the stated test could be interpreted broadly, equitable subordination is usually confined to three general paradigms: (x) when a fiduciary of the debtor (who is also a creditor) misuses its position to the detriment of other creditors; (y) when a third party (which can include a lender) controls the debtor to the disadvantage of other creditors; and (z) when a third party actually defrauds other creditors. We may be subject to claims from creditors of an obligor that debt assets of such obligor which are held by us should be equitably subordinated. The concept of equitable subordination (or the equivalent thereof) may vary from jurisdiction to jurisdiction. To the extent the concept of equitable subordination were to apply to an originating lender of a loan in which we have acquired a Participation Interest, we could be adversely affected.

Recharacterization of a claim under the Bankruptcy Code could adversely affect us.

Under the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, i.e., notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made by the equity holder to the borrower at a time when the borrower was in such poor financial condition that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt but rather as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. We may be subject to claims from creditors of an obligor that debt obligations of such obligor held by us should be recharacterized. We could be adversely affected whether we were the lender of record or we acquired a Participation Interest in a loan that was subject to recharacterization.

If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

We may originate or invest in secured debt issued by companies that have or may incur additional debt that is senior to the secured debt owned by us. In many instances, loans made by us may be part of a unitranche structure in which a single lien on behalf of all the lenders in the structure will be filed against the assets of the borrower(s) if the lenders holding the different tranches of debt (including us) will contractually agree to their respective priorities in those assets. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of any such company, the owners of senior secured debt (i.e., the owners of first priority liens), including in a unitranche structure through the contractual agreements between the lenders, generally will be entitled to receive proceeds from any realization of the secured collateral until they have been reimbursed. At such time, the owners of junior secured debt (including, in certain circumstances, us) will be entitled to receive proceeds from the realization of the collateral securing such debt. There can be no assurance that the proceeds, if any, from the sale of such collateral would be sufficient to satisfy the loan obligations secured by subordinate debt instruments. To the extent that we own secured debt that is junior to other secured debt, we may lose the value of our entire investment in such secured debt.

Changing interest rates and prepayment features may decrease the value of Credit Investments.

We may invest in fixed interest rate Credit Investments. The value of fixed interest rate Credit Investments generally has an inverse relationship with future interest rates. Accordingly, if interest rates rise, the value of such instruments may decline. In addition, to the extent that the assets underlying specific financial instruments may be prepaid without penalty or premium, the value of such financial instruments may be negatively affected by increasing prepayments. Such prepayments tend to occur more frequently as interest rates decline.

Impact of Inflation and Deflation on the Investments held in our portfolio.

Inflation risk is the risk that the value of certain assets or income from our investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Company and our distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. Additionally, the U.S. Federal Reserve (the “Fed”) has in the past raised interest rates and has signaled an intention to maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser and/or Sub-Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve the returns which the Adviser and/or Sub-Adviser is seeking to achieve given the term, risk and liquidity of such investment. Consequently, our profitability, net asset value and share price could be adversely affected.

We are exposed to the risk of fraud through the Investments held in our portfolio.

We may be subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose Investments we hold, either directly or indirectly through Credit Investments, CLOs or other structured investment vehicles. The Investments may also be subject to fraudulent behavior by an Originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our Investments and, in the case of Credit Investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of our Investments is subject to the accuracy of representations made by the underlying issuers. We will rely upon the accuracy and completeness of representations made by borrowers, issuers, Originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that we will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to us may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in underlying Investments where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to the fees payable by us. Payment of such additional fees could adversely impact the returns we achieve.

Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

Originators and related borrowers and issuers supply a variety of information regarding asset, property and other collateral valuations, market data, their experience, personal identifying information, and other information. We will make an attempt to verify portions of this information, but as a practical matter, portions of the information may be incomplete, inaccurate or intentionally false. Originators and related borrowers may also misrepresent their intentions for the use of loan proceeds. We do not verify any statements by applicants as to how loan proceeds are to be used. If a borrower or issuer supplies false, misleading or inaccurate information, we may lose all or a portion of our investment in the related Investment. With respect to certain Investments, we may not have any contractual or other relationship with any borrower that would enable us to make any claim against such borrower for fraud or breach of any representation or warranty in relation to any false, incomplete or misleading information supplied by such borrower in relation to the relevant underlying Investment.

Investments we may acquire in the fine art industry may be subject to risks common in the fine art industry, which could materially impair the value of our investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans (or participation interests in such loans) the collateral of which consists of assets in the fine art industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on the value of our investments: (i) fine art is a non-recurring cash flowing asset, and therefore a lender’s receipt of timely interest payments on a loan is reliant upon cash flow generated from other income sources or assets held by a borrower or guarantor of a loan; (ii) art as collateral is a relatively illiquid asset, pricing is not transparent and prices often fluctuate; (iii) public auction data which drives the data analytics on which our investment decisions are made, is derived from third party data sources which may be inconsistent or inaccurate or stale or unavailable, and thus such data may result in errors that adversely impact the accuracy of models; (iv) the timing of a sale of the collateral is impossible to predict, and the ability to realize proceeds from the sale of collateral may be delayed or limited; (v) the demand for fine art is unpredictable, is influenced not only by overall economic conditions, but also by changing trends in the art market, all of which may negatively affect the ability to liquidate loan collateral in the event of a default; (vi) loans backed by artwork created by living artists entails additional risk because supply versus demand may become imbalanced, potentially causing a decline in art values; a living artist still has the ability to shape his or her reputation in the art world, so any negative publicity or actions may hurt the values associated with such artist’s existing body of work and in certain cases, an artist also has the legal right to disclaim authorship of a work of art or a work that has been repaired or destroyed (e.g., under the Visual Artists Rights Act), thereby eliminating its market value entirely; (vii) provenance research is not dispositive and any incomplete or inaccurate provenance raises the risk of a future ownership dispute against the artwork, which could result in loan impairment or credit losses; (viii) a borrower must own the artwork outright (e.g., it cannot be consigned to them by another party, there cannot be other undisclosed owners or partial owners of the artwork), it must not have any legally binding agreement to sell the artwork, and it must have authority and capacity to pass good title; the foregoing is necessary for the secured lender to have a first priority perfected security interest in the art collateral; in the event of a title defect, the lender will have recourse against the borrowers and/or guarantors, however, such a claim could nevertheless result in impairment of the loan or credit losses or the inability to sell the artwork collateral in the event of a default; (ix) if an artwork is not authentic (i.e., real) and the attribution (i.e., by the hand of a particular artist) is incorrect, the valuation will be significantly impacted and may be reduced to zero; (x) the artwork which serves as collateral for a loan must have been exported legally, permanently and not temporarily, for sale or exhibition; (xi) works of art are stored in art-storage facilities around the world, which could subject such works to damage or theft; (xii) where the lender permits a borrower to retain possession of a portion of the collateral in the U.S., although the lender may be perfected in an artwork through the filing of a UCC financing statement, a borrower’s primary art insurance generally does not cover a claim if the borrower absconds or intentionally damages the piece him or herself; (xiii) loan collateral is insured by fine art insurance policies, but coverage disputes or unpaid insurance losses could result in losses; (xiv) artwork collateral is consigned to galleries, auction houses and art dealers for sale and the lender has contractual agreements with such third-parties (e.g., bailment and consignment agreements) which require that such third-parties take direction from the lender at all times with regards to the collateral, and that all sales proceeds be paid to the lender before the lender releases its lien against the artwork collateral; in some situations, however, the lender takes counterparty risk for a limited period of time with certain auction houses, art dealers and galleries and the loan could be exposed to losses in the event any of these counterparties do not perform according to the terms of these contractual arrangements, or if these counterparties become insolvent; (xv) most borrowers will sell the artwork collateral or refinance the loan at maturity, and therefore if the net realizable sale proceeds from the collateral is insufficient to satisfy full repayment of the outstanding principal loan balance, there is a risk of loss; (xvi) cross-border lending increases risks that loan documents will not be enforceable and that the security interest in the collateral will not be perfected; (xvii) the ownership of art is prone to a variety of legal challenges, including but not limited to challenges to title, nationalization, purchase of work of art from unauthorized person, violation of legal regulations and restitution issues and (xviii) there is an increased scrutiny of art transactions by regulators with respect to taxes and anti-money laundering concerns.

We may face specific risks associated with Investments we may acquire in real estate or real-estate related instruments, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

General. Real estate investments are not as liquid as other types of investments and this lack of liquidity may tend to limit our ability to react promptly to changes in economic or other conditions. In addition, expenditures associated with real estate investments, such as mortgage payments, real estate taxes and maintenance costs, are generally not reduced when circumstances cause a reduction in income from the investments. We may need to comply with certain legal, tax and other requirements prior to liquidating such investments.

Real Estate Insurance. The insurance coverage applicable to real estate investments contains policy specifications and insured limits customarily carried for similar properties, business activities and markets. There may be certain losses, including losses from floods and losses from earthquakes, acts of war, acts of terrorism or riots, that are not generally insured against or that are not generally fully insured against because it is not deemed to be economically feasible or prudent to do so. If an uninsured loss or a loss in excess of insured limits occurs with respect to a real estate investment, we could experience a significant loss and could potentially remain obligated under any recourse debt associated with the property.

Potential Environmental Liability. Under various U.S. federal, state, and local laws, ordinances and regulations, a current or previous owner, developer or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances at, on, under or in its property. The costs of removal or remediation of such substances could be substantial and could exceed the value of the property. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such hazardous substances. We will attempt to assess such risks as part of our due diligence activities, but cannot give any assurance that such conditions do not exist or may not arise in the future. The presence of such substances on our real estate investments, if any, could adversely affect our ability to sell such investments or to borrow using such investments as collateral.

Real Estate-Related Securities. Securities issued by entities which invest in real estate, including “real estate investment trusts” (“REITs”), generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate. Such risks include, without limitation, the risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems of certain construction ; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); the financial condition of tenants, buyers and sellers of properties; variations in rental income, neighborhood values or the appeal of property to tenants; decreasing occupancy rates of commercial real estate related to remote work environments; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental, and zoning laws and regulations; changes in interest rates; various uninsured or uninsurable risks; natural disasters; and our ability or third-party managers to manage the real properties. In addition, we may incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Valuation Risks. Real estate valuation is an inherently inexact process and depends on numerous factors, all of which are subject to change. Appraisals or opinions of value may prove to be insufficiently supported, and our review of the value of the underlying property in determining whether we should make or participate in an underlying Investment and the value of the underlying property may be based on information that is incorrect or opinions that are overly optimistic. The risk of default in such situations is increased, and the risk of loss to stockholders will be commensurately greater.

Lack of Control Over Real Estate Projects. With respect to a particular property, either the borrower (or a third party real estate management company affiliated with or engaged by borrower) is responsible for various management functions that are essential to the success of a real estate project, including property marketing and leasing rates, payment of bills, maintenance of insurance, and property management generally. Poor management on the part of the real estate company in which we hold an investment could adversely affect the financial performance of the corresponding project investment or expose it to unanticipated operating risk, which could reduce the property’s cash flow and adversely affect the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

This risk also pertains to construction of, or renovations to, real estate. Real estate construction brings with it the risk of cost overrun and time delays. Construction projects are also contingent on correct zoning, various approvals, and regulation. These situations may require additional capital or delay the completion of the project and impair the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

We may face specific risks associated with Investments we may acquire in connection with litigation financing, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

In connection with our Investments related to litigation financing, there may be risks associated with the significant expenditures associated with an investment in litigation financing, including: downturns in international, national, regional and local economic conditions; dismissal of a case, default of settlement, costs and fees of cases; bankruptcies and financial difficulties; changes in interest rates, availability and terms of debt financing; changes in operating costs and expenses; changes in, or increased costs of compliance with, governmental laws, rules, regulations and fiscal policies, including changes in tax laws, and our potential liability thereunder; new information or unknown information; the inability or unwillingness of settlement; change of counsel, costs of litigation, and other costs of litigation; and appeals and all items associated with appeals.

Other risks we may face in connection with our Investments related to litigation financing include: (i) that we may suffer losses from terminated or rejected settlements, (ii) you will be dependent on our evaluation of such Investments as legal considerations and restrictions may impact the disclosure of cases and case performance, (iii) we may incur losses as a result of the inability or timing uncertainty relating to collection on judgments or awards, (iv) we lack the ability to control decisions of law firms acting pursuant to their professional duties, (v) we may rely on outside counsel and experts to assess Investments, (vi) risks associated with non-recourse litigation loans (e.g., if the finance party to the litigation does not recover anything in the lawsuit, we will suffer losses), (vii) risks associated with the litigation financing counterparty and general credit risk, (viii) changes in law, regulations or professional standards that may impact the value of our Investments (ix) case selection and lost cases that could have a material adverse effect on our Investments, (x) timing and delays on legal cases that could have a material adverse effect on our Investments, (xi) the insolvency of debtors or inability of a defendant to pay a judgment or settlement, (xii) general competition and industry-related risks, (xiii) third-party funding arrangements may result in undisclosed conflicts of interest (xiv) changes in counsel and (xv) issues associated with the treatment of our Investments for tax purposes.

Investments we acquire may be subject to risks common in the shipping industry, including risks associated with managing shipping vessels, which could materially impair the value of our Investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans the collateral of which consists of assets in the shipping industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on us: (i) extensive and changing safety, environmental protection and other international, national, state and local governmental laws and regulations, treaties, and conventions in force in international waters, the jurisdictional waters of the countries in which the vessels operate, and the requirements of shipping classification societies, compliance with which may require ship modifications and changes in operating procedure; (ii) international sanctions, embargoes, import and export restrictions and tarriffs, nationalizations, requisitions, wars and terrorist attacks; (iii) acts of piracy, smuggling and stowaways on ocean-going vessels; (iv) severe weather and natural disasters, including, but not limited to, oil spills and other environmental mishaps, fire, mechanical failure collisions, human error, political action, civil unrest and insurrection in various countries and other circumstances or events which may cause serious damage to vessels, any cargo and other equipment and loss of life or physical injury or delays in the delivery of cargo, loss of revenue from termination of charter contracts or ship management agreements; (v) environmental liabilities, including, but not limited to, liabilities resulting from spills or other environmental damage caused by operating failures, design defects, or otherwise; (vi) arrests of vessels by maritime claimants (including, without limitation, associated vessel or “sister ship” arrest pursuant to which a maritime claimant may also arrest other vessels owned or controlled by the same owner but which are not otherwise subject to that claimant’s maritime claim) in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays or require us or our underlying investment to pay large sums of money to have the arrest lifted which could have a negative impact on our returns; (vii) labor interruptions or unrest among crews working on the vessels directly or indirectly owned by us; (viii) delays in delivery of new-build vessels or delivery of new-build vessels with significant defects which could delay or lead to the termination of related charter agreements and also cause cost overruns or cancellation of the new-build contracts; (ix) increased operational and maintenance costs over the life of a shipping vessel; (x) fluctuations in the value of vessels due to various factors including (without limitation) general economic and market conditions affecting the shipping industry, supply and demand for products and commodities which are suitable for transport in shipping vessels, the availability of trade finance for shipping vessels, the supply and demand for vessels of particular sizes and types and the capacity thereof, the availability of other modes of transport and the costs thereof and global and regional economic and political conditions; (xi) fluctuations in the cost of fuel which can have a significant effect on charter rates and the costs of owning and/or chartering vessels; and (xii) drydocking costs for periodic maintenance and repairs that are difficult to predict with certainty and can be substantial.

Assets in the shipping industry and their operations are subject to extensive and changing safety, environmental protection and other international, national, state and local governmental laws, regulations, treaties and conventions in force in international waters, the jurisdictional waters of the countries in which assets in the shipping industry operate. For example, Section 27 of the Merchant Marine Act of 1920 (the “Jones Act”) requires that vessels transporting cargo between U.S. ports must, among other requirements, be owned and operated by U.S. organized companies that are controlled and 75% owned by U.S. citizens. Consequently, the Jones Act restrictions on foreign ownership interests may substantially limit the potential purchasers of a shipping vessel, resulting in a sale that may not reflect the value that could be obtained in an unregulated market. A failure to comply with applicable laws and regulations may result in administrative and civil penalties, criminal sanctions or the suspension or termination of operations of an asset in the shipping industry. Because such conventions, laws, and regulations are often revised, we cannot predict the ultimate cost of complying with them or the impact thereof on the resale prices or useful lives of our assets in the shipping industry and related Investments. The occurrence of one or more of these events could have a material adverse effect on our financial conditions and results of operations.

Additionally, investments in vessels or loans secured by vessels are subject to risks relating to the perfection of security interest in such collateral, as well as seizure risks related to various jurisdictions where they travel. Crew members, suppliers of goods and services to a vessel, shippers of cargo, charterers, lenders, and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lien holder may enforce its lien by arresting or attaching a vessel through foreclosure proceedings. Arrests of a vessel by maritime claimants in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays in the shipment of cargo resulting in additional damage claims against the ship management company or the borrower. Any arrest of a vessel by a maritime claimant could result in the ship management company or the borrowers being required to pay large sums of money to have the arrest lifted. In addition, the liens of certain maritime claimants may have priority over the lender’s mortgage on a vessel, and hence the claims of those maritime claimants would be paid before the claim of the lender in any court-ordered sale of the vessel. The occurrence of any one or more of these events could have a material adverse effect on the business, results of operations, cash flows and financial condition of the ship management company, of the borrowers or the lender, which in turn would negatively affect our related Investment.

Investments in Equity Investments may result in investment returns being subject to higher levels of volatility and market and issuer-specific risk than investments exclusively in debt securities.

We may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Company may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. Because our Select Traded Portfolio may have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

We may be subject to the risk of the Failure of Financial Institutions.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Company and/or the Company’s underlying investments have a commercial relationship could adversely affect, among other things, the Company and/or the Company’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Company’s ability to borrow from financial institutions on favorable terms.

We may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, which may have a material effect on global financial markets.

We may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters; terrorism; and public health crises, including the occurrence of a contagious disease. To the extent that any such event occurs and has a material effect on global financial markets or specific markets in which we participate (or has a material effect on locations in which the Adviser and/or Sub-Adviser operates) the risks of loss can be substantial and could have a material adverse effect on our investments.

Risks Related to Debt Financing

The use of the Credit Facility the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Currently, the Company employs leverage through the use of its Credit Facility and the Company may, in the future, borrow additional funds opportunistically to make investments and may choose to increase or decrease its use of leverage from time to time based on the Company’s available liquidity and its assessment of market conditions and the investment environment. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. The Company’s use of leverage may result in increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. There can be no assurance that the Company’s use of leverage or that its leveraging strategy will be successful during any period in which it is employed.

The use of leverage creates an opportunity for increased share net investment income distributions, but also creates risks for the holders of shares. We cannot assure you that the use of leverage will result in a higher yield on the shares. Any leveraging strategy we employ may not be successful.

Leverage involves risks and special considerations for stockholders, including:

☐	the likelihood of greater volatility of net asset value and distribution rate of the shares than a comparable portfolio without leverage;
☐	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage we must pay will reduce the return to the stockholders; and
☐	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the shares than if we were not leveraged.

Any decline in the net asset value of our Investments will be borne entirely by the holders of shares. Therefore, if the market value of our portfolio declines, leverage will result in a greater decrease in net asset value to the holders of shares than if we were not leveraged. While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of shares. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of shares relative to the circumstance where we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain types of leverage used by us may result in us being subject to covenants relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any senior securities we may issue. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Our Adviser and Sub-Adviser do not believe that these covenants or guidelines will impede them from managing our portfolio in accordance with our investment objectives and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Company for U.S. federal income tax purposes may reduce the amount of our dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

Subject to the requirements of the 1940 Act, we may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of our shares and the returns to our stockholders.

Changes in interest rates may affect our cost of capital and net investment income.

If we borrow funds to make investments our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Company’s financial condition and results of operations. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our fixed-rate investments will be financed primarily with equity and debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.

Risks Related to Our Investments in Our Select Traded Portfolio

The risk factors set forth below apply particularly with respect to our Investments in our Select Traded Portfolio. They are qualified in their entirety by the other risk factors set forth in “Risk Factors,” particularly with respect to “—Risk Factors Related to Our Investments Generally” and “—Risk Factors Related to Debt Financing”.

Mortgage Related Securities Risks . We may invest in mortgage-backed securities (“MBS”) which entail various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, our level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject us to additional risk. To the extent we invest in junior tranches of MBS, we will be subject to additional risks, such as risking the proceeds that would otherwise be distributed to us to pay down more senior tranches. MBS generally are classified as either residential MBS (“RMBS”) or commercial MBS (“CMBS”), each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities on which the payments depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related

Asset-Backed Securities Risk . We may invest in Asset-Backed Securities (“ABS”) which involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide us with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. As a result, proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

Collateralized Debt Obligations Risk . We may invest in Collateralized Debt Obligations (“CDOs”). In addition to the general risks associated with fixed income securities, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Collateralized Loan Obligations Risk. In addition to CDOs, we may invest in collateralized loan obligations (“CLOs”). A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) we may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. Additionally, CLOs may charge management and other administrative fees, which are in addition to those of the Company.

Leverage Risk. With respect to Investments in our Select Traded Portfolio, we may utilize leverage through investment derivatives, commonly known as economic leverage. See “Strategic Transactions and Derivatives Risk.” Consequently, the use of leverage may limit our flexibility and may require that we sell other portfolio investments to pay our expenses, to maintain assets in an amount sufficient to cover our leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. See “Risks Related to Debt Financing “If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us” for further detail regarding risks associated with incurring leverage.

Strategic Transactions and Derivatives Risk. We may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of our Select Traded Portfolio resulting from trends in the securities markets and changes in interest rates or to protect our Select Traded Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Subject to the limitations and restrictions of the 1940 Act, the Company may use derivative transactions for hedging purposes. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). We also may use derivatives to add leverage to our Select Traded Portfolio and/or to hedge against increases in our costs associated with any leverage strategy that we may employ. The use of Strategic Transactions to enhance current income may be particularly speculative. There is no guarantee that the Adviser and/or Sub-Adviser will engage in Strategic Transactions, including derivatives, on behalf of the Company, even in circumstances where it would be advantageous to the Company do so.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. Furthermore, our ability to successfully use Strategic Transactions depends on the Adviser and/or Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an Investment or may cause us to hold a security that we might otherwise sell.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such a derivative should we wish or be forced to sell such a position may be materially different. Such differences can result in an overstatement of our net asset value and may materially adversely affect us in situations in which we are required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”)- mandated margin requirements. The CFTC, SEC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives. As applicable, margin requirements will increase the overall costs for us.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that our hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose us to greater risk and increase our costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are relative and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by us, a rated security may cease to be rated or may have its ratings lowered. The Adviser and/or Sub-Adviser will consider such an event in determining whether we should continue to hold the security.

Unrated Securities Risk. Because we may purchase securities that are not rated by any rating organization, the Adviser and/or Sub-Adviser may, after assessing their credit quality, internally assign ratings to those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means we might have difficulty selling them promptly at an acceptable price. To the extent that we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on the Adviser and/or Sub-Adviser’s credit analysis than would be the case when we invest in rated securities.

Illiquid and Restricted Investment Risk. Because a portion of our investments may be illiquid, including our real estate investments. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. A variety of factors could make it difficult for us to dispose of any of our illiquid assets on acceptable terms even if a disposition is in the best interests of our shareholders. We cannot predict whether we will be able to sell any asset for the price or on the terms set by us or whether any price or other terms offered by a prospective purchaser would be acceptable to the Company. We also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. We may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, our ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Company’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Company’s business, financial condition and results of operations and the Company’s ability to make distributions.

Equity Securities Risk. Stock markets are volatile, and the prices of equity instruments fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by us may decline for a number of other reasons that directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which we may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Dividend Paying Equity Securities Risk. Dividends on common equity securities that we may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which we invest will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” Our investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. You should not assume that our investments in these securities will necessarily reduce the volatility of our net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Debt Securities Risk.

When the Company invests in debt securities, the value of an investment in the Company will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Company’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed Income Securities Risks. Fixed income securities in which we may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Company may experience rising interest rates, rather than falling interest rates, over its investment horizon. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Company’s or an Investment Fund’s financial condition and results of operations. There is a risk that interest rates will continue to rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of our Investments will not affect interest income derived from instruments already owned by us, but will be reflected in our net asset value. We may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by our management. To the extent we invest in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to our detriment) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in our net asset value to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Our intended use of leverage will tend to increase our interest rate risk. We may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by us and decreasing our exposure to interest rate risk. We are not required to hedge our exposure to interest rate risk and may choose not to do so. In addition, there are no assurances that any attempts by us to reduce interest rate risk will be successful or that any hedges that we may establish will perfectly correlate with movements in interest rates.

We may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. We also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase and may also exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent we hold variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of our shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent we invest in below investment grade securities, we will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. See “Risk Factors—Risks Related to Our Investments in Our Select Traded Portfolio—Below Investment Grade Securities Risk.” In addition, to the extent we use credit derivatives, such use will expose us to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment and Extension Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing us to reinvest in lower yielding securities, resulting in a possible decline in our income and distributions to our stockholders. This is known as prepayment or “call” risk. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) that we purchase, prepayment risk may be enhanced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

Reinvestment Risk. Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured, traded or called fixed income securities at market interest rates that are below our portfolio’s current earnings rate.

Duration and Maturity Risk. We have no set policy regarding portfolio maturity or duration of the fixed income securities we may hold. The Adviser and/or Sub-Adviser may seek to adjust the duration or maturity of our fixed income holdings based on their assessment of current and projected market conditions and all other factors that the Adviser and/or Sub-Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. We may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Adviser and/or Sub-Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. In general, the longer the duration of any fixed income securities in our portfolio, the more exposure we will have to the interest rate risks described above.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Fixed Income Securities Risks—Credit Risk,” “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Fixed Income Securities Risks—Interest Rate Risk,” and “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Fixed Income Securities Risks—Prepayment Risk”. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to additional risks described herein under “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk. We may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser and/or Sub-Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for us to sell certain securities or could result in lower prices than those used in calculating our net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in our shares, both in the short-term and the long-term. To the extent we invest in lower grade securities that have not been rated by a rating agency, our ability to achieve our investment objectives will be more dependent on the Adviser and/or Sub-Adviser’s credit analysis than would be the case when we invest in rated securities.

Mortgage Servicing Rights Risk. Mortgage servicing rights (“MSRs”) are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject us to numerous additional risks. MSRs’ performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs we hold or require us make advances in respect of such delinquencies or defaults that may not be recovered.

U.S. Securities Risk. U.S. government debt securities (“U.S. Securities”) generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Securities change as interest rates fluctuate downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs, generally. These events could have significant adverse effects on the economy, generally, and could result in significant adverse impacts on securities issuers and us. The Adviser and/or Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Structured Investments Risks. We may invest in structured products, including structured notes, equity-linked notes (“ELNs”) and other types of structured products. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. We may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by us.

Zero Coupon Securities Risk. We may invest in zero coupon securities, which are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. We will accrue income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain our qualification for pass-through treatment under the U.S. federal tax laws, we are required to distribute income to our shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to utilize leverage by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in our exposure to zero coupon securities. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, our investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in our portfolio.

Payment-In-Kind Securities Risk. PIK securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative

Senior Loans Risk. We may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Our investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Below Investment Grade Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

Second Lien Loans Risk. We may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Counterparty Risk. We will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by us. Because derivative transactions in which we may engage may involve instruments that are not traded over-the-counter or on a national securities exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, we will be subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, we may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. We may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although we intend to enter into transactions only with counterparties that the Adviser and/or Sub-Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that we will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, our collateral may be subject to the conflicting claims of the counterparty’s creditors, and we may be exposed to the risk of a court treating us as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Total Return Swaps Risk. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to our portfolio because we would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. Swap agreements also bear the risk that we will not be able to meet our obligation to the counterparty. Generally, we will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with us receiving or paying, as the case may be, only the net amount of the two payments).

Structured notes are subject to general non-payment risk and credit risk of the relevant Note Issuer.

Any payment to be made on any promissory note owned by us (each, a “Structured Note”) issued by one or more financial institutions (each, a “Note Issuer”), that pays interest and principal linked to the performance of certain common stocks (the “Reference Stocks”) depends on the applicable Note Issuer’s ability to pay all amounts due and payable on the Structured Notes. We are dependent on the Note Issuer’s ability to pay all amounts due on the Structured Notes on the applicable payment dates, and therefore we are subject to the Note Issuer’s credit risk and to changes in the market’s view of their creditworthiness. If a Note Issuer were to default on its payment obligations, we may not receive any amounts owed to us under any Structured Notes issued by such Note Issuer, which in turn may have a material adverse effect on our financial condition and results of operations.

Our investment in Structured Notes may result in a loss which may materially affect our financial condition and results of operations.

The Structured Notes do not guarantee any payment of interest or return of principal. The amount of interest payable to us and the amount payable to us at maturity, if any, will be determined in accordance with the terms of the applicable Structured Note and may depend on the closing price of the Reference Stock on specified dates. Furthermore, the Structured Notes are non-recourse to the assets, funds, and accounts of the Note Issuers. As a result, in the event that a Note Issuer fails to pay any amount due and payable under the Structured Notes, we will not have recourse to the assets of such Note Issuer to remedy such default. Accordingly, we may lose the entire principal amount invested in a Structured Note, which could materially adversely affect our financial condition and results of operations.

Our potential return on the Structured Notes is limited.

Our potential return on each Structured Note is limited by the interest rate specified therein, regardless of the appreciation of the Reference Stock to which such Structured Note is linked. As a result, our return on an investment in the Structured Notes could be less than the return that would have been realized by a direct investment by us in the Reference Stock. We will not be entitled to receive any dividend payments on any Reference Stock, and our anticipated return on our investment in the Structured Notes will not reflect the return we would realize if we actually owned the Reference Stock and received the dividends paid on the Reference Stock. Further, if the Structured Notes are redeemed by the Note Issuer or repaid upon acceleration prior to the stated maturity date thereof, we will not receive any interest payments or any other payment in respect of any date after the date on which such Structured Notes are redeemed and the total return on any Structured Note could be minimal. If the Structured Notes are not redeemed, we will be subject to risks relating to a decline in value of the applicable Reference Stock and other risks relating to our investment in the Structured Notes. In the event that we try to sell the Structured Notes in the secondary market, there can be no assurance that we will be able to recoup the value of our investment in the Structured Notes, or that we will be able to sell the Structured Notes even at a loss relative to their principal amount.

Prior to maturity, the value of the Structured Notes will be influenced by many unpredictable factors.

Many economic and market factors will influence the value of the Structured Notes. It is expected that, generally, the closing price of one share of the Reference Stock on any day will affect the value of the Structured Notes more than any other single factor. However, you should not expect the value of the Structured Notes in the secondary market to vary in proportion to changes in the closing price of one share of the Reference Stock. The value of the Structured Notes will be affected by a number of other factors that may either offset or magnify each other, including: (i) the market price of the shares of the Reference Stock; (ii) the expected volatility of the Reference Stock; (iii) the time to maturity of the Structured Notes; (iv) the dividend rate on the Reference Stock; (v) interest and yield rates in the market generally; (vi) economic, financial, political, regulatory or judicial events that affect the Reference Stock or stock markets generally, and which may affect the closing price of shares of the Reference Stock; and (vii) the Note Issuer’s creditworthiness, including actual or anticipated downgrades in its credit ratings. Some or all of these factors will influence the price we will receive if we choose to sell the Structured Notes prior to maturity. The impact of any of the factors set forth above may enhance or offset some or all of any change resulting from another factor or factors. Therefore, in the event that we attempt to sell the Structured Notes prior to maturity, whether to mitigate losses in respect of the Structured Notes or for any other reason, depending on the above factors, we may suffer substantial losses.

Significant aspects of the income tax treatment of an investment in the Structured Notes may be uncertain.

The tax treatment of an investment by us in the Structured Notes is uncertain, which in turn could have an effect on the tax consequences for you. The Internal Revenue Service has released a notice indicating that the Internal Revenue Service and the U.S. Treasury Department are actively considering whether to require the holder of an instrument similar to the Structured Notes to accrue ordinary income on a current basis irrespective of the contingent nature of the interest on the Structured Notes or whether the interest is actually paid. If such interest must be accrued, you would be allocated a share of such interest and would be subject to U.S. federal and state income tax accordingly. It is not possible to determine what guidance they will ultimately issue, if any. It is possible, however, that under such guidance, as a holder of the Structured Notes we will ultimately be required to accrue income on the Structured Notes prospectively and could be required to accrue income on a retroactive basis as well.

Risks Related to the SCF Facility and Supply Chain Financing

The Company has invested in the past and may invest in the future in a special purpose entity that invests in a supply chain financing program (the “SCF Facility”) for multiple suppliers to a multi-billion dollar revenue conglomerate (the “SCF Conglomerate”), a U.S.-based manufacturer and distributor of durable consumer goods and parts. Investment in the SCF Facility could be adversely affected if among other things the SCF Conglomerate is unable to purchase manufactured components or equity from its suppliers or if the financial condition or reputation of the SCF Conglomerate deteriorates.

Under the structure of future participation interests in the SCF Facility, the Company will not have a direct contractual relationship with the SCF Conglomerate. The Company and the manager will be entirely dependent on the servicer, an affiliate of the purchaser SPV, who on behalf of the Company deals directly with the SCF Conglomerate on all matters related to the transaction. The Company will not have the right to audit or monitor the SCF Conglomerate’s affairs in the manner that a secured lender or direct lender would under the terms of other types of financings. The structure of the transaction similarly and substantially limits the Company’s ability to seek recourse if the SCF Conglomerate fails to satisfy its obligations to the Purchaser SPV. Among other recourse limitations, if the SCF Conglomerate does not make payments to Purchaser SPV on account of the designated trade accounts receivables or in the event of a bankruptcy of the SCF Conglomerate, the Company will not have any direct rights or remedies against the SCF Conglomerate and would have to rely on Purchaser SPV’s enforcement of its rights and remedies against the SCF Conglomerate.

Risks Related to the Investments in Aircraft and Related Industries

The Financial Condition of the Airline Industry May Deteriorate

The financial condition of the airline industry is of particular importance to the Company as it intends to lease many of the aircraft, engines and related assets it owns to airline customers on a global basis. The Company’s return on an investment in aircraft, engines and related assets will depend, to a significant extent, on the financial condition and growth of the airline industry. To the extent that the airlines are adversely affected by the risk factors described herein, including adverse changes to the financial condition of the airline industry, the Company may experience: (i) downward pressure on demand for aircraft and engines and reduced market lease rates and lease margins, as well as reduced aircraft value; (ii) a higher incidence of lessee defaults, lease restructurings, repossessions and airline bankruptcies and restructurings, resulting in lower lease margins and/or increased costs due to maintenance, insurance, storage and legal costs associated with repossession, as well as lost revenue for the time the aircraft are off-lease, increased aircraft transition costs to new lessees (including refurbishment and modification of aircraft to fit the specification of new lessees) and possibly lower lease rates from the new lessees; (iii) a slowdown in the payment of rent and/or other amounts due or payable by the lessees of aircraft or aircraft engines and/or the receipt of less than full payment of rent and/or other amounts due from such lessees; and (iv) an inability to lease aircraft or aircraft engines on commercially acceptable terms, resulting in lower lease margins due to aircraft and/or engines not earning revenue, and resulting in storage, insurance and maintenance costs. Any or all of the foregoing may have a material adverse effect on the Company’s business, financial condition and results of operations and return on its investments.

The Success of the Company Will Depend on Its Ability to Identify High-Quality Commercial Aircraft and Engines to Acquire at Reasonable Prices

The success of the Company, and the Company’s return on its investments, depends, in part, on its ability to identify high-quality commercial aircraft and engines to acquire at reasonable prices. An acquisition of one or more aircraft, engines or other aviation assets may not be profitable to the Company after the acquisition and may not generate sufficient cash flow to justify the completion of such acquisitions. In addition, the Company’s acquisition strategy exposes it to risks that may harm its business, financial condition, results of operations and cash flow, including risks that the Company may: (i) impair its liquidity by using a significant portion of available cash to finance the acquisition of the Company’s aircraft or other aviation assets, or (ii) incur or assume unanticipated liabilities, losses or costs associated with the aircraft or other aviation assets that it acquires. If the Company acquires a high concentration of a particular model of aircraft, the Company’s business and financial results could be adversely affected if the market demand for that model of aircraft declines, if it is redesigned or replaced by its manufacturer or if this type of aircraft experiences design or technical problems.

Unlike new aircraft and engines, used aircraft (generally, assets over 6 years old at the time of acquisition—essentially, mid-life and end-of-life aircraft) and used aircraft engines typically do not carry warranties as to their condition. As a result, the Company may not be able to submit any warranty-related claims on used aircraft or engines. Although the Company may inspect an existing aircraft or engine and its documented maintenance, usage, lease and other records prior to acquisition, the Company may not discover every defect during an inspection. Repairs and maintenance costs for existing aircraft and engines are difficult to predict and generally increase as aircraft or engines age, and the condition of an aircraft of an engine can be adversely affected by prior operations. These repair costs could decrease the Company’s cash flow and reduce its liquidity. In addition, aircraft are long-lived assets, requiring long lead times to develop and manufacture, with particular types and models becoming obsolete and less in demand over time when newer, more advanced aircraft are manufactured. By acquiring existing aircraft, the Company has greater exposure to more rapid obsolescence of its fleet, particularly if there are unanticipated events shortening the life cycle of such aircraft, such as government regulation or changes in the Company’s airline customers’ preferences. This may result in a shorter life cycle for the Company’s fleet of aircraft and engines, and, accordingly, declining lease rates, impairment charges and increased depreciation expense.

Further, variable expenses like fuel, crew size or aging aircraft corrosion control or modification programs and related airworthiness directives could make the operation of older aircraft more costly to the Company’s lessees and may result in increased lessee defaults. the Company may also incur some of these increased maintenance expenses and regulatory costs upon acquisition or re-leasing of its aircraft. Any of these expenses or costs will have a negative impact on the Company’s financial results and the Company’s return on an investment in the Company.

The Value of the Aircraft Acquired by the Company and the Market Rates for Leases Decline

Aircraft values and market rates for leases typically decline over time. In addition, aircraft values and market rates for leases have, from time to time, experienced sharp decreases due to a number of factors including, but not limited to, decreases in passenger and air cargo demand, increases in fuel costs, government regulation and increases in interest rates. Operating leases place the risk of realization of residual values on aircraft lessors because only a portion of the equipment’s value is covered by contractual cash flows at lease inception. In addition to factors linked to the aviation industry generally, many other factors may affect the value of the aircraft that the Company acquires and market rates for leases, including: (i) the particular maintenance, operating history and documentary records of the aircraft; (ii) the number of operators using that type of aircraft; (iii) aircraft age; (iv) the regulatory authority under which the aircraft is operated; (v) any renegotiation of an existing lease on less favorable terms; (vi) the negotiability of clear title free from mechanics’ liens and encumbrances; (vii) any regulatory and legal requirements that must be satisfied before the aircraft can be purchased, sold or re-leased; (viii) compatibility of aircraft configurations or specifications with other aircraft owned by operators of that type; (ix) comparative value based on newly manufactured competitive aircraft; and (x) the availability of spare parts. Any decrease in the value of aircraft acquired by the Company and market rates for leases, which may result from the above factors or other unanticipated factors, may have a material adverse effect on the Company’s results and prospects and the Company’s return on its investments.

Competition

The aircraft leasing industry is highly competitive and is comprised of over 100 aircraft lessors. Most of the Company’s primary competitors will be significantly larger, have a longer operating history and may have greater operating or financial resources or lower cost of capital; accordingly, they may be able to compete more effectively in one or more of the markets the Company attempts to enter. In addition, the Company may encounter competition from other entities in the acquisition of aircraft such as: (i) airlines; (ii) financial institutions; (iii) aircraft brokers; (iv) public and private partnerships, investors and other funds with more capital to invest in aircraft; and (v) aircraft leasing companies. Competition for a leasing transaction is based principally upon lease rates, delivery dates, lease terms, reputation, management expertise, aircraft condition, specifications and configuration and the availability of the types of aircraft necessary to meet the needs of the customer. Competition in the purchase and sale of used aircraft is based principally on the availability of used aircraft, price, the terms of the lease to which an aircraft is subject and the creditworthiness of the lessee, if any. The Company likely will not always be able to compete successfully with its competitors and other entities, which could materially adversely affect the Company’s results and prospects.

There Are a Limited Number of Airframe and Engine Manufacturers, and Actions by such Manufacturers may Result in Reduced Profitability of the Company

The supply of commercial aircraft is dominated by a few airframe manufacturers, including Boeing, Airbus, Embraer, ATR and Bombardier, and a limited number of engine manufacturers, such as GE Aircraft Engines, Rolls-Royce plc, Pratt & Whitney, a division of United Technologies Corporation, IAE International Aero-Engines AG and CFM International, Inc. As a result, the Company will be dependent on the success of these manufacturers in remaining financially stable, producing products and related components which meet the airlines’ demands and fulfilling any contractual obligations they may have to the Company. More specifically, deep discounting on aircraft prices by the manufacturers, and recent law suits against Boeing, may lead to reduced market lease rates and aircraft values in the secondary market, which could materially adversely affect the Company’s ability to remarket and/or sell some or all of the aircraft in its fleet at favorable prices. Also, an environment with too many available aircraft in the market could create significant downward pressure on demand for aircraft and thereby reduce market lease rates and sale prices.

The Company’s Business Model Depends, in Part, on the Continual Leasing and Re-Leasing of Its Aircraft, and the Company May Not Be Able to Do so on Favorable Terms, if at All

The Company’s business model depends, in part, on the leasing and releasing of aircraft and engines in order to generate sufficient revenues to finance operations and generate positive returns for the Company and its other investors. The Company’s ability to lease and re-lease aircraft and engines will depend on general market and competitive conditions at the time the initial leases are entered into and expire. For example, any oversupply of a specific type of aircraft, which may be triggered by the sale or merger of operating lessors or other causes, is likely to depress the lease rates for and the value of that type of aircraft. The Company’s lessees are affected by fuel prices and shortages, political or economic instability, terrorist activities, changes in national policy, competitive pressures, labor actions, pilot shortages, insurance costs, recessions, health concerns, and other political or economic events adversely affecting the world or regional trading markets. Aircraft and engines that are “on the ground” and not subject to a performing lease will result in significant costs to the Company, including, but not limited to, the following: maintenance costs, insurance costs and storage costs. In addition, the Company may need to incur additional costs and expenses to modify or upgrade such aircraft and engines to meet the needs of subsequent lessees. If the Company is not able to lease or re-lease an aircraft or engine or to do so on favorable terms, or if the Company’s lessee default on their lease obligations, the Company may be required to attempt to sell the aircraft or engine to provide funds for payment of the Company’s operating expenses, which will have a negative impact on the Company’s financial results and the Company’s return on an investment in the Company.

Lease Defaults Could Adversely Affect the Company’s Results and Prospects

If the Company is required to repossess an aircraft after a lessee default, the Company may be required to incur significant costs including in relation to the physical possession of the aircraft assets. Those costs likely would include legal and other expenses of court or other governmental proceedings, including the cost of posting surety bonds or letters of credit necessary to effect repossession of an aircraft, particularly if the lessee is contesting the proceedings or is in bankruptcy, along with the costs of physical repossession. In addition, during these proceedings the relevant aircraft would likely not be generating revenue. It may also be necessary for the Company to pay off liens, taxes and other governmental charges on the aircraft to obtain clear possession and to remarket the aircraft effectively, including, in some cases, liens that the lessor might have incurred in connection with the operation of its other aircraft.

The Company may also suffer other adverse consequences as a result of a lessee default, the related termination of the lease and the repossession of the related aircraft. It is likely that the Company’s rights upon a lessee default will vary significantly depending upon the jurisdiction and the applicable law, including the need to obtain a court order for repossession of the aircraft and/or consents for deregistration or re-export of the aircraft. The Company anticipates that when a defaulting lessee is in bankruptcy, protective administration, insolvency or similar proceedings, additional limitations may apply. Certain jurisdictions give rights to the trustee in bankruptcy or a similar officer to assume or reject the lease or to assign it to a third party, or entitle the lessee or another third party to retain possession of the aircraft without paying lease rentals or performing all or some of the obligations under the relevant lease. In addition, certain of the Company’s lessees may be owned in whole, or in part, by government-related entities, which could complicate the Company’s efforts to repossess aircraft in that lessee’s domicile. Accordingly, the Company may be delayed in, or prevented from, enforcing certain of its rights under a lease and in re-leasing the affected aircraft.

If the Company repossesses an aircraft, the Company may not necessarily be able to export or deregister and profitably redeploy the aircraft. For instance, where a lessee or other operator flies only domestic routes in the jurisdiction in which the aircraft is registered, repossession may be more difficult, especially if the jurisdiction permits the lessee or the other operator to resist deregistration. The Company may also incur significant costs in retrieving or recreating aircraft records required for registration of the aircraft, and in obtaining the certificate of airworthiness for an aircraft. The occurrence of a default under its loan documents could adversely affect the Company, including its right to control marketing, sale and other disposition of such asset, and the Company’s return on an investment in the Company.

The Company’s Aircraft Require Routine Maintenance, and if They Are Not Properly Maintained, Their Value May Decline, and the Company May Not Be Able to Lease or Re-Lease Such Aircraft at Favorable Rates, if at All

The Company may be exposed to increased maintenance costs for aircraft associated with a lessee’s failure to properly maintain such aircraft or pay supplemental maintenance rent. If an aircraft is not properly maintained, its market value may decline, which would result in lower revenues from its lease or sale. The Company typically enters into leases pursuant to which the lessees are primarily responsible for many obligations, which include maintaining the aircraft and complying with all governmental requirements applicable to the lessee and the aircraft, including operational, maintenance, government agency oversight, registration requirements and airworthiness directives. Failure of a lessee to perform required maintenance during the term of a lease could result in a decrease in value of an aircraft, an inability to re-lease an aircraft at favorable rates, if at all, or a potential grounding of an aircraft. Maintenance failures by a lessee would also likely require the Company to incur maintenance and modification costs upon the termination of the applicable lease, which could be substantial, to restore the aircraft to an acceptable condition prior to re-leasing or sale. Any failure by lessees to meet their obligations to perform required scheduled maintenance or the Company’s inability to maintain its aircraft may materially adversely affect the Company’s results, asset values and prospects and the Company’s return on its investments.

The Company’s Aircraft May Not at All Times Be Adequately Insured, Either as a Result of Lessees Failing to Maintain Sufficient Insurance During the Course of a Lease or as a Result of Insurers not Being Willing to Cover Certain Risks

The Company does not expect to directly control the operation of any aircraft. Nevertheless, because the Company holds title, directly or indirectly through an affiliate, to such aircraft, the Company could be sued or held strictly liable for losses resulting from the operation of such aircraft, or may be held liable for those losses on other legal theories, in certain jurisdictions around the world, or claims may be made against the Company as the owner of an aircraft requiring the Company to expend resources in its defense. The Company requires its lessees to obtain specified levels of insurance and to indemnify the Company for, and to insure against, liabilities arising out of their use and operation of the aircraft. Some lessees may fail to maintain adequate insurance coverage during a lease term, which, although in contravention of the lease terms, would necessitate the Company taking some corrective action such as terminating the lease or securing insurance for the aircraft, either of which could adversely affect the Company’s results. Further, the insurers that issue policies of insurance to the Company’s aircraft lessees may fail or otherwise be unable to satisfy their respective payment obligations to the Company. In addition, there are certain risks or liabilities that the Company’s lessees may face, for which insurers may be unwilling to provide coverage or the cost to obtain such coverage may be prohibitively expensive, including for claims resulting from acts of terrorism, war, dirty bombs, bio-hazardous materials, electromagnetic pulsing or similar events. Accordingly, the Company anticipates that the insurance or other coverage of its lessees’ may not be sufficient to cover all claims that could or will be asserted against the Company arising from the operation of aircraft by such lessees. Inadequate insurance coverage or default by lessees in fulfilling their indemnification or insurance obligations will reduce the proceeds that would be received by the Company in the event that it is sued and is required to make payments to claimants, which could have a material adverse effect on the Company and the Company’s return on its investments.

If Lessees Fail to Discharge Aircraft Liens, the Company May Be Obligated to Pay the Aircraft Liens

In the normal course of their business, the Company’s lessees are likely to incur aircraft liens that secure the payment of airport fees and taxes, customs duties, air navigation charges, including charges imposed by Eurocontrol, the European Organization for the Safety of Air Navigation, landing charges, salvage or other liens that may attach to the Company’s aircraft. These liens may secure substantial sums that may, in certain jurisdictions or for certain types of liens, particularly liens on entire fleets of aircraft, exceed the value of the particular aircraft to which the liens have attached. Aircraft may also be subject to mechanics’ liens as a result of routine maintenance performed by third parties on behalf of the Company’s lessees. Although it is anticipated that the financial obligations relating to these liens will be the responsibility of its lessees, if they fail to fulfill such obligations, the liens may attach to the Company’s aircraft and ultimately become the Company’s responsibility. Until they are discharged, these liens could impair the Company’s ability to repossess, release or sell aircraft. If these liens are not discharged by lessees as required, the Company may find it necessary to pay the claims secured by such aircraft liens in order to repossess the aircraft. Such payments could materially adversely affect the Company’s results and prospects and the Company’s return on an investment in the Company.

If Lessees Fail to Perform as Expected and the Company Restructures or Reschedules Its Leases, the Restructuring and Rescheduling Would Likely Result in Less Favorable Leases

A lessee’s ability to perform its obligations under its lease will depend primarily on the lessee’s financial condition and cash flow, which may be affected by factors outside the Company’s control, including: (i) competition; (ii) fare levels; (iii) passenger and air cargo rates; (iv) passenger and air cargo demand; (v) geopolitical and other events, including war, acts of terrorism, outbreaks of epidemic diseases and natural disasters; (vi) increases in operating costs, including rising interest rate costs, the price and availability of jet fuel, and labor costs; (vii) labor difficulties, including labor strikes and work stoppages (and the economic losses associated with such events); (viii) economic conditions and currency fluctuations in the countries and regions in which the lessee operates; and (ix) governmental regulation and associated fees affecting the air transportation business. The Company anticipates that some lessees may experience a weakened financial condition or suffer liquidity problems, which may lead to lease payment difficulties or breaches of their operating leases with the Company. It is expected that some of these lessees encountering financial difficulties may seek a reduction in their lease rates or other concessions, such as a decrease in their contribution toward maintenance obligations. Investors should expect that restructurings and/or repossessions with some of the Company’s lessees may occur in the future. The terms and conditions of possible lease restructurings or reschedulings may result in a significant reduction of lease revenue, which may adversely and materially affect the Company’s results and prospects.

The Advent of Superior Aircraft Technology or the Introduction of a New Line of Aircraft Could Cause the Aircraft That the Company Acquires to Become Outdated or Obsolete and Therefore Less Desirable

As manufacturers introduce technological innovations and new types of aircraft, some of the aircraft in the Company’s fleet could become less desirable to potential lessees. Such technological innovations may increase the rate of obsolescence of existing aircraft faster than currently anticipated by the Company or accounted for in its accounting policies. New aircraft manufacturers, or new design features or models, could someday produce aircraft that compete with current offerings from existing manufacturers, and it is unclear how these offerings could adversely impact the demand and liquidity for the current offerings. New aircraft types that are introduced into the market could be more attractive for the target lessees of the Company’s aircraft. In addition, the imposition of increased regulation regarding stringent noise or emissions restrictions may make some of the Company’s aircraft less desirable and less valuable in the marketplace. Any of these risks may adversely affect the Company’s ability to lease or sell its aircraft on favorable terms, if at all, which could have a material adverse effect on the Company’s results and prospects.

Increases in Fuel Costs Could Materially Adversely Affect the Company’s Lessees and, by Extension, the Demand for the Company’s Aircraft

Fuel costs represent a major expense to airlines, and fuel prices fluctuate widely depending primarily on international market conditions (including decisions by the Organization of Petroleum Exporting Countries regarding members’ oil output), geopolitical (including ongoing unrest in the Middle East and North Africa) and environmental events, regulatory changes (including those related to greenhouse gas emissions) and currency exchange rates. If airlines are unable to increase ticket prices to offset fuel price increases, their cash flows will suffer. High fuel costs, such as the increases that have occurred over time and fuel cost increases that could occur in the future, would likely have a material adverse impact on airline profitability. Due to the competitive nature of the airline industry, airlines may not be able to pass on increases in fuel prices to their passengers by increasing fares. If airlines are successful in increasing fares, demand for air travel may be adversely affected. In addition, airlines may not be able to manage fuel cost risk by appropriately hedging their exposure to fuel price fluctuations. If fuel price increases continue to occur, they are likely to cause the Company’s lessees to incur higher costs or experience reduced revenues, which may materially adversely affect demand for the Company’s aircraft and engines and the Company’s return on its investments.

The Company’s Aircraft and Engines Will Be Registered in Foreign Countries and Will Be Subject to the Changes and Uncertainties of Foreign Law; Risks Related to Repossession

It is anticipated that many of the aircraft, engines and related assets owned by the Company will be registered in countries outside of the United States, including emerging market countries. In such instances, such investments will be subject to unforeseeable and unpredictable changes in the laws, rules and regulations of such countries that relate to the use of aircraft and engines registered in any such country. These changes may include the following: restrictions on the use of certain aircraft or engines in the country of registration or additional taxes, export fees or other governmental charges on the use of such aircraft and/or engines. Based on industry experience, it is believed that older, used aircraft and engines are especially susceptible to this risk (as opposed to newer aircraft and engines). These changes, should they occur, would have an adverse effect on the Company, either directly or indirectly. There can be no assurance that the Company will be able to avoid, insure or otherwise protect itself and its assets from such risks, which may have a material adverse effect on the Company and its return on its investments.

In many jurisdictions outside the United States, an aircraft lessor is prohibited by law from using “self-help” to repossess an aircraft and the related records from a lessee in default of its lease obligations. Instead, an aircraft lessor must obtain an appropriate order from the local court where the aircraft and/or records are situated. An aircraft lessor may encounter long and significant delays in obtaining a repossession order from a court which, under local law, may have very broad discretion in its handling of such matters, and it is conceivable that a final judicial order may never be obtained by the owner/lessor. During this period of uncertainty, the affected aircraft will likely deteriorate in value at an accelerated pace, aircraft parts, components and records may disappear, parking and storage liens may be asserted by those in actual possession of the aircraft and/or records, and tax liens may arise. Such judicial risks in foreign countries are generally not covered by aviation insurance policies and could leave the Company exposed to a complete loss of its investment in an asset that becomes entangled in such legal proceedings.

Lack or Improper Registration of Aircraft Could Adversely Affect the Company

Pursuant to the respective leases, aircraft are required to be duly registered at all times with the appropriate governmental civil aviation authority. Generally, in jurisdictions outside the United States, failure to maintain the registration of any aircraft that is on-lease would be a default under the applicable lease, entitling the lessor to exercise its rights and remedies thereunder. Changes in applicable law or administrative practice may increase such requirements and governmental consent, once given, could be withdrawn. Furthermore, consents needed in connection with the future re-leasing or sale of an aircraft may not be forthcoming. If an aircraft were to be operated without a valid registration, the lessee operator or, in some cases, the owner or lessor might be subject to penalties, which could constitute or result in an aircraft lien being placed on such aircraft. Lack of registration could have other adverse effects, including the inability to operate the aircraft and loss of insurance, which in turn could have a material adverse effect on the Company’s investments, including the Company’s ability to re-sell or release aircraft.

Governmental Airworthiness Directives Could Adversely Affect the Company and Its Aircraft and Engines

In addition to the general aviation authority regulations and requirements regarding maintenance of aircraft, engines and related assets, such assets may be subject to further maintenance requirements imposed by airworthiness directives (“Airworthiness Directives”) issued by aviation authorities. Airworthiness Directives typically set forth particular special maintenance actions or modifications to certain aircraft types or models that the owners or operators of such aircraft assets must implement. Each lessee generally is responsible for paying, in whole or in part, the cost of complying with applicable Airworthiness Directives issued by a relevant aviation authority with respect to its aircraft during the lease term, and for maintaining the aircraft’s airworthiness. However, if a lessee fails to satisfy its obligations, if the Company has undertaken some financial obligations as to any such airworthiness under a lease (such as agreeing to pay part of the cost of accomplishing on or more Airworthiness Directives) or if the aircraft asset is not subject to a lease, the Company may be forced to bear (or, to the extent required under the relevant lease, to share) the cost of any Airworthiness Directives compliance. In some situations, the cost of accomplishing the Airworthiness Directive may exceed the estimated value of the asset. The incurrence of any of these costs associated with Airworthiness Directives may have a material adverse effect on the Company’s investments in the aircraft assets.

The Effects of Various Environmental Regulations May Negatively Affect the Airline Industry

Governmental regulations regarding aircraft and engine noise and emissions levels apply based on where the relevant aircraft is registered and operated. For example, jurisdictions throughout the world, including the United States, have adopted noise regulations which require all aircraft to comply with noise level standards. These regulations could limit the economic life of the Company’s assets, reduce their value, limit the Company’s ability to lease or sell the non-compliant assets or, if engine modifications are permitted, require the Company to make significant additional investments in the Company’s aircraft and engines to make them compliant.

In addition to more stringent noise restrictions, the United States and other jurisdictions are beginning to impose more stringent limits on nitrogen oxide, carbon monoxide and carbon dioxide emissions from engines, consistent with current ICAO standards. These limits generally apply only to engines manufactured after 1999. Because aircraft engines are replaced, from time to time, in the normal course, it is likely that the number of such engines would increase over time. Concerns over global warming could result in more stringent limitations on the operation of aircraft powered by older, noncompliant engines, as well as newer engines. These regulations could possibly distort the air transport market, leading to higher ticket prices and ultimately a reduction in the number of airline passengers. Similar measures may be implemented in other jurisdictions as a result of environmental concerns. Compliance with current or future regulations, taxes or duties imposed to deal with environmental concerns could cause lessees to incur higher costs and to generate lower net revenues, resulting in an adverse impact on their financial conditions. Consequently, such compliance may affect lessees’ ability to make rental and other lease payments and reduce the value the Company receives for the aircraft upon any disposition, which could have an adverse effect on the Company results and prospects and the Company’s return on its investment.

Borrowing by the Company; Use of Leverage

The Company will incur leverage by borrowing money from banks or other institutions to finance or refinance its investments in aircraft, engines and related assets. Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. An investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage. A default by a lessee under its lease agreement with the Company also may constitute a default under the Company’s loan documents with its lenders that relate to the leased asset, and such loan documents will also contain financial and non-financial covenants, such as requirements that it comply with one or more of loan-to-value, debt service coverage, minimum net-worth and interest coverage ratios, change of control provisions, and prohibitions against disposing the Company’s assets without a lender’s prior consent. Complying with such covenants may at times necessitate that the Company forego other opportunities, such as using available cash to acquire new investments, or inhibit the Company from promptly disposing of less profitable aircraft or other aviation assets. In addition, income generated from the lease of such assets generally may be applied first to amounts due to lenders under the Credit Facility, with certain exceptions. Further, in connection with its financing transactions, the Company will typically grant to the lender a lien and security interest in the applicable assets (and the related leases and subleases), which lien and security interest will be recorded or registered in public offices, usually in the country where the aircraft is registered and, if applicable, with the International Registry created under the Cape Town Convention of 2001. The lenders’ exercise of rights and remedies under the applicable loan documents may have a materially adverse effect on the Company. Following a default under a leverage facility, the Company may lose control of such aircraft and/or engine, including its ability to determine how and when to best market, sell or otherwise dispose of such assets so as to realize the maximize value of its equity investment in those assets. The Company’s failure or inability to obtain an appropriate lien release or discharge, including after repayment of the applicable debt, may result in a cloud on the Company’s title in and to the applicable aircraft or engine.

Additional Terrorist Attacks or the Fear of Such Attacks, Even if Not Made Directly on the Airline Industry, Could Negatively Affect Lessees and the Airline Industry

As a result of the September 11, 2001 terrorist attacks in the United States and subsequent terrorist attacks abroad, notably in the Middle East, Southeast Asia and Europe, increased security restrictions were implemented on air travel, costs for aircraft insurance and security measures increased, passenger and cargo demand for air travel decreased, and operators faced, and continue to face, increased difficulties in acquiring war risk and other insurance at reasonable costs. The September 11, 2001 terrorist attacks resulted in substantial flight disruption costs caused by the temporary grounding of the U.S. airline industry’s fleet and prohibition of all flights in and out of the U.S. by the U.S. Federal Aviation Administration, significantly increased security costs and associated passenger inconvenience, increased insurance costs, substantially higher ticket refunds and significantly decreased traffic. More recently, the unexplained loss of Malaysia Airlines Flight 370 over the Indian Ocean, and the shoot-down of Malaysian Airlines Flight 17 over eastern Ukraine, has adversely affected demand for air travel in Europe and Asia and the airlines operating in those parts of the world. Additional terrorist attacks, even if not made directly on the airline industry, or the fear of or any precautions taken in anticipation of such attacks (including elevated national threat warnings or selective cancellation or reduction of flights), could materially adversely affect lessees and the airline industry. International hostilities, including heightened terrorist activity, could also have a material adverse impact on the Company’s lessees’ financial condition, liquidity and results of operations. Lessees’ financial resources might not be sufficient to absorb the adverse effects of any further terrorist attacks or other international hostilities involving the United States or U.S. interests, which could result in significant decreases in aircraft leasing transactions and thereby materially adversely affect the Company’s results and returns to investors.

Aircraft Malfunctions and Incidents Could Negatively Affect Lessees and the Airline Industry

The negative effects of aircraft malfunctions and aircraft incidents including aerial catastrophes, aircraft disasters and other aviation accidents involving commercial airlines and aviation manufacturers, whether as a result of mechanical, electrical, airframe or human failure could materially adversely affect lessees and the airline industry. Lessees’ financial resources might not be sufficient to absorb the adverse effects of continued aircraft malfunctions and incidents (including the related press coverage and negative public perception) , which could result in significant decreases in aircraft leasing transactions and thereby materially adversely affect the Company’s results and returns to investors.

Federal Income Tax Risks

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

☐	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any and 90% of our net tax-exempt income, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

☐	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

☐	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash-equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

We may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount.

Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, certain stockholders may be taxed as though they received a distribution of some of our expenses.

Miscellaneous itemized deductions, absent the enactment of new tax legislation, will become deductible again for taxable years beginning on or after January 1, 2026. To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 stockholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include stockholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required stockholders communications. Stockholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in our shares.

We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury Regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. U.S. tax reform legislation enacted in 2017 made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any Treasury Regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Investments.

Annual Dividend Payment			$ (0.53)	$ (0.66)	$ (0.8)	$ (0.8)	$ (0.8)
No Public Trading [Text Block]		Our shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.
NAV Per Share			$ 9.91	$ 9.35	$ 9.18	$ 9.08	$ 9.65	$ 10
No Trading History [Text Block]		Our shares have no history of public trading and will not be publicly traded and you should not expect to be able to sell your shares regardless of how we perform.
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Capital Stock [Table Text Block]

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized stock consists of 500,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of our entire Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Set forth below is a chart describing the classes of our stock authorized as of March 31, 2025:

	(2)	(3)	(4) Amount Outstanding
(1) Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Exclusive of Amount Under Column (3)
Common Stock	500,000,000	—	14,889,984

Our charter also provides that the Board of Directors may classify or reclassify any unissued shares of common stock into one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends and other distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our stock, and we can offer no assurances that a market for our stock will develop in the future. Unless the Board of Directors or an officer determines otherwise, we will issue all shares of our stock in uncertificated form.

Common Stock

All shares of common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. Under the terms of the charter, all shares of common stock have equal rights as to dividends and other distributions and voting. Dividends and other distributions may be paid to our stockholders if, as and when authorized by the Board of Directors and declared by us out of funds legally available therefor. Shares of common stock have no preemptive, exchange, conversion or redemption rights and stockholders generally have no appraisal rights. Transfers are subject to compliance with the conditions to transfer set forth in the subscription agreement. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or otherwise provide for, all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.

Preferred Stock

Under the terms of our charter, the Board of Directors may authorize us to issue shares of preferred stock in one or more classes or series, without stockholder approval, to the extent permitted by the 1940 Act. The Board of Directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to stockholders. We will not offer preferred stock to the Adviser and/or Sub-Adviser or our affiliates except on the same terms as offered to all other stockholders.

Preferred stock could be issued with terms that would adversely affect our common stockholders. Preferred stock could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred stock must be approved by a majority of the independent directors not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel, or to independent legal counsel.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Company or any individual who, while a director or officer of the Company and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act.

We purchased and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors; Term

As permitted by the Maryland General Corporation Law, our bylaws provide that we are not required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted on under the 1940 Act. Accordingly, we will not hold an annual meeting of stockholders each year and directors will be elected to serve an indefinite term between annual meetings of stockholders. Our bylaws provide that a director is elected by a plurality of all the votes cast at a meeting of stockholders at which a quorum is present. Pursuant to our charter and bylaws, the Board of Directors has the exclusive power to amend the bylaws from time to time to alter the vote required to elect a director.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the Maryland General Corporation Law, which is one, nor more than eleven. Any vacancy on our Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if the remaining directors do not constitute a quorum. Any vacancy on our Board of Directors created by an increase in the number of directors may be filled by a majority of the entire Board of Directors. Any director elected to fill a vacancy will serve an indefinite term until the next annual meeting of stockholders and until a successor is duly elected and qualifies.

Our charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined below, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purposes of removal of directors, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Our charter also provides that any tender offer made by any person, including any “mini-tender” offer, must comply with the provisions of Regulation 14D of the Exchange Act, including the notice and disclosure requirements. Among other things, the offeror must provide us notice of such tender offer at least ten business days before initiating the tender offer. Our charter prohibits any stockholder from transferring shares of stock to a person who makes a tender offer which does not comply with such provisions unless such stockholder has first offered such shares of stock to us at the tender offer price in the non-compliant tender offer. In addition, the non-complying offeror will be responsible for all of our expenses in connection with that offeror’s noncompliance.

Action by Stockholders

Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next meeting of stockholders.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board of Directors or (3) by a stockholder who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of our Board of Directors or (2) provided that the special meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the Company upon the written request of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, transfer all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter, if such action is declared advisable by the Board of Directors.

However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

☐	Any amendment to our charter to make the shares of stock a “redeemable security” or any other proposal to convert the Company, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

☐	The liquidation or dissolution of the Company and any amendment to our charter to effect any such liquidation or dissolution;

☐	Any amendment to, or any amendment inconsistent with our charter provisions for the number and election of directors, extraordinary actions, removal of directors, right to amend our bylaws, right to amend our charter or approval of certain extraordinary actions and charter amendments;

☐	Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Company that the Maryland General Corporation Law requires be approved by stockholders of the Company; and

☐	Any transaction between the Company and a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with any such person or member of such group.

However, if such amendment, proposal or transaction is approved by a two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter; and provided further, that, with respect to any transaction referred to in the fourth and fifth bullet points above, if such transaction is approved by two-thirds of our continuing directors, no stockholder approval is required unless required by the Maryland General Corporation Law or another provision of our charter or bylaws. The “continuing directors” are defined in our charter as (1) those directors specifically listed in the charter, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our continuing directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board of Directors determines that such rights shall apply.

Forum Selection Clause

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any Internal Corporate Claim, as defined by the Maryland General Corporation Law, (b) any derivative action or proceeding brought on our behalf, (c) any action asserting a claim of breach of any duty owed by any of our directors, officers or employees to us or to our stockholders, (d) any action asserting a claim against us or any of our directors, officers or employees arising pursuant to any provision of the Maryland General Corporation Law or our charter or bylaws or (e) any action asserting a claim against us or any of our directors, officers or employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. By accepting shares of our common stock in connection with this offering, you are agreeing to be bound by these provisions.

While the applicability of forum selection clauses to claims brought under federal securities law may be subject to challenge as a general matter, including pursuant to Section 44 under the 1940 Act which generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our bylaws will likely make it more difficult for a stockholder to successfully pursue litigation against us or those covered by our forum selection clause in another jurisdiction, including one that may be more favorable to such stockholder. For the avoidance of doubt, the forum selection clause included in our bylaws does not cover claims made by stockholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder.

Waiver of Corporate Opportunity Doctrine

Our charter provides that we, by resolution of our Board of Directors, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one or more of our directors or officers.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “CSAA”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

●	one-tenth or more but less than one-third;

●	one-third or more but less than a majority; or

●	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The CSAA does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

As a Maryland corporation registered under the 1940 Act as a closed end investment company, we are by default not subject to the CSAA. Furthermore, our Board of Directors has not adopted a resolution to be subject to the CSAA and our bylaws do not contain a comparable provision either. Accordingly, any control shares of the Company will have the same voting rights as all of the other shares of the Company’s common stock. We could amend our bylaws, or our Board of Directors could adopt a resolution, to be subject to the CSAA at any time in the future. However, we will amend our bylaws, or our Board of Directors will adopt a resolution, to be subject to the CSAA only if the Board of Directors determines, on a basis consistent with other applicable duties and laws and its duty to us and our shareholders, that it would be in our best interests, and we determine that our being subject to the CSAA does not conflict with the 1940 Act.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Security Liabilities [Text Block]

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer of the Company or any individual who, while a director or officer of the Company and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, member or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with each of our directors and certain of our officers. The indemnification agreements provide our directors and officers the maximum indemnification and advance of expenses permitted under Maryland law and the 1940 Act.

We purchased and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

Security Obligations of Ownership [Text Block]

Transfer on Death Designation

You have the option of placing a transfer on death, or “TOD,” designation on your shares purchased in this offering. A TOD designation transfers ownership of your shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of the shares. However, this option is not available to residents of the state of Louisiana. If you would like to place a TOD designation on your shares, you must do so through your account on the Yieldstreet Investment Portal, which is accessible through www.yieldstreetalternativeincomefund.com.

Rights Subject to Other than Majority Vote [Text Block]

Action by Stockholders

Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next meeting of stockholders.

Outstanding Securities [Table Text Block]

Set forth below is a chart describing the classes of our stock authorized as of March 31, 2025:

	(2)	(3)	(4) Amount Outstanding
(1) Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Exclusive of Amount Under Column (3)
Common Stock	500,000,000	—	14,889,984

Change Or Waive Current Operating Policies And Strategies Without Prior Notice Or Stockholder Approval By Board Of Directors [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our Board of Directors may change, modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria, and strategies, to the extent such strategies are not identified as fundamental investment policies, without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria, and strategies would have on our business, net asset value, operating results, or the value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from our public offering in ways with which investors may not agree or for purposes other than those contemplated at the time of our public offering. Finally, since our shares are not listed on a national securities exchange, you will be limited in your ability to sell your shares in response to any changes in our investment objectives, operating policies, investment criteria, or strategies.

Dependency On Advisers Ability To Manage And Support Investment Process Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our ability to achieve our investment objectives depends on our Adviser and/or Sub-Adviser’s ability to manage and support our investment process. If our Adviser and/or Sub-Adviser were to lose access to their respective professionals, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser and Sub-Adviser. Our Adviser and Sub-Adviser will evaluate, negotiate, structure, execute, monitor and service our Investments managed by them. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser and Sub-Adviser. The departure of any of our Adviser or Sub-Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on our Adviser and Sub-Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s and Sub-Adviser’s respective capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, our Adviser and/or Sub-Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser and/or Sub-Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition, results of operations and the value of your investment.

The Investment Advisory Agreement and Sub-Advisory Agreement have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Investment Advisory Agreement may be terminated at any time, without penalty, by our Adviser upon 60 days’ notice to us, and the Sub-Advisory Agreement similarly may be terminated at any time, without penalty, by the Adviser or the Sub-Adviser upon 60 days’ written notice. If any such agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace our Adviser or Sub-Adviser.

Increasing Competition Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may face increasing competition for investment opportunities in Investments, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Investments. As a result, competition for investment opportunities in Investments may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Credit Investments is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a registered closed-end management investment company.

Original Issue Discount And Payment In Kind Interest Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

To the extent original issue discount and payment-in-kind (“PIK”) interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our Investments may include original issue discount (“OID”) instruments and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

☐	OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;
☐	OID accruals may create uncertainty about the source of our distributions to stockholders;
☐	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and
☐	OID and PIK instruments may represent a higher credit risk than coupon loans.

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital. In addition, a portion of the fees payable to our Adviser may be attributable to OID or PIK income from time to time, although our Adviser is not obligated to reimburse us for such fees to the extent we fail to receive in cash the OID or PIK income we have previously accrued. As a result, our Adviser and/or Sub-Adviser may be incentivized to favor Investments with OID or PIK features from time to time, even if the relative risk associated with such investments would be higher than comparable Investments with cash interest payments.

Significant Portion Of Investment Portfolio Recorded At Fair Value Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

A significant majority of our investment portfolio will be recorded at fair value as determined in good faith by the Adviser in its role as “valuation designee,” subject to the oversight of our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.

Under the 1940 Act, we are required to carry our Investments at market value or, if there is no readily available market value, at fair value as determined by the Adviser in its role as “valuation designee,” subject to the oversight of our Board of Directors. Typically, there will not be a public market for the investments that we make. Our Investments are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we will value these Investments quarterly at fair value as determined in good faith by the Adviser in its role as “valuation designee,” subject to the oversight of our Board of Directors. Certain factors that may be considered in determining the fair value of our Investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of Investments in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates selected for such purpose by the valuation designee. Such estimates may be unaudited or may be subject to little verification or other due diligence and may not comply with generally accepted accounting practices or other valuation principles. In addition, these entities may not provide estimates of the value of the Investments in which we invest on a regular or timely basis or at all with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, the Adviser’s fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

Distributions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

There is a risk that investors in our shares may not receive distributions or that our distributions may not grow over time.

We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation—Senior Securities” in the SAI.

Uncertain Distributions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The amount of any distributions we may make is uncertain, and any distributions will be authorized in the sole discretion of our Board of Directors. Our distribution proceeds may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from our public offering. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. The return of capital does not include income or capital gains.

We intend, subject to authorization by our Board of Directors, to declare distributions on a quarterly basis and pay distributions on a quarterly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make a targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from the proceeds of our public offering or from borrowings in anticipation of future cash flow, which may constitute a return of your capital. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold. Distributions from the proceeds of our public offering or from borrowings also could reduce the amount of capital we ultimately invest in our investments.

Changes In Laws Or Regulations Governing Operations Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, and the Investments in which we invest, will be subject to regulation at the local, state, and U.S. federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser and/or Sub-Adviser to other types of investments in which our Adviser and/or Sub-Adviser may have less expertise or limited experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Sarbanes Oxley Act Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

We are subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. We will be required to periodically review our internal control over financial reporting, and evaluate and disclose changes in our internal controls over financial reporting. Developing an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations and we may not be able to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Impact Of Financial Regulation Uncertain Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The impact of financial regulation on us remains uncertain.

In light of recent prior conditions in the U.S. and global financial markets and the U.S. and global economy, legislators and regulators remain focused on the regulation of the financial services industry. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the “Dodd-Frank Act,” institutes a wide range of reforms that have had an impact on all financial institutions. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of current or future regulation on the financial services industry, these changes could be adverse to us and our stockholders.

Fluctuations In Quarterly Results Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the Investments we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Non Diversification Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence. We have elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies, and certain other securities.

Ability To Raise Additional Capital [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. We may also enter into repurchase agreements or other derivative instruments with leverage embedded in them to the maximum extent permitted by the SEC and/or SEC staff rules, guidance or positions. In addition, we may issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our Investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

Particularly with respect to the Investments in our Select Traded Portfolio, we may, but are not obligated to, enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that we may enter into and the risks associated with them are described elsewhere in this prospectus and are also referred to as “Strategic Transactions.” We cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on our shares. There is no guarantee that the Adviser and/or Sub-Adviser will utilize derivatives on behalf of the Company, even in circumstances where it would be advantageous to the Company do so.

We will not generally be able to issue and sell our shares at a price below net asset value per share. We may, however, sell our shares at a price below the then-current net asset value per share if our Board of Directors determines that such sale is in the best interests of us and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Transactions With Affiliates Restricted Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company or collateralized loan obligation (“CLO”) (whether at the same or different times), without prior approval of the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or its affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company or CLO of an investment fund managed by our Adviser and/or Sub-Adviser or their affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Uncertain Of Sources For Funding Future Capital Needs Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to acquire investments and to expand our operations may be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as the Adviser Management Fee. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to broaden our portfolio and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Rely On Third Parties And Federal Deposit Insurance Corporation To Process Transactions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We rely on third-parties and FDIC-insured banks to process transactions through the Yieldstreet Investment Portal.

We rely on third-party and FDIC-insured depository institutions to process our transactions through the Yieldstreet Investment Portal, including payments on Investments and distributions to investors. Under the ACH rules, if we experience a high rate of reversed transactions (“chargebacks”), Yieldstreet may be subject to sanctions and potentially disqualified from using the system to process payments. In addition, if for any reason, Yieldstreet’s third-party vendor and/or FDIC-insured bank that processes transactions, were no longer able to do so, we would be required to transition such services. In such an event, we could experience significant delay in our ability to process payments timely and our ability to receive payments on our Investments will be delayed or impaired.

Adviser Are Subject To General Risks Related To Thirdparty [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Company and the Adviser are subject to general risks related to third-party banking-as-a-service (“BaaS”) platforms.

Utilizing BaaS platforms offers numerous benefits to the Company and the Adviser however, there a number of specific risks for the Company, the Adviser and such BaaS platform to consider. By outsourcing banking functions to BaaS providers, the Company and the Adviser exposed to risk as a result of relying on such third-party provider. While such a provider may offer robust security measures and compliance frameworks, the Company and the Adviser may be indirectly impacted should any provider fail to sufficiently adhere to regulatory standards, safeguard customer data effectively, and/or manage their business operations appropriately to ensure continuous service. Dependence on a single BaaS provider for banking functions may create continuity risks and overdependence on a single provider. The Company and the Adviser may face challenges in transitioning to alternative providers or internalizing banking operations if such a provider experiences service disruptions, operational failures, or regulatory sanctions. Such events have occurred in the past and may occur again in the future.

Unauthorized Access To Confidential Information Stored On Yieldstreet Investment Portal Systems Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

If the security of your confidential information stored on the Yieldstreet Investment Portal’s systems is breached or otherwise subjected to unauthorized access, your private information may be inadvertently disclosed or stolen.

The Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non- U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

The Yieldstreet Investment Portal may store bank information and other personally-identifiable sensitive data of both investors and borrowers. The Yieldstreet Investment Portal is compliant with payment card industry security standards and uses daily security monitoring services and intrusion detection services monitoring malicious behavior. However, any willful security breach or other unauthorized access could cause your secure information to be stolen and used for criminal purposes, and you would be subject to increased risk of fraud or identity theft. Because techniques used to obtain unauthorized access or to sabotage systems change frequently and generally are not recognized until they are launched against a target, the Yieldstreet Investment Portal and our third-party hosting facilities may be unable to anticipate these techniques or to implement adequate preventative measures. In addition, many states have enacted laws requiring companies to notify individuals of data security breaches involving their personal data. These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause you and Originators and/or borrowers to lose confidence in the effectiveness of our data security measures. Any security breach, whether actual or perceived, could harm our reputation, resulting in a potential loss of stockholders, and the value of your investment in the shares could be adversely affected. Additionally, a security breach or violations of GLBA and other laws could subject us to litigation and/ or fines, penalties or other regulatory action, which, individually or in the aggregate, could have an adverse effect on our brand and reputation. We may also face regulations related to privacy and data security in the other jurisdictions in which we invest.

Significant Disruption In Service Of Yieldstreet Investment Portal Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Any significant disruption in service on the Yieldstreet Investment Portal or in its computer systems could materially and adversely affect our ability to perform our obligations.

If a catastrophic event resulted in a Yieldstreet Investment Portal outage and physical data loss, our ability to perform our obligations would be materially and adversely affected. The satisfactory performance, reliability, and availability of the Yieldstreet Investment Portal’s technology and its underlying hosting services infrastructure are critical to our operations, level of customer service, reputation and ability to attract new stockholders and retain existing stockholders. The Yieldstreet Investment Portal’s hosting services infrastructure is provided by a third-party hosting provider (the “Hosting Provider”). The Yieldstreet Investment Portal also maintains a backup system at a separate location that is owned and operated by a third party. The Hosting Provider does not guarantee that users’ access to the Yieldstreet Investment Portal website will be uninterrupted, error-free or secure. The Yieldstreet Investment Portal’s operations depend on the Hosting Provider’s ability to protect its and the Yieldstreet Investment Portal’s systems in its facilities against damage or interruption from natural disasters, power or telecommunications failures, air quality, temperature, humidity and other environmental concerns, computer viruses or other attempts to harm our systems, criminal acts and similar events. If the Yieldstreet Investment Portal’s arrangement with the Hosting Provider is terminated, or there is a lapse of service or damage to its facilities, an interruption in service as well as delays and additional expense in arranging new facilities could be experienced. Any interruptions or delays in the Yieldstreet Investment Portal’s service, whether as a result of an error by the Hosting Provider or other third-party error, Yieldstreet’s error, natural disasters or security breaches, whether accidental or willful, could harm our ability to perform any services with respect to Investments or maintain accurate accounts, and could harm our relationships with our stockholders and our reputation. Additionally, in the event of damage or interruption, our insurance policies may not adequately compensate us for any losses that we may incur. Our disaster recovery plan has not been tested under actual disaster conditions, and there would be some delay in recovering data and services in the event of an outage at a facility operated by the Hosting Provider. In addition, there is no guarantee that all data would be recoverable. These factors could prevent us from processing or posting payments on the Investments, divert employees’ attention and damage our brand and reputation.

Increase In Offering Price To Comply With Requirement Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investors will not know the purchase price per share at the time they submit their subscription agreements and could receive fewer shares than anticipated if our Board of Directors determines to increase the offering price to comply with the requirement that we avoid selling shares below net asset value per share.

The purchase price at which you purchase shares will be determined at each closing date. As a result, in the event of an increase to our net asset value per share, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price. See “Determination of Net Asset Value.”

Unable To Raise Substantial Funds Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

If we are unable to raise substantial funds, we will be limited in the number and type of investments we may make and the value of your investment in us may be reduced in the event our assets under-perform.

The funds we are able to raise in connection with this offering may not, by itself, be sufficient for us to purchase a relatively diversified portfolio of investments. To the extent that less than the maximum number of shares is subscribed for, the opportunity to make a broad range of investments may be decreased and the returns achieved on those investments may be reduced as a result of allocating all of our expenses among a smaller capital base.

Limited Liquidity Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The shares sold in this offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if you purchase shares in this offering, you will have limited liquidity and may not receive a full return of your invested capital if you sell your shares.

The shares offered by us are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the foreseeable future, if ever. In addition, our Board of Directors has determined that it is in our best interests to continue to operate as an evergreen fund with no termination date and, accordingly, we do not intend to cease our investment operations nor seek to liquidate our investment portfolio as of any specified date. Although we do not anticipate them doing so at this time, our Board of Directors will retain the authority to explore alternatives to our continued operation as an evergreen fund in the event that our Board of Directors determines that an alternative transaction would be in our best interests. We would only pursue such an alternative transaction with the approval of our stockholders, if required, and if we are able to offer liquidity for stockholders who do not wish to participate. Any such alternative transaction, including any related stockholder vote or repurchase of shares, would also be required to comply with the requirements of the 1940 Act.

No Public Market Of Shares Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

No public market will exist for our shares.

Our securities are not currently listed on any securities exchange, and you should not rely on a secondary market in the shares developing in the foreseeable future, if ever. Therefore, stockholders should not expect to be able to sell their shares promptly or at a desired price. No stockholder will have the right to require us to repurchase his or her shares or any portion thereof. Because no public market will exist for our shares, stockholders will not be able to liquidate their investment, other than through our share repurchase program, or, in limited circumstances, as a result of special tender offers or transfers of shares to other eligible investors.

Unable To Sell Sufficient Number Of Shares Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be unable to sell a sufficient number of shares for us to achieve our investment objectives.

There is no assurance that we will be able to sell a sufficient number of shares to allow us to have adequate funds to purchase a relatively broad portfolio of investments and generate income sufficient to cover our expenses. As a result, we may be unable to achieve our investment objectives, and you could lose some or all of the value of your investment.

Repurchase Outstanding Shares On Quarterly Basis Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We intend to offer to repurchase outstanding shares on a quarterly basis. As a result, you will have limited opportunities to sell your shares and, to the extent you are able to sell your shares under the program, you may not be able to recover the amount of your investment in our shares.

On a quarterly basis, we intend to deliver repurchase offers to allow you to sell your shares to us at a price equal to the net asset value per share of our common stock as of the close of business on the date each share repurchase offer expires (the “Repurchase Offer Expiration Date”). The share repurchase program includes numerous restrictions that limit your ability to sell your shares. We intend to limit the number of shares repurchased pursuant to our share repurchase program as follows: (1) we will not repurchase shares in any calendar year in excess of 20% of the number of shares outstanding, or approximately 5% in each quarter; and (2) to the extent that the number of shares submitted to us for repurchase exceeds the number of shares that we are able to purchase, we will repurchase shares on a pro rata basis, not on a first-come, first-served basis. A certain amount of cash may be reserved for future investments. Further, we will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Maryland law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent us from accommodating all repurchase requests made in any quarterly period. Our Board of Directors may amend, suspend, or terminate the repurchase program upon 30 days’ notice. In addition, although we have adopted a share repurchase program, we have discretion to not repurchase your shares, to suspend the plan, and to cease repurchases. Because the plan has many limitations it should not be relied upon as a method to sell shares promptly and at a desired price.

Share Repurchase Program Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our stockholders.

When we make quarterly repurchase offers pursuant to the share repurchase program, we may offer to repurchase shares at a price that is lower than the price that investors paid for shares in our offering. As a result, to the extent investors have the ability to sell their shares to us as part of our share repurchase program, the price at which an investor may sell shares, which will be the net asset value per share of our common stock as of the close of business on each Repurchase Offer Expiration Date, may be lower than what an investor paid in connection with the purchase of shares in our offering.

In addition, in the event a stockholder chooses to participate in our share repurchase program, the stockholder will be required to provide us with notice of intent to participate prior to knowing what the net asset value per share will be on the Repurchase Offer Expiration Date. Although a stockholder will have the ability to withdraw a repurchase request prior to the Repurchase Offer Expiration Date, to the extent a stockholder seeks to sell shares to us as part of our periodic share repurchase program, the stockholder will be required to do so without knowledge of what the repurchase price of our shares will be on the Repurchase Offer Expiration Date.

Each shareholder may obtain the most recently calculated net asset value per share in such shareholder’s Yieldstreet portfolio available at https://www.yieldstreetalternativeincomefund.com/, but shareholders should understand that such value is likely to differ, and may differ materially, from the net asset value per share as of the Repurchase Offer Expiration Date.

Unable To Invest Significant Portion Of Net Proceeds Of Offering Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be unable to invest a significant portion of the net proceeds of our offering on acceptable terms in an acceptable time frame.

Delays in investing the net proceeds of our offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of our offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

Before making investments, we will invest the net proceeds of our public offering primarily in cash, cash-equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in Investments meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in Investments meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in Investments meeting our investment objectives.

Diluted Interest If Issue Additional Shares Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Your interest in us will be diluted if we issue additional shares.

Potential investors will not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 500,000,000 shares. Pursuant to our charter, The Board of Directors may, with the approval of a majority of the entire Board of Directors and without stockholder approval, amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. After an investor purchases shares, our Board of Directors may elect to amend the charter to increase the number of shares we can issue in the future,. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Certain Provisions Of Charter And Bylaws Deter Takeover Attempts Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Under our charter, certain charter amendments and certain transactions such as certain mergers, the conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our “continuing directors,” as defined in our charter. Additionally, our Board of Directors may, without stockholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; and our Board of Directors may with the approval of a majority of the entire Board of Directors, without stockholder action, amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These and other takeover defense provisions may inhibit a change of control in circumstances that could give the holders of our shares the opportunity to realize a premium over the value of our shares.

Royalty Free License Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We entered into a royalty-free license to use the name “YieldStreet Alternative Income Fund Inc.” which may be terminated if our Adviser is no longer our investment adviser.

We entered into a royalty-free license agreement with Yieldstreet. Under this agreement, Yieldstreet has granted us a non-exclusive license to use the name “YieldStreet Alternative Income Fund Inc.” Under the license agreement, we will have the right to use the “YieldStreet Alternative Income Fund Inc.” name for so long as our Adviser remains our investment adviser.

Ability Of Stockholders To Bring Claims Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The forum selection clause included in our bylaws will hinder the ability of stockholders to bring claims resulting from their investment in us in a jurisdiction of their choosing.

Our bylaws include a forum selection provision that generally requires that any claims brought by stockholders be made in the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division. While the applicability of forum selection clauses to claims brought under federal securities law may be subject to challenge as a general matter, including pursuant to Section 44 under the 1940 Act which generally provides that federal courts shall have exclusive jurisdiction for any suits or actions brought to enforce any liability or duty created under the 1940 Act, the forum selection clause included in our bylaws will likely make it more difficult for a stockholder to successfully pursue litigation against us or those covered by our forum selection clause in another jurisdiction, including one that may be more favorable to such stockholder. For the avoidance of doubt, the forum selection clause included in our bylaws does not cover claims made by stockholders pursuant to the securities laws of the United States of America, or any rules or regulations promulgated thereunder. In addition, to the extent an active trading market for our shares develops in the future, the existence of a forum selection clause may discourage certain investors from acquiring our shares, which may hinder the price at which they trade.

Limited Prior Experience Of Adviser Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our Sub-Adviser has limited prior experience managing a registered closed-end management investment company or a RIC. Therefore, our Sub-Adviser may not be able to successfully operate our business or achieve our investment objectives.

While members of the Sub-Adviser’s management team have significant experience investing in the types of Investments they target on our behalf, our Sub-Adviser has limited experience managing a registered closed-end management investment company or a RIC. Therefore, our Sub-Adviser may not be able to successfully operate our business or achieve our investment objectives. As a result, an investment in our shares may entail more risk than the shares of a comparable company with a substantial operating history.

The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles. Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a RIC or could force us to pay unexpected taxes and penalties, which could be material. Our Sub-Adviser has limited experience managing a registered closed-end management investment company or RIC. Its lack of experience in managing a portfolio of assets under such constraints may hinder our Sub-Adviser’s ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objectives.

Adviser Lack Experience Sourcing And Managing Specific Types Of More Liquid Investments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our Select Traded Portfolio will be particularly susceptible to adverse market conditions and may not perform as anticipated.

The performance of our Select Traded Portfolio will depend largely on our ability to source and manage the liquid assets comprising it; our Adviser has historically focused on sourcing and managing illiquid securities. In addition, liquid assets are more susceptible to adverse market conditions, including credit spreads, and fluctuations in interest rates. As a result, investments in our Select Traded Portfolio may not perform as anticipated, which could materially and adversely impact our overall financial performance and results of operations.

Conflicts Of Interest Caused By Compensation Arrangements Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders.

Our Adviser and its affiliates will receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by us, which allow our Adviser to earn increased Adviser Management Fees.

Advisers Professionals Time And Resources Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our Adviser’s and Sub-Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.

Our Adviser’s and Sub-Adviser’s professionals serve or may serve as portfolio managers, officers, directors, or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on our Adviser and Sub-Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and Sub-Adviser and certain of their respective affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, Sub-Adviser, and/or their respective personnel and certain of their respective affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, in the case of the Adviser, the management of other investment vehicles on the Yieldstreet Platform. Our Adviser and/or Sub-Adviser and their respective personnel will devote only as much of their or their time and resources to our business as our Adviser and/or Sub-Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and/or Sub-Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of our Adviser and/or Sub-Adviser and its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of our Adviser and/or Sub-Adviser and its affiliates.

Adviser Not Prohibited From Raising Money For Or Managing Another Entity Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may face additional competition due to the fact that individuals associated with our Adviser and/or Sub-Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Our Adviser and/or Sub-Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including the management of other investment vehicles on the Yieldstreet Platform. As a result, we may compete with any such investment entity for the same investors and investment opportunities. To the extent we are able to make co-investments with our Adviser’s and/or Sub-Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.

Other than as required by our November 10, 2020 order from the SEC to engage in co-investments with entities affiliated with our Adviser (as such order may be updated and/or amended from time to time), affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or us, and such opportunities may be provided to the Yieldstreet Platform or another affiliate of our Adviser.

To mitigate the foregoing conflicts, our Adviser and/or Sub-Adviser and their affiliates will seek to allocate investment opportunities on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

Non Discretionary Investment Adviser Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company, which may give rise to certain conflicts of interest.

The Adviser acts as non-discretionary investment adviser to certain stockholders in the Company. In this capacity, the Adviser recommends investments to its clients, which may include recommendations for a client to make investments in our shares. As such, the Adviser is subject to a conflict of interest in that a recommendation for a client to invest in our shares may lead to an increase the Adviser Management Fee by increasing the cash available to the Company for investment. The Adviser may be further incentivized to recommend investments in our shares where the Adviser Management Fee is greater than the management fee and/or other compensation received by the Adviser with respect to other investment opportunities available on the Yieldstreet Platform at the time of such recommendation. However, all investment recommendation decisions will be made without consideration of the potential compensation to the Adviser from the Company.

Investors Are Subject To Market Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investors are subject to market risk.

The market value of Investments will go up or down, sometimes rapidly or unpredictably due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. Turbulence in the financial markets and reduced liquidity may negatively affect an Investment and or our ability to repurchase shares pursuant to the share repurchase program. In addition, unexpected events and their aftermaths, such as the spread of infectious illness or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The United States and other countries are periodically involved in disputes over trade and other matters and the possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may also impact the markets and have an adverse effect on the Company’s business, financial condition and return on its Investments.

Money Market Fund Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Money Market Fund Risk

The Company may invest in underlying money market funds that either seek to maintain a stable $1.00 net asset value (“stable share price money market funds”) or that have a share price that fluctuates (“variable share price money market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1.00 net asset value, it is possible to lose money by investing in such a money market fund. Because the share price of an underlying variable share price money market fund will fluctuate, when a fund sells the shares it owns they may be worth more or less than what the fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund's liquidity falls below required minimums.

Concentration Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Concentration Risk

To the extent that the Company is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Company may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Foreign Investments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in foreign Investments may involve significant risks in addition to the risks inherent in investments.

Our investment strategy may involve Investments issued by foreign entities, including foreign borrowings or assets controlled by foreign entities. Investing in foreign entities may expose us to additional risks not typically associated with investments in U.S. issuers, or in assets controlled by U.S. issuers or located in the U.S. These risks include changes in exchange control regulations, political and social instability, tariffs, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing creditors’ rights in foreign jurisdictions.

Although most of our Investments will be U.S. Dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Non United States Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Company may from time to time invest in Non-U.S. Securities, which may be more volatile than U.S. securities as a result of less developed, efficient or liquid securities markets in non-U.S. financial markets.

We may invest in Non-U.S. Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of Non-U.S. Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Non-U.S. Securities to make payments of principal and interest to investors located outside the country. In addition, we will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause us to lose money on our investments in Non-U.S. Securities. We will be subject to additional risks if the Adviser and/or Sub-Adviser invests in Non-U.S. Securities, which include seizure or nationalization of foreign deposits.

Investments In Emerging Market Countries Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in emerging market countries may be considered speculative because economic and political systems are less fully developed in emerging countries and can be expected to be less stable than those of more developed countries.

On an opportunistic basis, the Company may invest in Non-U.S. Securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation (including countries that may be considered “frontier” markets) in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Adviser and/or Sub-Adviser’s investment opportunities, such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase our costs and expenses. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There are no assurances that such expropriations will not reoccur. In such an event, it is possible that we could lose the entire value of our investments in the affected market. Some countries have a pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Company.

Emerging markets may also have differing and less developed legal systems that limit the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Company will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.

We would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Investments In Frontier Countries Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in frontier countries may be considered speculative because frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

We may, on an opportunistic basis, invest in frontier countries. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and new or unsettled securities law and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the net asset value of our shares. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the net asset value of our shares to decline.

Governments of many frontier countries in which the Company may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier country and on market conditions, prices and yields of securities in our Select Traded Portfolio. Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which the Company may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain companies in which the Company may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company that operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, we will be indirectly subject to those risks.

Investment in equity instruments of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity instruments of issuers operating in certain frontier countries and increase the costs and expenses of the Company. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Company. In addition, if deterioration occurs in a frontier country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Company of any restrictions on investments. Investing in local markets in frontier countries may require the Company, or its Adviser and/or Sub-Adviser, to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Company.

We do not expect a material portion of our Select Traded Portfolio to include investments in frontier countries.

Specific Risks Associated With Investments Located Outside United States [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may face specific risks associated with Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, which may cause our expected returns to not materialize, or may materially impair the value of our Investment, which may materially and adversely affect our financial condition and results of operations.

We have the flexibility to allocate assets across various segments of the securities markets and may focus on particular countries, regions, asset classes and sectors to the exclusion of others at any time and from time to time. While a substantial portion of our Investments will be in the United States, we will also acquire Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States, including in emerging markets. Risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed. To the extent we do so, we will be subject to numerous factors related to conducting business in non-U.S. countries, any of which could have a significant impact on our operations. Investing in Investments that are located outside the United States or that are directly or indirectly secured by assets located outside the United States involves certain considerations not usually associated with investing in the United States, including political and economic considerations, such as greater risks of expropriation, nationalization, confiscatory taxation, imposition of withholding or other taxes on interest, dividends, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of assets and general social, political and economic instability; the relatively small size of the investments markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; the evolving and unsophisticated laws and regulations applicable to the securities and financial services industries of certain countries; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict our investment opportunities. In addition, accounting and financial reporting standards that prevail outside of the United States generally are not as high as U.S. standards and, consequently, less information is typically available concerning companies located outside of the United States than for those located in the United States. As a result, we may be unable to structure our transactions to achieve the intended results or to mitigate all risks associated with such markets. It may also be difficult to enforce our rights in such markets. For example, Investments traded on non-U.S. exchanges and the non-U.S. persons that trade these Investments, and Investments made outside of the United States, are generally not subject to the jurisdiction of the SEC or the securities laws and regulations of the United States. Accordingly, the protections accorded to us under such laws and regulations are unavailable for Investments located outside of the United States and non-U.S. counterparties.

Investments In Securities Denominated Currencies Other Than United States Dollar [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in securities denominated or quoted in currencies other than the U.S. Dollar may be impacted by changes in foreign currency exchange rates, which impact the value of securities within our Select Traded Portfolio and the unrealized appreciation or depreciation of investments.

The Company may on an opportunistic basis invest in securities denominated or quoted in currencies other than the U.S. Dollar. Because the Company may invest in securities denominated or quoted in currencies other than the U.S. Dollar, changes in foreign currency exchange rates may affect the value of securities within our Select Traded Portfolio and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that our net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. The Company may, but is not required to, elect for us to seek to protect ourselves from changes in currency exchange rates through hedging transactions depending on market conditions. In addition, certain countries, particularly emerging market and frontier countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Investments In Sovereign Debt Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in sovereign debt involve special risks, including a foreign governmental issuer of debt or the governmental authorities that control the repayment of the debt being unable or unwilling to repay principal or pay interest when due.

The Company may on an opportunistic basis invest in sovereign debt. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market or frontier country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurances that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Company may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors.

Exiting European Monetary Union Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The possibility of one or more Eurozone countries exiting the European Monetary Union (the “EMU”), or even the collapse of the Euro as a common currency, creates significant volatility at times in currency and financial markets, generally.

As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the EMU, or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets, generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of our Select Traded Portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of our Select Traded Portfolio’s investments. If one or more EMU countries were to stop using the Euro as its primary currency, our investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Adviser and/or Sub-Adviser may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

Covenant Lite Loans Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Covenant-lite loans may offer us fewer protections than traditional Credit Investments.

Many of the debt investments we may acquire in the secondary market may have less restrictive covenant terms that provide us with fewer protections, called “covenant-lite” loans, that generally provide for fewer restrictions on the borrower’s operations and use of proceeds than do debt instruments that contain traditional financial and operating covenants. In particular, borrowers under such covenant-lite loans often have greater flexibility in how they use proceeds of such borrowings, as well as how they operate their business and manage their financial condition. As a result, we may face challenges in recovering on such covenant-lite loans, to the extent they go into distress, and may lack options that would normally be available to us as a lender under more traditional debt structures.

Investments In Debt Securities And Instruments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in debt securities and instruments that are below investment grade, e.g. “junk bonds,” are speculative and may present us with a higher degree of risk.

Debt securities and instruments that are below investment grade, including subprime loans and so-called “junk bonds,” are speculative, have a higher risk of default or are already in default, and tend to be less liquid and are more difficult to value than higher grade securities or instruments. Junk bonds and subprime loans tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Usury Laws Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Usury laws may affect the Credit Investments.

Certain states where collateral related to our Credit Investments are located have usury laws in place that limit the maximum interest rate of an underlying loan. At times, these laws may effectively affect payments by preventing the recovery of certain payment amounts. Further, usury laws may be subject to change at the hands of state legislators. If a borrower were to succeed in bringing a claim against a lender of record for a state law usury violation, and the court were to find that the rate charged exceeded the maximum allowable rate applicable in such state, not only would the underlying Credit Investment not receive the anticipated full value of its loan investment, but we could be subject to fines and other penalties if we were the lender of record.

Participation Interests Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Participation Interests are unsecured and participants have limited rights.

We will hold many of our assets in Participation Interests or other indirect economic interests in loans or other debt assets. In such circumstances, we will not directly own the debt assets underlying such Participation Interests or other economic interests and/or have custody thereof. While the originating lender’s interest is secured by the assets pledged to the underlying loan from which the Participation Interest stems, the Participation Interests held by us are not directly secured by the same assets. As such, if the originating lender becomes insolvent, then our Participation Interests could be superseded by the senior creditors of the originating lender and we and our stockholders may lose some or all of their investment or payment thereon could be substantially delayed.

In addition, as an owner of Participation Interests or other indirect economic interests (including as a member of a loan syndicate), we may not be able to assert any rights against borrowers of the underlying indebtedness, and may need to rely on the holder/custodian (or other financial institution) issuing the Participation Interests or such other entity charged with the responsibility for asserting such rights, if any. Such holders/custodians and financial institutions or other entities may have reasons not to assert their rights, whether due to a limited financial interest in the outcome, other relationships with the underlying defaulting borrowers, the threat of potential counterclaims or other reasons that may diverge from our interests. The failure of such holders/custodians and financial institutions or other entities to assert their rights (on our behalf) or the insolvency of such entities could materially adversely affect the value of our assets.

Investment In Loans And Related Participation Interests Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investment in loans and related Participation Interests are subject to unique risks.

Our investments will include investments in loans and related Participation Interests. These obligations are subject to unique risks, including, (i) the possible invalidation of an investment transaction as a fraudulent conveyance among other avoidance actions under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability to directly enforce rights with respect to participations, and (v) possible claims for the return of some or all payments. In analyzing each loan or participation, our Adviser and/or Sub-Adviser will compare the relative significance of the risks against the expected benefits of the investment. Any loss incurred as a result of these risks may be significant and adversely affect our performance.

Non Performing Credit Investments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Some of the Credit Investments purchased by us will be or will become non-performing, which could significantly and adversely affect our performance.

It is anticipated that some of the Credit Investments that we will purchase will be or become non-performing and possibly in default. Furthermore, the obligor and/or relevant guarantor may also be in bankruptcy or liquidation. There can be no assurance as to the amount and timing of payments with respect to the Credit Investments. By their nature, these investments will involve a high degree of risk. Such non-performing loans (“NPLs”) may require substantial workout negotiations or restructuring that may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of the principal of the loan and/or the deferral of payments. Commercial and industrial loans in workout and/or restructuring modes and the bankruptcy or insolvency laws of non-U.S. jurisdictions are subject to additional potential liabilities, which may exceed the value of our original investment. For example, borrowers often resist foreclosure on collateral by asserting numerous claims, counterclaims and defenses against the holder of loans, including lender liability claims and defenses, in an effort to delay or prevent foreclosure. Even assuming that the collateral securing each loan provides adequate security for the loans, substantial delays could be encountered in connection with the liquidation of NPLs. In the event of a default by a borrower, these restrictions as well as the ability of the borrower to file for bankruptcy protection, among other things, may impede the ability to foreclose on or sell the collateral or to obtain net liquidation proceeds sufficient to repay all amounts due on the related loan. Under certain circumstances, payments earned from these NPLs may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment. Bankruptcy laws may delay our ability to realize on collateral for loan positions held by us or may adversely affect the priority of such loans through doctrines such as equitable subordination or may result in a restructure of the debt through principles such as the “cramdown” provisions of the Bankruptcy Code. Any loss incurred on these types of investments may be significant and adversely affect our performance.

Originating Loans Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be subject to certain risks as a result of originating loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments.

We may seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. We may subsequently offer such investments for sale to third parties; provided, that there is no assurance that we will complete the sale of such an investment. If we are unable to sell, assign or successfully close transactions for the loans that we originate, we will be forced to hold our interest in such loans for an indeterminate period of time. This could result in our investments being over-concentrated in certain borrowers. We will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by our stockholders.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent we engage in origination and/or servicing directly, or have a financial interest in, or are otherwise affiliated with, an origination or servicing company, we will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, we may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect us and our investments.

Originate Loans To Foreign Entities And Individuals Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may originate loans to foreign entities and individuals. Such loans may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals.

The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. For example, bankruptcy laws may differ across the jurisdictions in which we may invest and it may be difficult for a servicer to pursue non-U.S. borrowers. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on us. Our loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

Our exposure to loans to foreign entities and individuals may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. In addition, fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of our exposure to loans to foreign entities and individuals. We are unlikely to be able to pass through to stockholders foreign income tax credits in respect of any foreign income taxes we pay.

Loan Origination Or Purchase Of Participation Interests Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Loan origination or purchase of Participation Interests may expose us to risk of losses resulting from default and foreclosure.

Although we invest in Credit Investments that are directly or indirectly secured by collateral, we may be exposed to losses resulting from default and foreclosure of any such Credit Investments in which we have invested. Therefore, the value of underlying collateral, the creditworthiness of borrowers and the priority of liens are each of great importance in determining the value of our investments. No guarantee can be made regarding the adequacy of the protection of our security in the Credit Investments in which we invest. Moreover, in the event of foreclosure or default, we may assume direct ownership of any assets collateralizing such defaulted Credit Investments where we are the lender of record. The liquidation proceeds upon the sale of such assets may not satisfy the entire outstanding balance of principal and interest on such Credit Investments, resulting in a loss. Any costs or delays involved in the effectuation of processing foreclosures or liquidation of the assets collateralizing such Credit Investments will further reduce proceeds associated therewith and, consequently, increase possible losses. In addition, no assurances can be made that borrowers or third parties will not assert claims in connection with foreclosure proceedings or otherwise, or that such claims will not interfere with the enforcement of our rights.

Terms Of Investments Acquired Under Contingent Funding Agreements Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The terms of Investments acquired under Contingent Funding Agreements may be less advantageous to us than if we negotiated such terms at the time of funding.

Although the Contingent Funding Agreements will not bind us to make any particular Investment, the terms and nature of the underlying Investment will be determined at the time we enter into any Contingent Funding Agreement, and may be different than they would have been if we did not include the contingent right, or if we instead negotiated the terms of the Investment at the time we funded or purchased it, rather than in advance. In addition, while we do not expect to pay any fees or compensation to Originators in connection with such Contingent Funding Agreements, many will often receive fees for serving as administrative agent for Investments underlying such Contingent Funding Agreements, which typically includes receiving and distributing interest and other payments received on an Investment among its various holders, and performing certain other administrative functions related to the Investment. In certain cases, to the extent we subsequently elect not to fund the loan or acquire the Investment to which a Contingent Funding Agreement pertains, either because we lack available funds to do so or otherwise, our Adviser may allocate such investment opportunity to one or more of our affiliates once such Contingent Funding Agreement has either expired or been terminated.

Loan Servicing Fees For Loans Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Stockholders will indirectly bear loan servicing fees for loans sourced by Originators and those loans directly originated, through co-investments, by our Adviser and/or Sub-Adviser.

We currently expect that all of the Credit Investments in our portfolio, as well as those underlying any Participation Interests we may hold, will be serviced by a third-party servicer, typically the Originator of the Credit Investment or an experienced third-party service provider. Such a Servicer will typically be compensated by the lenders and/or borrowers for such loan servicing activities. We will also directly originate new Credit Investments sourced by our Adviser and/or Sub-Adviser from time to time, in addition to ones sourced by Originators with which we have relationships. In such cases, we may elect to service a loan we originate, or arrange for an unaffiliated third-party servicer to serve in such capacity for us. In no event will any affiliate of ours receive any fees from us in connection with the origination or servicing of any Credit Investments we may acquire. Our stockholders will indirectly bear loan servicing fees that are paid to the servicer of the applicable loan, whether sourced by Originators or directly originated by our Adviser and/or Sub-Adviser on behalf of the Company.

Equitable Subordination To Other Claims Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our claims against a borrower may be subject to equitable subordination to other claims against the borrower.

Under the laws of certain jurisdictions, a court may use its equitable powers to subordinate the claim of a lender to some or all of the other claims against the borrower under certain circumstances. The concept of equitable subordination is that a claim may normally be subordinated only if its holder is guilty of some misconduct. The remedy is intended to be remedial, and not penal. In determining whether equitable subordination of a claim is appropriate in any given circumstance, courts may look to whether the following conditions have been satisfied: (i) whether the claimant has engaged in some type of inequitable conduct; (ii) whether the misconduct has resulted in injury to the creditors of the bankrupt company or conferred an unfair advantage on the claimant; and (iii) whether equitable subordination would be inconsistent with other applicable provisions of the Bankruptcy Code. While the stated test could be interpreted broadly, equitable subordination is usually confined to three general paradigms: (x) when a fiduciary of the debtor (who is also a creditor) misuses its position to the detriment of other creditors; (y) when a third party (which can include a lender) controls the debtor to the disadvantage of other creditors; and (z) when a third party actually defrauds other creditors. We may be subject to claims from creditors of an obligor that debt assets of such obligor which are held by us should be equitably subordinated. The concept of equitable subordination (or the equivalent thereof) may vary from jurisdiction to jurisdiction. To the extent the concept of equitable subordination were to apply to an originating lender of a loan in which we have acquired a Participation Interest, we could be adversely affected.

Recharacterization Of Claim Under Bankruptcy Code Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Recharacterization of a claim under the Bankruptcy Code could adversely affect us.

Under the Bankruptcy Code, a court may use its equitable powers to “recharacterize” the claim of a lender, i.e., notwithstanding the characterization by the lender and borrower of a loan advance as a “debt,” to find that the advance was in fact a contribution in exchange for equity. Typically, recharacterization occurs when an equity holder asserts a claim based on a loan made by the equity holder to the borrower at a time when the borrower was in such poor financial condition that other lenders would not make such a loan. In effect, a court that recharacterizes a claim makes a determination that the original circumstance of the contribution warrants treating the holder’s advance not as debt but rather as equity. In determining whether recharacterization is warranted in any given circumstance, courts may look at the following factors: (i) the names given to the instruments (if any) evidencing the indebtedness; (ii) the presence or absence of a fixed maturity or scheduled payment; (iii) the presence or absence of a fixed rate of interest and interest payments; (iv) the source of repayments; (v) the adequacy or inadequacy of capital; (vi) the identity of interest between the creditor and the equity holders; (vii) the security (if any) for the advances; (viii) the borrower’s ability to obtain financing from outside lending institutions; (ix) the extent to which the advances were subordinated to the claims of outside creditors; (x) the extent to which the assets were used to acquire capital assets; and (xi) the presence or absence of a sinking fund to provide for repayment. These factors are reviewed under the circumstances of each case, and no one factor is controlling. We may be subject to claims from creditors of an obligor that debt obligations of such obligor held by us should be recharacterized. We could be adversely affected whether we were the lender of record or we acquired a Participation Interest in a loan that was subject to recharacterization.

Other Secured Debt Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

If we own debt that is junior to other secured debt, we could lose the entire value of our investment in such debt.

We may originate or invest in secured debt issued by companies that have or may incur additional debt that is senior to the secured debt owned by us. In many instances, loans made by us may be part of a unitranche structure in which a single lien on behalf of all the lenders in the structure will be filed against the assets of the borrower(s) if the lenders holding the different tranches of debt (including us) will contractually agree to their respective priorities in those assets. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of any such company, the owners of senior secured debt (i.e., the owners of first priority liens), including in a unitranche structure through the contractual agreements between the lenders, generally will be entitled to receive proceeds from any realization of the secured collateral until they have been reimbursed. At such time, the owners of junior secured debt (including, in certain circumstances, us) will be entitled to receive proceeds from the realization of the collateral securing such debt. There can be no assurance that the proceeds, if any, from the sale of such collateral would be sufficient to satisfy the loan obligations secured by subordinate debt instruments. To the extent that we own secured debt that is junior to other secured debt, we may lose the value of our entire investment in such secured debt.

Changing Interest Rates And Prepayment Features Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Changing interest rates and prepayment features may decrease the value of Credit Investments.

We may invest in fixed interest rate Credit Investments. The value of fixed interest rate Credit Investments generally has an inverse relationship with future interest rates. Accordingly, if interest rates rise, the value of such instruments may decline. In addition, to the extent that the assets underlying specific financial instruments may be prepaid without penalty or premium, the value of such financial instruments may be negatively affected by increasing prepayments. Such prepayments tend to occur more frequently as interest rates decline.

Impact Of Inflation And Deflation Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Impact of Inflation and Deflation on the Investments held in our portfolio.

Inflation risk is the risk that the value of certain assets or income from our investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Company and our distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time-the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. Additionally, the U.S. Federal Reserve (the “Fed”) has in the past raised interest rates and has signaled an intention to maintain higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

Assets With No Or Limited Performance Or Operating History Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may invest in assets with no or limited performance or operating history.

We may invest in assets with no or limited investment history or performance record upon which our Adviser and/or Sub-Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve the returns which the Adviser and/or Sub-Adviser is seeking to achieve given the term, risk and liquidity of such investment. Consequently, our profitability, net asset value and share price could be adversely affected.

Exposed To Fraud Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We are exposed to the risk of fraud through the Investments held in our portfolio.

We may be subject to potential losses arising from material misrepresentation or omission on the part of borrowers or issuers whose Investments we hold, either directly or indirectly through Credit Investments, CLOs or other structured investment vehicles. The Investments may also be subject to fraudulent behavior by an Originator, a joint venture partner, manager or other service provider. Such inaccuracy or incompleteness of representations or fraudulent behavior may adversely affect the valuation of our Investments and, in the case of Credit Investments, may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The quality of our Investments is subject to the accuracy of representations made by the underlying issuers. We will rely upon the accuracy and completeness of representations made by borrowers, issuers, Originators, other counterparties, joint venture partners, managers and other service providers and cannot guarantee that we will detect occurrences of fraud. Under certain circumstances, payments by borrowers or issuers to us may be reclaimed if any such payment is later determined to have been a fraudulent conveyance or a preferential distribution.

Payment Of Underlying Portfolio Manager Fees And Other Charges Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The payment of underlying portfolio manager fees and other charges could adversely impact our returns.

We may invest in underlying Investments where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to the fees payable by us. Payment of such additional fees could adversely impact the returns we achieve.

Reliability Of Data Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our Investment Team may rely on data about certain Investments provided by Originators or obtained from third party or publicly available sources, which it may be unable to separately verify, which could expose us to risks if such data is incorrect.

Originators and related borrowers and issuers supply a variety of information regarding asset, property and other collateral valuations, market data, their experience, personal identifying information, and other information. We will make an attempt to verify portions of this information, but as a practical matter, portions of the information may be incomplete, inaccurate or intentionally false. Originators and related borrowers may also misrepresent their intentions for the use of loan proceeds. We do not verify any statements by applicants as to how loan proceeds are to be used. If a borrower or issuer supplies false, misleading or inaccurate information, we may lose all or a portion of our investment in the related Investment. With respect to certain Investments, we may not have any contractual or other relationship with any borrower that would enable us to make any claim against such borrower for fraud or breach of any representation or warranty in relation to any false, incomplete or misleading information supplied by such borrower in relation to the relevant underlying Investment.

Fine Art Industry Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments we may acquire in the fine art industry may be subject to risks common in the fine art industry, which could materially impair the value of our investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans (or participation interests in such loans) the collateral of which consists of assets in the fine art industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on the value of our investments: (i) fine art is a non-recurring cash flowing asset, and therefore a lender’s receipt of timely interest payments on a loan is reliant upon cash flow generated from other income sources or assets held by a borrower or guarantor of a loan; (ii) art as collateral is a relatively illiquid asset, pricing is not transparent and prices often fluctuate; (iii) public auction data which drives the data analytics on which our investment decisions are made, is derived from third party data sources which may be inconsistent or inaccurate or stale or unavailable, and thus such data may result in errors that adversely impact the accuracy of models; (iv) the timing of a sale of the collateral is impossible to predict, and the ability to realize proceeds from the sale of collateral may be delayed or limited; (v) the demand for fine art is unpredictable, is influenced not only by overall economic conditions, but also by changing trends in the art market, all of which may negatively affect the ability to liquidate loan collateral in the event of a default; (vi) loans backed by artwork created by living artists entails additional risk because supply versus demand may become imbalanced, potentially causing a decline in art values; a living artist still has the ability to shape his or her reputation in the art world, so any negative publicity or actions may hurt the values associated with such artist’s existing body of work and in certain cases, an artist also has the legal right to disclaim authorship of a work of art or a work that has been repaired or destroyed (e.g., under the Visual Artists Rights Act), thereby eliminating its market value entirely; (vii) provenance research is not dispositive and any incomplete or inaccurate provenance raises the risk of a future ownership dispute against the artwork, which could result in loan impairment or credit losses; (viii) a borrower must own the artwork outright (e.g., it cannot be consigned to them by another party, there cannot be other undisclosed owners or partial owners of the artwork), it must not have any legally binding agreement to sell the artwork, and it must have authority and capacity to pass good title; the foregoing is necessary for the secured lender to have a first priority perfected security interest in the art collateral; in the event of a title defect, the lender will have recourse against the borrowers and/or guarantors, however, such a claim could nevertheless result in impairment of the loan or credit losses or the inability to sell the artwork collateral in the event of a default; (ix) if an artwork is not authentic (i.e., real) and the attribution (i.e., by the hand of a particular artist) is incorrect, the valuation will be significantly impacted and may be reduced to zero; (x) the artwork which serves as collateral for a loan must have been exported legally, permanently and not temporarily, for sale or exhibition; (xi) works of art are stored in art-storage facilities around the world, which could subject such works to damage or theft; (xii) where the lender permits a borrower to retain possession of a portion of the collateral in the U.S., although the lender may be perfected in an artwork through the filing of a UCC financing statement, a borrower’s primary art insurance generally does not cover a claim if the borrower absconds or intentionally damages the piece him or herself; (xiii) loan collateral is insured by fine art insurance policies, but coverage disputes or unpaid insurance losses could result in losses; (xiv) artwork collateral is consigned to galleries, auction houses and art dealers for sale and the lender has contractual agreements with such third-parties (e.g., bailment and consignment agreements) which require that such third-parties take direction from the lender at all times with regards to the collateral, and that all sales proceeds be paid to the lender before the lender releases its lien against the artwork collateral; in some situations, however, the lender takes counterparty risk for a limited period of time with certain auction houses, art dealers and galleries and the loan could be exposed to losses in the event any of these counterparties do not perform according to the terms of these contractual arrangements, or if these counterparties become insolvent; (xv) most borrowers will sell the artwork collateral or refinance the loan at maturity, and therefore if the net realizable sale proceeds from the collateral is insufficient to satisfy full repayment of the outstanding principal loan balance, there is a risk of loss; (xvi) cross-border lending increases risks that loan documents will not be enforceable and that the security interest in the collateral will not be perfected; (xvii) the ownership of art is prone to a variety of legal challenges, including but not limited to challenges to title, nationalization, purchase of work of art from unauthorized person, violation of legal regulations and restitution issues and (xviii) there is an increased scrutiny of art transactions by regulators with respect to taxes and anti-money laundering concerns.

Real Estate Related Instruments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may face specific risks associated with Investments we may acquire in real estate or real-estate related instruments, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

General. Real estate investments are not as liquid as other types of investments and this lack of liquidity may tend to limit our ability to react promptly to changes in economic or other conditions. In addition, expenditures associated with real estate investments, such as mortgage payments, real estate taxes and maintenance costs, are generally not reduced when circumstances cause a reduction in income from the investments. We may need to comply with certain legal, tax and other requirements prior to liquidating such investments.

Real Estate Insurance. The insurance coverage applicable to real estate investments contains policy specifications and insured limits customarily carried for similar properties, business activities and markets. There may be certain losses, including losses from floods and losses from earthquakes, acts of war, acts of terrorism or riots, that are not generally insured against or that are not generally fully insured against because it is not deemed to be economically feasible or prudent to do so. If an uninsured loss or a loss in excess of insured limits occurs with respect to a real estate investment, we could experience a significant loss and could potentially remain obligated under any recourse debt associated with the property.

Potential Environmental Liability. Under various U.S. federal, state, and local laws, ordinances and regulations, a current or previous owner, developer or operator of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances at, on, under or in its property. The costs of removal or remediation of such substances could be substantial and could exceed the value of the property. Such laws often impose liability without regard to whether the owner or operator knew of, or was responsible for, the release or presence of such hazardous substances. We will attempt to assess such risks as part of our due diligence activities, but cannot give any assurance that such conditions do not exist or may not arise in the future. The presence of such substances on our real estate investments, if any, could adversely affect our ability to sell such investments or to borrow using such investments as collateral.

Real Estate-Related Securities. Securities issued by entities which invest in real estate, including “real estate investment trusts” (“REITs”), generally will be subject to the risks incident to the ownership and operation of commercial real estate and/or risks incident to the making of nonrecourse mortgage loans secured by real estate. Such risks include, without limitation, the risks associated with both the domestic and international general economic climates; local real estate conditions; risks due to dependence on cash flow; risks and operating problems of certain construction ; changes in supply of, or demand for, competing properties in an area (as a result, for instance, of over-building); the financial condition of tenants, buyers and sellers of properties; variations in rental income, neighborhood values or the appeal of property to tenants; decreasing occupancy rates of commercial real estate related to remote work environments; changes in availability of debt financing; energy and supply shortages; changes in the tax, real estate, environmental, and zoning laws and regulations; changes in interest rates; various uninsured or uninsurable risks; natural disasters; and our ability or third-party managers to manage the real properties. In addition, we may incur the burdens of ownership of real property, which include the paying of expenses and taxes, maintaining such property and any improvements thereon, and ultimately disposing of such property.

Valuation Risks. Real estate valuation is an inherently inexact process and depends on numerous factors, all of which are subject to change. Appraisals or opinions of value may prove to be insufficiently supported, and our review of the value of the underlying property in determining whether we should make or participate in an underlying Investment and the value of the underlying property may be based on information that is incorrect or opinions that are overly optimistic. The risk of default in such situations is increased, and the risk of loss to stockholders will be commensurately greater.

Lack of Control Over Real Estate Projects. With respect to a particular property, either the borrower (or a third party real estate management company affiliated with or engaged by borrower) is responsible for various management functions that are essential to the success of a real estate project, including property marketing and leasing rates, payment of bills, maintenance of insurance, and property management generally. Poor management on the part of the real estate company in which we hold an investment could adversely affect the financial performance of the corresponding project investment or expose it to unanticipated operating risk, which could reduce the property’s cash flow and adversely affect the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

This risk also pertains to construction of, or renovations to, real estate. Real estate construction brings with it the risk of cost overrun and time delays. Construction projects are also contingent on correct zoning, various approvals, and regulation. These situations may require additional capital or delay the completion of the project and impair the borrower’s ability to repay the underlying Investment, which could have a material adverse effect on our Investment.

Litigation Financing Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may face specific risks associated with Investments we may acquire in connection with litigation financing, which may cause our expected returns to not materialize, or may materially impair the value of our Investments, which may materially and adversely affect our financial condition and results of operations.

In connection with our Investments related to litigation financing, there may be risks associated with the significant expenditures associated with an investment in litigation financing, including: downturns in international, national, regional and local economic conditions; dismissal of a case, default of settlement, costs and fees of cases; bankruptcies and financial difficulties; changes in interest rates, availability and terms of debt financing; changes in operating costs and expenses; changes in, or increased costs of compliance with, governmental laws, rules, regulations and fiscal policies, including changes in tax laws, and our potential liability thereunder; new information or unknown information; the inability or unwillingness of settlement; change of counsel, costs of litigation, and other costs of litigation; and appeals and all items associated with appeals.

Other risks we may face in connection with our Investments related to litigation financing include: (i) that we may suffer losses from terminated or rejected settlements, (ii) you will be dependent on our evaluation of such Investments as legal considerations and restrictions may impact the disclosure of cases and case performance, (iii) we may incur losses as a result of the inability or timing uncertainty relating to collection on judgments or awards, (iv) we lack the ability to control decisions of law firms acting pursuant to their professional duties, (v) we may rely on outside counsel and experts to assess Investments, (vi) risks associated with non-recourse litigation loans (e.g., if the finance party to the litigation does not recover anything in the lawsuit, we will suffer losses), (vii) risks associated with the litigation financing counterparty and general credit risk, (viii) changes in law, regulations or professional standards that may impact the value of our Investments (ix) case selection and lost cases that could have a material adverse effect on our Investments, (x) timing and delays on legal cases that could have a material adverse effect on our Investments, (xi) the insolvency of debtors or inability of a defendant to pay a judgment or settlement, (xii) general competition and industry-related risks, (xiii) third-party funding arrangements may result in undisclosed conflicts of interest (xiv) changes in counsel and (xv) issues associated with the treatment of our Investments for tax purposes.

Shipping Industry Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments we acquire may be subject to risks common in the shipping industry, including risks associated with managing shipping vessels, which could materially impair the value of our Investments, and therefore materially and adversely affect our financial condition and results of operations.

We may acquire loans the collateral of which consists of assets in the shipping industry, which are subject to the following, non-exhaustive risks that could have an adverse effect on us: (i) extensive and changing safety, environmental protection and other international, national, state and local governmental laws and regulations, treaties, and conventions in force in international waters, the jurisdictional waters of the countries in which the vessels operate, and the requirements of shipping classification societies, compliance with which may require ship modifications and changes in operating procedure; (ii) international sanctions, embargoes, import and export restrictions and tarriffs, nationalizations, requisitions, wars and terrorist attacks; (iii) acts of piracy, smuggling and stowaways on ocean-going vessels; (iv) severe weather and natural disasters, including, but not limited to, oil spills and other environmental mishaps, fire, mechanical failure collisions, human error, political action, civil unrest and insurrection in various countries and other circumstances or events which may cause serious damage to vessels, any cargo and other equipment and loss of life or physical injury or delays in the delivery of cargo, loss of revenue from termination of charter contracts or ship management agreements; (v) environmental liabilities, including, but not limited to, liabilities resulting from spills or other environmental damage caused by operating failures, design defects, or otherwise; (vi) arrests of vessels by maritime claimants (including, without limitation, associated vessel or “sister ship” arrest pursuant to which a maritime claimant may also arrest other vessels owned or controlled by the same owner but which are not otherwise subject to that claimant’s maritime claim) in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays or require us or our underlying investment to pay large sums of money to have the arrest lifted which could have a negative impact on our returns; (vii) labor interruptions or unrest among crews working on the vessels directly or indirectly owned by us; (viii) delays in delivery of new-build vessels or delivery of new-build vessels with significant defects which could delay or lead to the termination of related charter agreements and also cause cost overruns or cancellation of the new-build contracts; (ix) increased operational and maintenance costs over the life of a shipping vessel; (x) fluctuations in the value of vessels due to various factors including (without limitation) general economic and market conditions affecting the shipping industry, supply and demand for products and commodities which are suitable for transport in shipping vessels, the availability of trade finance for shipping vessels, the supply and demand for vessels of particular sizes and types and the capacity thereof, the availability of other modes of transport and the costs thereof and global and regional economic and political conditions; (xi) fluctuations in the cost of fuel which can have a significant effect on charter rates and the costs of owning and/or chartering vessels; and (xii) drydocking costs for periodic maintenance and repairs that are difficult to predict with certainty and can be substantial.

Assets in the shipping industry and their operations are subject to extensive and changing safety, environmental protection and other international, national, state and local governmental laws, regulations, treaties and conventions in force in international waters, the jurisdictional waters of the countries in which assets in the shipping industry operate. For example, Section 27 of the Merchant Marine Act of 1920 (the “Jones Act”) requires that vessels transporting cargo between U.S. ports must, among other requirements, be owned and operated by U.S. organized companies that are controlled and 75% owned by U.S. citizens. Consequently, the Jones Act restrictions on foreign ownership interests may substantially limit the potential purchasers of a shipping vessel, resulting in a sale that may not reflect the value that could be obtained in an unregulated market. A failure to comply with applicable laws and regulations may result in administrative and civil penalties, criminal sanctions or the suspension or termination of operations of an asset in the shipping industry. Because such conventions, laws, and regulations are often revised, we cannot predict the ultimate cost of complying with them or the impact thereof on the resale prices or useful lives of our assets in the shipping industry and related Investments. The occurrence of one or more of these events could have a material adverse effect on our financial conditions and results of operations.

Additionally, investments in vessels or loans secured by vessels are subject to risks relating to the perfection of security interest in such collateral, as well as seizure risks related to various jurisdictions where they travel. Crew members, suppliers of goods and services to a vessel, shippers of cargo, charterers, lenders, and other parties may be entitled to a maritime lien against a vessel for unsatisfied debts, claims or damages. In many jurisdictions, a maritime lien holder may enforce its lien by arresting or attaching a vessel through foreclosure proceedings. Arrests of a vessel by maritime claimants in order to enforce liens against the vessel for unsatisfied debts, claims or damages that could cause delays in the shipment of cargo resulting in additional damage claims against the ship management company or the borrower. Any arrest of a vessel by a maritime claimant could result in the ship management company or the borrowers being required to pay large sums of money to have the arrest lifted. In addition, the liens of certain maritime claimants may have priority over the lender’s mortgage on a vessel, and hence the claims of those maritime claimants would be paid before the claim of the lender in any court-ordered sale of the vessel. The occurrence of any one or more of these events could have a material adverse effect on the business, results of operations, cash flows and financial condition of the ship management company, of the borrowers or the lender, which in turn would negatively affect our related Investment.

Equity Investments Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Investments in Equity Investments may result in investment returns being subject to higher levels of volatility and market and issuer-specific risk than investments exclusively in debt securities.

We may make Equity Investments, which include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, ETFs, equity interests in real estate investment trusts and master limited partnerships. Common stock represents an equity ownership interest in a company. The Company may hold or have exposure to common stocks of issuers of any size, including small- and medium-capitalization stocks. Because our Select Traded Portfolio may have exposure to common stocks, historical trends would indicate that our portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities.

Risk Of Failure Of Financial Institutions [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be subject to the risk of the Failure of Financial Institutions.

The failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which the Company and/or the Company’s underlying investments have a commercial relationship could adversely affect, among other things, the Company and/or the Company’s underlying investments’ ability to pursue key strategic initiatives, including by affecting the Company’s ability to borrow from financial institutions on favorable terms.

Risk Of Loss Arising From Catastrophic Events [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, which may have a material effect on global financial markets.

We may be subject to the risk of loss arising from direct or indirect exposure to various catastrophic events, including the following: hurricanes, earthquakes and other natural disasters; terrorism; and public health crises, including the occurrence of a contagious disease. To the extent that any such event occurs and has a material effect on global financial markets or specific markets in which we participate (or has a material effect on locations in which the Adviser and/or Sub-Adviser operates) the risks of loss can be substantial and could have a material adverse effect on our investments.

Credit Facility Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The use of the Credit Facility the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Currently, the Company employs leverage through the use of its Credit Facility and the Company may, in the future, borrow additional funds opportunistically to make investments and may choose to increase or decrease its use of leverage from time to time based on the Company’s available liquidity and its assessment of market conditions and the investment environment. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. The Company’s use of leverage may result in increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. There can be no assurance that the Company’s use of leverage or that its leveraging strategy will be successful during any period in which it is employed.

The use of leverage creates an opportunity for increased share net investment income distributions, but also creates risks for the holders of shares. We cannot assure you that the use of leverage will result in a higher yield on the shares. Any leveraging strategy we employ may not be successful.

Leverage involves risks and special considerations for stockholders, including:

☐	the likelihood of greater volatility of net asset value and distribution rate of the shares than a comparable portfolio without leverage;
☐	the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage we must pay will reduce the return to the stockholders; and
☐	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the shares than if we were not leveraged.

Any decline in the net asset value of our Investments will be borne entirely by the holders of shares. Therefore, if the market value of our portfolio declines, leverage will result in a greater decrease in net asset value to the holders of shares than if we were not leveraged. While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of shares. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to holders of shares relative to the circumstance where we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Certain types of leverage used by us may result in us being subject to covenants relating to asset coverage and portfolio composition requirements. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for any senior securities we may issue. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Our Adviser and Sub-Adviser do not believe that these covenants or guidelines will impede them from managing our portfolio in accordance with our investment objectives and policies.

In addition to the foregoing, the use of leverage treated as indebtedness of the Company for U.S. federal income tax purposes may reduce the amount of our dividends that are otherwise eligible for the dividends received deduction in the hands of corporate shareholders.

Subject to the requirements of the 1940 Act, we may invest in the securities of other investment companies. Such securities may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the net asset value of our shares and the returns to our stockholders.

Changes In Interest Rates Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Changes in interest rates may affect our cost of capital and net investment income.

If we borrow funds to make investments our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Company’s financial condition and results of operations. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our fixed-rate investments will be financed primarily with equity and debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we may have to purchase or develop such expertise.

Mortgage Related Securities Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Mortgage Related Securities Risks . We may invest in mortgage-backed securities (“MBS”) which entail various risks. MBS represent an interest in a pool of mortgages. The risks associated with MBS include: credit risk associated with the performance of the underlying mortgage properties and of the borrowers owning these properties; risks associated with their structure and execution (including the collateral, the process by which principal and interest payments are allocated and distributed to investors and how credit losses affect the issuing vehicle and the return to investors in such MBS); whether the collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including maturity of the MBS) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such MBS; risks associated with the servicer of the underlying mortgages; adverse changes in economic conditions and circumstances, which are more likely to have an adverse impact on MBS secured by loans on certain types of commercial properties than on those secured by loans on residential properties; prepayment risk, which can lead to significant fluctuations in the value of the MBS; loss of all or part of the premium, if any, paid; and decline in the market value of the security, whether resulting from changes in interest rates, prepayments on the underlying mortgage collateral or perceptions of the credit risk associated with the underlying mortgage collateral. In addition, our level of investment in MBS of a particular type or in MBS issued or guaranteed by affiliated obligors, serviced by the same servicer or backed by underlying collateral located in a specific geographic region, may subject us to additional risk. To the extent we invest in junior tranches of MBS, we will be subject to additional risks, such as risking the proceeds that would otherwise be distributed to us to pay down more senior tranches. MBS generally are classified as either residential MBS (“RMBS”) or commercial MBS (“CMBS”), each of which are subject to certain specific risks as further described below.

RMBS Risks. RMBS are securities on which the payments depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. Non-agency residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

CMBS Risks. CMBS are, generally, securities backed by obligations (including certificates of participation in obligations) that are principally secured by mortgages on real property or interests therein having a multifamily or commercial use, such as regional malls, other retail space, office buildings, industrial or warehouse properties, hotels, nursing homes and senior living centers. The market for CMBS developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for single-family RMBS.

CMBS are subject to particular risks, including lack of standardized terms, shorter maturities than residential mortgage loans and payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Commercial property values and net operating income are subject to volatility, which may result in net operating income becoming insufficient to cover debt service on the related mortgage loan. The repayment of loans secured by income-producing properties is typically dependent upon the successful operation of the related real estate project rather than upon the liquidation value of the underlying real estate. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on MBS secured by loans on commercial properties than on those secured by loans on residential properties. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four- family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four- family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related

Asset Backed Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Asset-Backed Securities Risk . We may invest in Asset-Backed Securities (“ABS”) which involve certain risks in addition to those presented by MBS. There is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities. Relative to MBS, ABS may provide us with a less effective security interest in the underlying collateral and are more dependent on the borrower’s ability to pay. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment. As a result, proceeds that would otherwise be distributed to holders of a junior tranche may be diverted to pay down more senior tranches.

Collateralized Debt Obligations Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Collateralized Debt Obligations Risk . We may invest in Collateralized Debt Obligations (“CDOs”). In addition to the general risks associated with fixed income securities, CDOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CDOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., securities or loans) of CDOs may be subject to prepayments, which would shorten the weighted average maturity and may lower the return of the CDO. If a credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The transaction documents relating to the issuance of CDOs may impose eligibility criteria on the assets of the issuing special purpose entity (“SPE”), restrict the ability of the investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the SPE’s investment manager to maximize returns on the CDOs. In addition, other parties involved in structured products, such as third party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CDOs. Furthermore, CDO transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), require that proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CDO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Collateralized Loan Obligations Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Collateralized Loan Obligations Risk. In addition to CDOs, we may invest in collateralized loan obligations (“CLOs”). A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the risks associated with loans, investments in CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from the collateral may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) we may invest in tranches of CLOs that are subordinate to other tranches; (4) the complex structure of the CLO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (5) the CLO’s manager may perform poorly. Additionally, CLOs may charge management and other administrative fees, which are in addition to those of the Company.

Leverage Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Leverage Risk. With respect to Investments in our Select Traded Portfolio, we may utilize leverage through investment derivatives, commonly known as economic leverage. See “Strategic Transactions and Derivatives Risk.” Consequently, the use of leverage may limit our flexibility and may require that we sell other portfolio investments to pay our expenses, to maintain assets in an amount sufficient to cover our leveraged exposure or to meet other obligations at a time when it may be disadvantageous to sell such assets. See “Risks Related to Debt Financing “If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us” for further detail regarding risks associated with incurring leverage.

Strategic Transactions And Derivatives Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Strategic Transactions and Derivatives Risk. We may engage in various Strategic Transactions for duration management and other risk management purposes, including to attempt to protect against possible changes in the market value of our Select Traded Portfolio resulting from trends in the securities markets and changes in interest rates or to protect our Select Traded Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Subject to the limitations and restrictions of the 1940 Act, the Company may use derivative transactions for hedging purposes. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). We also may use derivatives to add leverage to our Select Traded Portfolio and/or to hedge against increases in our costs associated with any leverage strategy that we may employ. The use of Strategic Transactions to enhance current income may be particularly speculative. There is no guarantee that the Adviser and/or Sub-Adviser will engage in Strategic Transactions, including derivatives, on behalf of the Company, even in circumstances where it would be advantageous to the Company do so.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which we may conduct our transactions in derivative instruments may prevent prompt liquidation of positions, subjecting us to the potential of greater losses. Furthermore, our ability to successfully use Strategic Transactions depends on the Adviser and/or Sub-Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an Investment or may cause us to hold a security that we might otherwise sell.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such a derivative should we wish or be forced to sell such a position may be materially different. Such differences can result in an overstatement of our net asset value and may materially adversely affect us in situations in which we are required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC- or Commodity Futures Trading Commission (“CFTC”)- mandated margin requirements. The CFTC, SEC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives. As applicable, margin requirements will increase the overall costs for us.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that our hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose us to greater risk and increase our costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Yield And Ratings Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are relative and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by us, a rated security may cease to be rated or may have its ratings lowered. The Adviser and/or Sub-Adviser will consider such an event in determining whether we should continue to hold the security.

Unrated Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Unrated Securities Risk. Because we may purchase securities that are not rated by any rating organization, the Adviser and/or Sub-Adviser may, after assessing their credit quality, internally assign ratings to those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means we might have difficulty selling them promptly at an acceptable price. To the extent that we invest in unrated securities, our ability to achieve our investment objectives will be more dependent on the Adviser and/or Sub-Adviser’s credit analysis than would be the case when we invest in rated securities.

Illiquid Investment Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Illiquid and Restricted Investment Risk. Because a portion of our investments may be illiquid, including our real estate investments. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. A variety of factors could make it difficult for us to dispose of any of our illiquid assets on acceptable terms even if a disposition is in the best interests of our shareholders. We cannot predict whether we will be able to sell any asset for the price or on the terms set by us or whether any price or other terms offered by a prospective purchaser would be acceptable to the Company. We also cannot predict the length of time needed to find a willing purchaser and to close the sale of an asset. We may be required to expend cash to correct defects or to make improvements before an asset can be sold, and there can be no assurance that it will have cash available to correct those defects or to make those improvements. As a result, our ability to sell investments in response to changes in economic and other conditions could be limited. Limitations on the Company’s ability to respond to adverse changes in the performance of its investments may have a material adverse effect on the Company’s business, financial condition and results of operations and the Company’s ability to make distributions.

Equity Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Equity Securities Risk. Stock markets are volatile, and the prices of equity instruments fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by us. A common stock may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a particular common stock held by us may decline for a number of other reasons that directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical and prospective earnings, the value of its assets and reduced demand for its goods and services. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which we have exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Common equity securities in which we may invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and are therefore inherently more risky than preferred stock or debt instruments of such issuers.

Dividend Paying Equity Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Dividend Paying Equity Securities Risk. Dividends on common equity securities that we may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which we invest will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” Our investments in dividend producing equity securities may also limit its potential for appreciation during a broad market advance. The prices of dividend producing equity securities can be highly volatile. You should not assume that our investments in these securities will necessarily reduce the volatility of our net asset value or provide “protection,” compared to other types of equity securities, when markets perform poorly.

Debt Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Debt Securities Risk.

When the Company invests in debt securities, the value of an investment in the Company will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Company’s share price and total return to be reduced and fluctuate more than other types of investments.

Fixed Income Securities Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Fixed Income Securities Risks. Fixed income securities in which we may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Because longer-term inflationary pressure may result from the U.S. government’s fiscal policies, the Company may experience rising interest rates, rather than falling interest rates, over its investment horizon. Adverse developments resulting from changes in interest rates could have a material adverse effect on the Company’s or an Investment Fund’s financial condition and results of operations. There is a risk that interest rates will continue to rise, which will likely drive down bond prices. The magnitude of these fluctuations in the market price of bonds and other fixed income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of our Investments will not affect interest income derived from instruments already owned by us, but will be reflected in our net asset value. We may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by our management. To the extent we invest in debt securities that may be prepaid at the option of the obligor (such as mortgage-related securities), the sensitivity of such securities to changes in interest rates may increase (to our detriment) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in our net asset value to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed income securities, government-guaranteed securities will fluctuate in value when interest rates change.

Our intended use of leverage will tend to increase our interest rate risk. We may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed income securities held by us and decreasing our exposure to interest rate risk. We are not required to hedge our exposure to interest rate risk and may choose not to do so. In addition, there are no assurances that any attempts by us to reduce interest rate risk will be successful or that any hedges that we may establish will perfectly correlate with movements in interest rates.

We may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. We also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase and may also exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent we hold variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of our shares.

Issuer Risk. The value of fixed income securities may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in our portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent we invest in below investment grade securities, we will be exposed to a greater amount of credit risk than a fund that only invests in investment grade securities. See “Risk Factors—Risks Related to Our Investments in Our Select Traded Portfolio—Below Investment Grade Securities Risk.” In addition, to the extent we use credit derivatives, such use will expose us to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment and Extension Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing us to reinvest in lower yielding securities, resulting in a possible decline in our income and distributions to our stockholders. This is known as prepayment or “call” risk. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) that we purchase, prepayment risk may be enhanced. Extensions of obligations could cause the Fund to exhibit additional volatility and hold securities paying lower-than-market rates of interest. Either case could hurt the Fund's performance.

Reinvestment Risk. Reinvestment risk is the risk that income from our portfolio will decline if we invest the proceeds from matured, traded or called fixed income securities at market interest rates that are below our portfolio’s current earnings rate.

Duration and Maturity Risk. We have no set policy regarding portfolio maturity or duration of the fixed income securities we may hold. The Adviser and/or Sub-Adviser may seek to adjust the duration or maturity of our fixed income holdings based on their assessment of current and projected market conditions and all other factors that the Adviser and/or Sub-Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. We may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurance that the Adviser and/or Sub-Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. In general, the longer the duration of any fixed income securities in our portfolio, the more exposure we will have to the interest rate risks described above.

Corporate Bonds Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the marketplace, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Fixed Income Securities Risks—Credit Risk,” “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Fixed Income Securities Risks—Interest Rate Risk,” and “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Fixed Income Securities Risks—Prepayment Risk”. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to additional risks described herein under “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Below Investment Grade Securities Risk.”

Below Investment Grade Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Below Investment Grade Securities Risk. We may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below, or judged to be of comparable quality by the Adviser and/or Sub-Adviser), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for us to sell certain securities or could result in lower prices than those used in calculating our net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in our shares, both in the short-term and the long-term. To the extent we invest in lower grade securities that have not been rated by a rating agency, our ability to achieve our investment objectives will be more dependent on the Adviser and/or Sub-Adviser’s credit analysis than would be the case when we invest in rated securities.

Mortgage Servicing Rights Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Mortgage Servicing Rights Risk. Mortgage servicing rights (“MSRs”) are the contractual right to cash flows payable to the actual mortgage servicer of a pool of mortgage loans for their ongoing administrative duties. Investing in MSRs will subject us to numerous additional risks. MSRs’ performance may be closely tied to economic and market conditions affecting mortgages and entities operating, directly or indirectly, in, or otherwise related to, the mortgage market, including sensitivity to regulatory changes, supply and demand in the mortgage market and sensitivity to overall market forecasts and swings. The mortgage market in the United States has experienced and may continue to experience a variety of difficulties and challenging economic conditions. Any deterioration of the U.S. mortgage market and declines in real estate prices could result in increased delinquencies or defaults on the mortgage loans underlying MSRs we hold or require us make advances in respect of such delinquencies or defaults that may not be recovered.

United Stated Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

U.S. Securities Risk. U.S. government debt securities (“U.S. Securities”) generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Securities change as interest rates fluctuate downgrades by rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs, generally. These events could have significant adverse effects on the economy, generally, and could result in significant adverse impacts on securities issuers and us. The Adviser and/or Sub-Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

Structured Investments Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Structured Investments Risks. We may invest in structured products, including structured notes, equity-linked notes (“ELNs”) and other types of structured products. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. We may have the right to receive payments only from the structured product and generally do not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by us.

Zero Coupon Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Zero Coupon Securities Risk. We may invest in zero coupon securities, which are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. We will accrue income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, to maintain our qualification for pass-through treatment under the U.S. federal tax laws, we are required to distribute income to our shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to utilize leverage by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in our exposure to zero coupon securities. In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, our investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in our portfolio.

Payment In Kind Securities Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Payment-In-Kind Securities Risk. PIK securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative

Senior Loans Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Senior Loans Risk. We may invest in senior secured floating rate and fixed rate loans or debt (“Senior Loans”). Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and typically have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Our investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with Senior Loans are similar to the risks of below investment grade fixed income securities, although Senior Loans are typically senior and secured in contrast to other below investment grade fixed income securities, which are often subordinated and unsecured. See “—Risk Factors Relating to Our Investments in Our Select Traded Portfolio—Below Investment Grade Securities Risk.” Senior Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are typically adjusted for changes in short-term interest rates, investments in Senior Loans generally have less interest rate risk than other below investment grade fixed income securities, which may have fixed interest rates.

Second Lien Loans Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Second Lien Loans Risk. We may invest in second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”). Second Lien Loans generally are subject to similar risks as those associated with investments in Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Second Lien Loans share the same risks as other below investment grade securities.

Counterparty Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Counterparty Risk. We will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by us. Because derivative transactions in which we may engage may involve instruments that are not traded over-the-counter or on a national securities exchange or cleared through a central counterparty but are instead traded between counterparties based on contractual relationships, we will be subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, we may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. We may obtain only a limited recovery, or may obtain no recovery, in such circumstances. Although we intend to enter into transactions only with counterparties that the Adviser and/or Sub-Adviser believes to be creditworthy, there can be no assurance that a counterparty will not default and that we will not sustain a loss on a transaction. In the event of the counterparty’s bankruptcy or insolvency, our collateral may be subject to the conflicting claims of the counterparty’s creditors, and we may be exposed to the risk of a court treating us as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Total Return Swaps Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Total Return Swaps Risk. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to our portfolio because we would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to us thereunder. Swap agreements also bear the risk that we will not be able to meet our obligation to the counterparty. Generally, we will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with us receiving or paying, as the case may be, only the net amount of the two payments).

Non Payment And Credit Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Structured notes are subject to general non-payment risk and credit risk of the relevant Note Issuer.

Any payment to be made on any promissory note owned by us (each, a “Structured Note”) issued by one or more financial institutions (each, a “Note Issuer”), that pays interest and principal linked to the performance of certain common stocks (the “Reference Stocks”) depends on the applicable Note Issuer’s ability to pay all amounts due and payable on the Structured Notes. We are dependent on the Note Issuer’s ability to pay all amounts due on the Structured Notes on the applicable payment dates, and therefore we are subject to the Note Issuer’s credit risk and to changes in the market’s view of their creditworthiness. If a Note Issuer were to default on its payment obligations, we may not receive any amounts owed to us under any Structured Notes issued by such Note Issuer, which in turn may have a material adverse effect on our financial condition and results of operations.

Investment In Structured Notes Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our investment in Structured Notes may result in a loss which may materially affect our financial condition and results of operations.

The Structured Notes do not guarantee any payment of interest or return of principal. The amount of interest payable to us and the amount payable to us at maturity, if any, will be determined in accordance with the terms of the applicable Structured Note and may depend on the closing price of the Reference Stock on specified dates. Furthermore, the Structured Notes are non-recourse to the assets, funds, and accounts of the Note Issuers. As a result, in the event that a Note Issuer fails to pay any amount due and payable under the Structured Notes, we will not have recourse to the assets of such Note Issuer to remedy such default. Accordingly, we may lose the entire principal amount invested in a Structured Note, which could materially adversely affect our financial condition and results of operations.

Potential Return On Structured Notes Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Our potential return on the Structured Notes is limited.

Our potential return on each Structured Note is limited by the interest rate specified therein, regardless of the appreciation of the Reference Stock to which such Structured Note is linked. As a result, our return on an investment in the Structured Notes could be less than the return that would have been realized by a direct investment by us in the Reference Stock. We will not be entitled to receive any dividend payments on any Reference Stock, and our anticipated return on our investment in the Structured Notes will not reflect the return we would realize if we actually owned the Reference Stock and received the dividends paid on the Reference Stock. Further, if the Structured Notes are redeemed by the Note Issuer or repaid upon acceleration prior to the stated maturity date thereof, we will not receive any interest payments or any other payment in respect of any date after the date on which such Structured Notes are redeemed and the total return on any Structured Note could be minimal. If the Structured Notes are not redeemed, we will be subject to risks relating to a decline in value of the applicable Reference Stock and other risks relating to our investment in the Structured Notes. In the event that we try to sell the Structured Notes in the secondary market, there can be no assurance that we will be able to recoup the value of our investment in the Structured Notes, or that we will be able to sell the Structured Notes even at a loss relative to their principal amount.

Unpredictable Factors Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Prior to maturity, the value of the Structured Notes will be influenced by many unpredictable factors.

Many economic and market factors will influence the value of the Structured Notes. It is expected that, generally, the closing price of one share of the Reference Stock on any day will affect the value of the Structured Notes more than any other single factor. However, you should not expect the value of the Structured Notes in the secondary market to vary in proportion to changes in the closing price of one share of the Reference Stock. The value of the Structured Notes will be affected by a number of other factors that may either offset or magnify each other, including: (i) the market price of the shares of the Reference Stock; (ii) the expected volatility of the Reference Stock; (iii) the time to maturity of the Structured Notes; (iv) the dividend rate on the Reference Stock; (v) interest and yield rates in the market generally; (vi) economic, financial, political, regulatory or judicial events that affect the Reference Stock or stock markets generally, and which may affect the closing price of shares of the Reference Stock; and (vii) the Note Issuer’s creditworthiness, including actual or anticipated downgrades in its credit ratings. Some or all of these factors will influence the price we will receive if we choose to sell the Structured Notes prior to maturity. The impact of any of the factors set forth above may enhance or offset some or all of any change resulting from another factor or factors. Therefore, in the event that we attempt to sell the Structured Notes prior to maturity, whether to mitigate losses in respect of the Structured Notes or for any other reason, depending on the above factors, we may suffer substantial losses.

Income Tax Treatment Of Investment Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Significant aspects of the income tax treatment of an investment in the Structured Notes may be uncertain.

The tax treatment of an investment by us in the Structured Notes is uncertain, which in turn could have an effect on the tax consequences for you. The Internal Revenue Service has released a notice indicating that the Internal Revenue Service and the U.S. Treasury Department are actively considering whether to require the holder of an instrument similar to the Structured Notes to accrue ordinary income on a current basis irrespective of the contingent nature of the interest on the Structured Notes or whether the interest is actually paid. If such interest must be accrued, you would be allocated a share of such interest and would be subject to U.S. federal and state income tax accordingly. It is not possible to determine what guidance they will ultimately issue, if any. It is possible, however, that under such guidance, as a holder of the Structured Notes we will ultimately be required to accrue income on the Structured Notes prospectively and could be required to accrue income on a retroactive basis as well.

Financial Condition Of Airline Industry Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Financial Condition of the Airline Industry May Deteriorate

The financial condition of the airline industry is of particular importance to the Company as it intends to lease many of the aircraft, engines and related assets it owns to airline customers on a global basis. The Company’s return on an investment in aircraft, engines and related assets will depend, to a significant extent, on the financial condition and growth of the airline industry. To the extent that the airlines are adversely affected by the risk factors described herein, including adverse changes to the financial condition of the airline industry, the Company may experience: (i) downward pressure on demand for aircraft and engines and reduced market lease rates and lease margins, as well as reduced aircraft value; (ii) a higher incidence of lessee defaults, lease restructurings, repossessions and airline bankruptcies and restructurings, resulting in lower lease margins and/or increased costs due to maintenance, insurance, storage and legal costs associated with repossession, as well as lost revenue for the time the aircraft are off-lease, increased aircraft transition costs to new lessees (including refurbishment and modification of aircraft to fit the specification of new lessees) and possibly lower lease rates from the new lessees; (iii) a slowdown in the payment of rent and/or other amounts due or payable by the lessees of aircraft or aircraft engines and/or the receipt of less than full payment of rent and/or other amounts due from such lessees; and (iv) an inability to lease aircraft or aircraft engines on commercially acceptable terms, resulting in lower lease margins due to aircraft and/or engines not earning revenue, and resulting in storage, insurance and maintenance costs. Any or all of the foregoing may have a material adverse effect on the Company’s business, financial condition and results of operations and return on its investments.

Identify High Quality Commercial Aircraft And Engines To Acquire At Reasonable Prices Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Success of the Company Will Depend on Its Ability to Identify High-Quality Commercial Aircraft and Engines to Acquire at Reasonable Prices

The success of the Company, and the Company’s return on its investments, depends, in part, on its ability to identify high-quality commercial aircraft and engines to acquire at reasonable prices. An acquisition of one or more aircraft, engines or other aviation assets may not be profitable to the Company after the acquisition and may not generate sufficient cash flow to justify the completion of such acquisitions. In addition, the Company’s acquisition strategy exposes it to risks that may harm its business, financial condition, results of operations and cash flow, including risks that the Company may: (i) impair its liquidity by using a significant portion of available cash to finance the acquisition of the Company’s aircraft or other aviation assets, or (ii) incur or assume unanticipated liabilities, losses or costs associated with the aircraft or other aviation assets that it acquires. If the Company acquires a high concentration of a particular model of aircraft, the Company’s business and financial results could be adversely affected if the market demand for that model of aircraft declines, if it is redesigned or replaced by its manufacturer or if this type of aircraft experiences design or technical problems.

Unlike new aircraft and engines, used aircraft (generally, assets over 6 years old at the time of acquisition—essentially, mid-life and end-of-life aircraft) and used aircraft engines typically do not carry warranties as to their condition. As a result, the Company may not be able to submit any warranty-related claims on used aircraft or engines. Although the Company may inspect an existing aircraft or engine and its documented maintenance, usage, lease and other records prior to acquisition, the Company may not discover every defect during an inspection. Repairs and maintenance costs for existing aircraft and engines are difficult to predict and generally increase as aircraft or engines age, and the condition of an aircraft of an engine can be adversely affected by prior operations. These repair costs could decrease the Company’s cash flow and reduce its liquidity. In addition, aircraft are long-lived assets, requiring long lead times to develop and manufacture, with particular types and models becoming obsolete and less in demand over time when newer, more advanced aircraft are manufactured. By acquiring existing aircraft, the Company has greater exposure to more rapid obsolescence of its fleet, particularly if there are unanticipated events shortening the life cycle of such aircraft, such as government regulation or changes in the Company’s airline customers’ preferences. This may result in a shorter life cycle for the Company’s fleet of aircraft and engines, and, accordingly, declining lease rates, impairment charges and increased depreciation expense.

Further, variable expenses like fuel, crew size or aging aircraft corrosion control or modification programs and related airworthiness directives could make the operation of older aircraft more costly to the Company’s lessees and may result in increased lessee defaults. the Company may also incur some of these increased maintenance expenses and regulatory costs upon acquisition or re-leasing of its aircraft. Any of these expenses or costs will have a negative impact on the Company’s financial results and the Company’s return on an investment in the Company.

Value Of Aircraft Acquired And Market Rates For Leases Decline Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Value of the Aircraft Acquired by the Company and the Market Rates for Leases Decline

Aircraft values and market rates for leases typically decline over time. In addition, aircraft values and market rates for leases have, from time to time, experienced sharp decreases due to a number of factors including, but not limited to, decreases in passenger and air cargo demand, increases in fuel costs, government regulation and increases in interest rates. Operating leases place the risk of realization of residual values on aircraft lessors because only a portion of the equipment’s value is covered by contractual cash flows at lease inception. In addition to factors linked to the aviation industry generally, many other factors may affect the value of the aircraft that the Company acquires and market rates for leases, including: (i) the particular maintenance, operating history and documentary records of the aircraft; (ii) the number of operators using that type of aircraft; (iii) aircraft age; (iv) the regulatory authority under which the aircraft is operated; (v) any renegotiation of an existing lease on less favorable terms; (vi) the negotiability of clear title free from mechanics’ liens and encumbrances; (vii) any regulatory and legal requirements that must be satisfied before the aircraft can be purchased, sold or re-leased; (viii) compatibility of aircraft configurations or specifications with other aircraft owned by operators of that type; (ix) comparative value based on newly manufactured competitive aircraft; and (x) the availability of spare parts. Any decrease in the value of aircraft acquired by the Company and market rates for leases, which may result from the above factors or other unanticipated factors, may have a material adverse effect on the Company’s results and prospects and the Company’s return on its investments.

Competition In Aircraft And Related Industries Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Competition

The aircraft leasing industry is highly competitive and is comprised of over 100 aircraft lessors. Most of the Company’s primary competitors will be significantly larger, have a longer operating history and may have greater operating or financial resources or lower cost of capital; accordingly, they may be able to compete more effectively in one or more of the markets the Company attempts to enter. In addition, the Company may encounter competition from other entities in the acquisition of aircraft such as: (i) airlines; (ii) financial institutions; (iii) aircraft brokers; (iv) public and private partnerships, investors and other funds with more capital to invest in aircraft; and (v) aircraft leasing companies. Competition for a leasing transaction is based principally upon lease rates, delivery dates, lease terms, reputation, management expertise, aircraft condition, specifications and configuration and the availability of the types of aircraft necessary to meet the needs of the customer. Competition in the purchase and sale of used aircraft is based principally on the availability of used aircraft, price, the terms of the lease to which an aircraft is subject and the creditworthiness of the lessee, if any. The Company likely will not always be able to compete successfully with its competitors and other entities, which could materially adversely affect the Company’s results and prospects.

Limited Number Of Airframe And Engine Manufacturers Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

There Are a Limited Number of Airframe and Engine Manufacturers, and Actions by such Manufacturers may Result in Reduced Profitability of the Company

The supply of commercial aircraft is dominated by a few airframe manufacturers, including Boeing, Airbus, Embraer, ATR and Bombardier, and a limited number of engine manufacturers, such as GE Aircraft Engines, Rolls-Royce plc, Pratt & Whitney, a division of United Technologies Corporation, IAE International Aero-Engines AG and CFM International, Inc. As a result, the Company will be dependent on the success of these manufacturers in remaining financially stable, producing products and related components which meet the airlines’ demands and fulfilling any contractual obligations they may have to the Company. More specifically, deep discounting on aircraft prices by the manufacturers, and recent law suits against Boeing, may lead to reduced market lease rates and aircraft values in the secondary market, which could materially adversely affect the Company’s ability to remarket and/or sell some or all of the aircraft in its fleet at favorable prices. Also, an environment with too many available aircraft in the market could create significant downward pressure on demand for aircraft and thereby reduce market lease rates and sale prices.

Leasing Of Aircraft Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Company’s Business Model Depends, in Part, on the Continual Leasing and Re-Leasing of Its Aircraft, and the Company May Not Be Able to Do so on Favorable Terms, if at All

The Company’s business model depends, in part, on the leasing and releasing of aircraft and engines in order to generate sufficient revenues to finance operations and generate positive returns for the Company and its other investors. The Company’s ability to lease and re-lease aircraft and engines will depend on general market and competitive conditions at the time the initial leases are entered into and expire. For example, any oversupply of a specific type of aircraft, which may be triggered by the sale or merger of operating lessors or other causes, is likely to depress the lease rates for and the value of that type of aircraft. The Company’s lessees are affected by fuel prices and shortages, political or economic instability, terrorist activities, changes in national policy, competitive pressures, labor actions, pilot shortages, insurance costs, recessions, health concerns, and other political or economic events adversely affecting the world or regional trading markets. Aircraft and engines that are “on the ground” and not subject to a performing lease will result in significant costs to the Company, including, but not limited to, the following: maintenance costs, insurance costs and storage costs. In addition, the Company may need to incur additional costs and expenses to modify or upgrade such aircraft and engines to meet the needs of subsequent lessees. If the Company is not able to lease or re-lease an aircraft or engine or to do so on favorable terms, or if the Company’s lessee default on their lease obligations, the Company may be required to attempt to sell the aircraft or engine to provide funds for payment of the Company’s operating expenses, which will have a negative impact on the Company’s financial results and the Company’s return on an investment in the Company.

Lease Defaults Adversely Affect Results And Prospects Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Lease Defaults Could Adversely Affect the Company’s Results and Prospects

If the Company is required to repossess an aircraft after a lessee default, the Company may be required to incur significant costs including in relation to the physical possession of the aircraft assets. Those costs likely would include legal and other expenses of court or other governmental proceedings, including the cost of posting surety bonds or letters of credit necessary to effect repossession of an aircraft, particularly if the lessee is contesting the proceedings or is in bankruptcy, along with the costs of physical repossession. In addition, during these proceedings the relevant aircraft would likely not be generating revenue. It may also be necessary for the Company to pay off liens, taxes and other governmental charges on the aircraft to obtain clear possession and to remarket the aircraft effectively, including, in some cases, liens that the lessor might have incurred in connection with the operation of its other aircraft.

The Company may also suffer other adverse consequences as a result of a lessee default, the related termination of the lease and the repossession of the related aircraft. It is likely that the Company’s rights upon a lessee default will vary significantly depending upon the jurisdiction and the applicable law, including the need to obtain a court order for repossession of the aircraft and/or consents for deregistration or re-export of the aircraft. The Company anticipates that when a defaulting lessee is in bankruptcy, protective administration, insolvency or similar proceedings, additional limitations may apply. Certain jurisdictions give rights to the trustee in bankruptcy or a similar officer to assume or reject the lease or to assign it to a third party, or entitle the lessee or another third party to retain possession of the aircraft without paying lease rentals or performing all or some of the obligations under the relevant lease. In addition, certain of the Company’s lessees may be owned in whole, or in part, by government-related entities, which could complicate the Company’s efforts to repossess aircraft in that lessee’s domicile. Accordingly, the Company may be delayed in, or prevented from, enforcing certain of its rights under a lease and in re-leasing the affected aircraft.

If the Company repossesses an aircraft, the Company may not necessarily be able to export or deregister and profitably redeploy the aircraft. For instance, where a lessee or other operator flies only domestic routes in the jurisdiction in which the aircraft is registered, repossession may be more difficult, especially if the jurisdiction permits the lessee or the other operator to resist deregistration. The Company may also incur significant costs in retrieving or recreating aircraft records required for registration of the aircraft, and in obtaining the certificate of airworthiness for an aircraft. The occurrence of a default under its loan documents could adversely affect the Company, including its right to control marketing, sale and other disposition of such asset, and the Company’s return on an investment in the Company.

Routine Maintenance Of Aircraft Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Company’s Aircraft Require Routine Maintenance, and if They Are Not Properly Maintained, Their Value May Decline, and the Company May Not Be Able to Lease or Re-Lease Such Aircraft at Favorable Rates, if at All

The Company may be exposed to increased maintenance costs for aircraft associated with a lessee’s failure to properly maintain such aircraft or pay supplemental maintenance rent. If an aircraft is not properly maintained, its market value may decline, which would result in lower revenues from its lease or sale. The Company typically enters into leases pursuant to which the lessees are primarily responsible for many obligations, which include maintaining the aircraft and complying with all governmental requirements applicable to the lessee and the aircraft, including operational, maintenance, government agency oversight, registration requirements and airworthiness directives. Failure of a lessee to perform required maintenance during the term of a lease could result in a decrease in value of an aircraft, an inability to re-lease an aircraft at favorable rates, if at all, or a potential grounding of an aircraft. Maintenance failures by a lessee would also likely require the Company to incur maintenance and modification costs upon the termination of the applicable lease, which could be substantial, to restore the aircraft to an acceptable condition prior to re-leasing or sale. Any failure by lessees to meet their obligations to perform required scheduled maintenance or the Company’s inability to maintain its aircraft may materially adversely affect the Company’s results, asset values and prospects and the Company’s return on its investments.

Lessees Failing To Maintain Sufficient Insurance During Course Of Lease In Aircraft And Related Industries [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Company’s Aircraft May Not at All Times Be Adequately Insured, Either as a Result of Lessees Failing to Maintain Sufficient Insurance During the Course of a Lease or as a Result of Insurers not Being Willing to Cover Certain Risks

The Company does not expect to directly control the operation of any aircraft. Nevertheless, because the Company holds title, directly or indirectly through an affiliate, to such aircraft, the Company could be sued or held strictly liable for losses resulting from the operation of such aircraft, or may be held liable for those losses on other legal theories, in certain jurisdictions around the world, or claims may be made against the Company as the owner of an aircraft requiring the Company to expend resources in its defense. The Company requires its lessees to obtain specified levels of insurance and to indemnify the Company for, and to insure against, liabilities arising out of their use and operation of the aircraft. Some lessees may fail to maintain adequate insurance coverage during a lease term, which, although in contravention of the lease terms, would necessitate the Company taking some corrective action such as terminating the lease or securing insurance for the aircraft, either of which could adversely affect the Company’s results. Further, the insurers that issue policies of insurance to the Company’s aircraft lessees may fail or otherwise be unable to satisfy their respective payment obligations to the Company. In addition, there are certain risks or liabilities that the Company’s lessees may face, for which insurers may be unwilling to provide coverage or the cost to obtain such coverage may be prohibitively expensive, including for claims resulting from acts of terrorism, war, dirty bombs, bio-hazardous materials, electromagnetic pulsing or similar events. Accordingly, the Company anticipates that the insurance or other coverage of its lessees’ may not be sufficient to cover all claims that could or will be asserted against the Company arising from the operation of aircraft by such lessees. Inadequate insurance coverage or default by lessees in fulfilling their indemnification or insurance obligations will reduce the proceeds that would be received by the Company in the event that it is sued and is required to make payments to claimants, which could have a material adverse effect on the Company and the Company’s return on its investments.

Lessees Fail To Discharge Aircraft Liens Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

If Lessees Fail to Discharge Aircraft Liens, the Company May Be Obligated to Pay the Aircraft Liens

In the normal course of their business, the Company’s lessees are likely to incur aircraft liens that secure the payment of airport fees and taxes, customs duties, air navigation charges, including charges imposed by Eurocontrol, the European Organization for the Safety of Air Navigation, landing charges, salvage or other liens that may attach to the Company’s aircraft. These liens may secure substantial sums that may, in certain jurisdictions or for certain types of liens, particularly liens on entire fleets of aircraft, exceed the value of the particular aircraft to which the liens have attached. Aircraft may also be subject to mechanics’ liens as a result of routine maintenance performed by third parties on behalf of the Company’s lessees. Although it is anticipated that the financial obligations relating to these liens will be the responsibility of its lessees, if they fail to fulfill such obligations, the liens may attach to the Company’s aircraft and ultimately become the Company’s responsibility. Until they are discharged, these liens could impair the Company’s ability to repossess, release or sell aircraft. If these liens are not discharged by lessees as required, the Company may find it necessary to pay the claims secured by such aircraft liens in order to repossess the aircraft. Such payments could materially adversely affect the Company’s results and prospects and the Company’s return on an investment in the Company.

Restructuring And Rescheduling Lease In Aircraft And Related Industries Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

If Lessees Fail to Perform as Expected and the Company Restructures or Reschedules Its Leases, the Restructuring and Rescheduling Would Likely Result in Less Favorable Leases

A lessee’s ability to perform its obligations under its lease will depend primarily on the lessee’s financial condition and cash flow, which may be affected by factors outside the Company’s control, including: (i) competition; (ii) fare levels; (iii) passenger and air cargo rates; (iv) passenger and air cargo demand; (v) geopolitical and other events, including war, acts of terrorism, outbreaks of epidemic diseases and natural disasters; (vi) increases in operating costs, including rising interest rate costs, the price and availability of jet fuel, and labor costs; (vii) labor difficulties, including labor strikes and work stoppages (and the economic losses associated with such events); (viii) economic conditions and currency fluctuations in the countries and regions in which the lessee operates; and (ix) governmental regulation and associated fees affecting the air transportation business. The Company anticipates that some lessees may experience a weakened financial condition or suffer liquidity problems, which may lead to lease payment difficulties or breaches of their operating leases with the Company. It is expected that some of these lessees encountering financial difficulties may seek a reduction in their lease rates or other concessions, such as a decrease in their contribution toward maintenance obligations. Investors should expect that restructurings and/or repossessions with some of the Company’s lessees may occur in the future. The terms and conditions of possible lease restructurings or reschedulings may result in a significant reduction of lease revenue, which may adversely and materially affect the Company’s results and prospects.

Advent Of Aircraft Technology Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Advent of Superior Aircraft Technology or the Introduction of a New Line of Aircraft Could Cause the Aircraft That the Company Acquires to Become Outdated or Obsolete and Therefore Less Desirable

As manufacturers introduce technological innovations and new types of aircraft, some of the aircraft in the Company’s fleet could become less desirable to potential lessees. Such technological innovations may increase the rate of obsolescence of existing aircraft faster than currently anticipated by the Company or accounted for in its accounting policies. New aircraft manufacturers, or new design features or models, could someday produce aircraft that compete with current offerings from existing manufacturers, and it is unclear how these offerings could adversely impact the demand and liquidity for the current offerings. New aircraft types that are introduced into the market could be more attractive for the target lessees of the Company’s aircraft. In addition, the imposition of increased regulation regarding stringent noise or emissions restrictions may make some of the Company’s aircraft less desirable and less valuable in the marketplace. Any of these risks may adversely affect the Company’s ability to lease or sell its aircraft on favorable terms, if at all, which could have a material adverse effect on the Company’s results and prospects.

Increases In Fuel Costs Risk In Aircraft And Related Industries [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Increases in Fuel Costs Could Materially Adversely Affect the Company’s Lessees and, by Extension, the Demand for the Company’s Aircraft

Fuel costs represent a major expense to airlines, and fuel prices fluctuate widely depending primarily on international market conditions (including decisions by the Organization of Petroleum Exporting Countries regarding members’ oil output), geopolitical (including ongoing unrest in the Middle East and North Africa) and environmental events, regulatory changes (including those related to greenhouse gas emissions) and currency exchange rates. If airlines are unable to increase ticket prices to offset fuel price increases, their cash flows will suffer. High fuel costs, such as the increases that have occurred over time and fuel cost increases that could occur in the future, would likely have a material adverse impact on airline profitability. Due to the competitive nature of the airline industry, airlines may not be able to pass on increases in fuel prices to their passengers by increasing fares. If airlines are successful in increasing fares, demand for air travel may be adversely affected. In addition, airlines may not be able to manage fuel cost risk by appropriately hedging their exposure to fuel price fluctuations. If fuel price increases continue to occur, they are likely to cause the Company’s lessees to incur higher costs or experience reduced revenues, which may materially adversely affect demand for the Company’s aircraft and engines and the Company’s return on its investments.

Risks Related To Repossession In Aircraft And Related Industries [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Company’s Aircraft and Engines Will Be Registered in Foreign Countries and Will Be Subject to the Changes and Uncertainties of Foreign Law; Risks Related to Repossession

It is anticipated that many of the aircraft, engines and related assets owned by the Company will be registered in countries outside of the United States, including emerging market countries. In such instances, such investments will be subject to unforeseeable and unpredictable changes in the laws, rules and regulations of such countries that relate to the use of aircraft and engines registered in any such country. These changes may include the following: restrictions on the use of certain aircraft or engines in the country of registration or additional taxes, export fees or other governmental charges on the use of such aircraft and/or engines. Based on industry experience, it is believed that older, used aircraft and engines are especially susceptible to this risk (as opposed to newer aircraft and engines). These changes, should they occur, would have an adverse effect on the Company, either directly or indirectly. There can be no assurance that the Company will be able to avoid, insure or otherwise protect itself and its assets from such risks, which may have a material adverse effect on the Company and its return on its investments.

In many jurisdictions outside the United States, an aircraft lessor is prohibited by law from using “self-help” to repossess an aircraft and the related records from a lessee in default of its lease obligations. Instead, an aircraft lessor must obtain an appropriate order from the local court where the aircraft and/or records are situated. An aircraft lessor may encounter long and significant delays in obtaining a repossession order from a court which, under local law, may have very broad discretion in its handling of such matters, and it is conceivable that a final judicial order may never be obtained by the owner/lessor. During this period of uncertainty, the affected aircraft will likely deteriorate in value at an accelerated pace, aircraft parts, components and records may disappear, parking and storage liens may be asserted by those in actual possession of the aircraft and/or records, and tax liens may arise. Such judicial risks in foreign countries are generally not covered by aviation insurance policies and could leave the Company exposed to a complete loss of its investment in an asset that becomes entangled in such legal proceedings.

Lack Or Improper Registration Of Aircraft Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Lack or Improper Registration of Aircraft Could Adversely Affect the Company

Pursuant to the respective leases, aircraft are required to be duly registered at all times with the appropriate governmental civil aviation authority. Generally, in jurisdictions outside the United States, failure to maintain the registration of any aircraft that is on-lease would be a default under the applicable lease, entitling the lessor to exercise its rights and remedies thereunder. Changes in applicable law or administrative practice may increase such requirements and governmental consent, once given, could be withdrawn. Furthermore, consents needed in connection with the future re-leasing or sale of an aircraft may not be forthcoming. If an aircraft were to be operated without a valid registration, the lessee operator or, in some cases, the owner or lessor might be subject to penalties, which could constitute or result in an aircraft lien being placed on such aircraft. Lack of registration could have other adverse effects, including the inability to operate the aircraft and loss of insurance, which in turn could have a material adverse effect on the Company’s investments, including the Company’s ability to re-sell or release aircraft.

Governmental Airworthiness Directives Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Governmental Airworthiness Directives Could Adversely Affect the Company and Its Aircraft and Engines

In addition to the general aviation authority regulations and requirements regarding maintenance of aircraft, engines and related assets, such assets may be subject to further maintenance requirements imposed by airworthiness directives (“Airworthiness Directives”) issued by aviation authorities. Airworthiness Directives typically set forth particular special maintenance actions or modifications to certain aircraft types or models that the owners or operators of such aircraft assets must implement. Each lessee generally is responsible for paying, in whole or in part, the cost of complying with applicable Airworthiness Directives issued by a relevant aviation authority with respect to its aircraft during the lease term, and for maintaining the aircraft’s airworthiness. However, if a lessee fails to satisfy its obligations, if the Company has undertaken some financial obligations as to any such airworthiness under a lease (such as agreeing to pay part of the cost of accomplishing on or more Airworthiness Directives) or if the aircraft asset is not subject to a lease, the Company may be forced to bear (or, to the extent required under the relevant lease, to share) the cost of any Airworthiness Directives compliance. In some situations, the cost of accomplishing the Airworthiness Directive may exceed the estimated value of the asset. The incurrence of any of these costs associated with Airworthiness Directives may have a material adverse effect on the Company’s investments in the aircraft assets.

Effects Of Various Environmental Regulations In Airline Industry Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

The Effects of Various Environmental Regulations May Negatively Affect the Airline Industry

Governmental regulations regarding aircraft and engine noise and emissions levels apply based on where the relevant aircraft is registered and operated. For example, jurisdictions throughout the world, including the United States, have adopted noise regulations which require all aircraft to comply with noise level standards. These regulations could limit the economic life of the Company’s assets, reduce their value, limit the Company’s ability to lease or sell the non-compliant assets or, if engine modifications are permitted, require the Company to make significant additional investments in the Company’s aircraft and engines to make them compliant.

In addition to more stringent noise restrictions, the United States and other jurisdictions are beginning to impose more stringent limits on nitrogen oxide, carbon monoxide and carbon dioxide emissions from engines, consistent with current ICAO standards. These limits generally apply only to engines manufactured after 1999. Because aircraft engines are replaced, from time to time, in the normal course, it is likely that the number of such engines would increase over time. Concerns over global warming could result in more stringent limitations on the operation of aircraft powered by older, noncompliant engines, as well as newer engines. These regulations could possibly distort the air transport market, leading to higher ticket prices and ultimately a reduction in the number of airline passengers. Similar measures may be implemented in other jurisdictions as a result of environmental concerns. Compliance with current or future regulations, taxes or duties imposed to deal with environmental concerns could cause lessees to incur higher costs and to generate lower net revenues, resulting in an adverse impact on their financial conditions. Consequently, such compliance may affect lessees’ ability to make rental and other lease payments and reduce the value the Company receives for the aircraft upon any disposition, which could have an adverse effect on the Company results and prospects and the Company’s return on its investment.

Use Of Leverage In Aircraft And Related Industries Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Borrowing by the Company; Use of Leverage

The Company will incur leverage by borrowing money from banks or other institutions to finance or refinance its investments in aircraft, engines and related assets. Overall, the use of leverage, while providing the opportunity for a higher return on investments, also increases the volatility of such investments and the risk of loss. An investment program utilizing leverage is inherently more speculative, with a greater potential for losses, than a program that does not utilize leverage. A default by a lessee under its lease agreement with the Company also may constitute a default under the Company’s loan documents with its lenders that relate to the leased asset, and such loan documents will also contain financial and non-financial covenants, such as requirements that it comply with one or more of loan-to-value, debt service coverage, minimum net-worth and interest coverage ratios, change of control provisions, and prohibitions against disposing the Company’s assets without a lender’s prior consent. Complying with such covenants may at times necessitate that the Company forego other opportunities, such as using available cash to acquire new investments, or inhibit the Company from promptly disposing of less profitable aircraft or other aviation assets. In addition, income generated from the lease of such assets generally may be applied first to amounts due to lenders under the Credit Facility, with certain exceptions. Further, in connection with its financing transactions, the Company will typically grant to the lender a lien and security interest in the applicable assets (and the related leases and subleases), which lien and security interest will be recorded or registered in public offices, usually in the country where the aircraft is registered and, if applicable, with the International Registry created under the Cape Town Convention of 2001. The lenders’ exercise of rights and remedies under the applicable loan documents may have a materially adverse effect on the Company. Following a default under a leverage facility, the Company may lose control of such aircraft and/or engine, including its ability to determine how and when to best market, sell or otherwise dispose of such assets so as to realize the maximize value of its equity investment in those assets. The Company’s failure or inability to obtain an appropriate lien release or discharge, including after repayment of the applicable debt, may result in a cloud on the Company’s title in and to the applicable aircraft or engine.

Terrorist Attacks Risk In Airline Industry [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Additional Terrorist Attacks or the Fear of Such Attacks, Even if Not Made Directly on the Airline Industry, Could Negatively Affect Lessees and the Airline Industry

As a result of the September 11, 2001 terrorist attacks in the United States and subsequent terrorist attacks abroad, notably in the Middle East, Southeast Asia and Europe, increased security restrictions were implemented on air travel, costs for aircraft insurance and security measures increased, passenger and cargo demand for air travel decreased, and operators faced, and continue to face, increased difficulties in acquiring war risk and other insurance at reasonable costs. The September 11, 2001 terrorist attacks resulted in substantial flight disruption costs caused by the temporary grounding of the U.S. airline industry’s fleet and prohibition of all flights in and out of the U.S. by the U.S. Federal Aviation Administration, significantly increased security costs and associated passenger inconvenience, increased insurance costs, substantially higher ticket refunds and significantly decreased traffic. More recently, the unexplained loss of Malaysia Airlines Flight 370 over the Indian Ocean, and the shoot-down of Malaysian Airlines Flight 17 over eastern Ukraine, has adversely affected demand for air travel in Europe and Asia and the airlines operating in those parts of the world. Additional terrorist attacks, even if not made directly on the airline industry, or the fear of or any precautions taken in anticipation of such attacks (including elevated national threat warnings or selective cancellation or reduction of flights), could materially adversely affect lessees and the airline industry. International hostilities, including heightened terrorist activity, could also have a material adverse impact on the Company’s lessees’ financial condition, liquidity and results of operations. Lessees’ financial resources might not be sufficient to absorb the adverse effects of any further terrorist attacks or other international hostilities involving the United States or U.S. interests, which could result in significant decreases in aircraft leasing transactions and thereby materially adversely affect the Company’s results and returns to investors.

Aircraft Malfunctions Could Negatively Affect Lessees And The Airline Industry [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Aircraft Malfunctions and Incidents Could Negatively Affect Lessees and the Airline Industry

The negative effects of aircraft malfunctions and aircraft incidents including aerial catastrophes, aircraft disasters and other aviation accidents involving commercial airlines and aviation manufacturers, whether as a result of mechanical, electrical, airframe or human failure could materially adversely affect lessees and the airline industry. Lessees’ financial resources might not be sufficient to absorb the adverse effects of continued aircraft malfunctions and incidents (including the related press coverage and negative public perception) , which could result in significant decreases in aircraft leasing transactions and thereby materially adversely affect the Company’s results and returns to investors.

Corporate Level Income Tax Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”

☐	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any and 90% of our net tax-exempt income, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

☐	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

☐	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of each taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash-equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Difficulty Paying Required Distributions Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Annual Distribution Requirement Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount.

Because any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Publicly Offered Regulated Investment Company Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

If we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, certain stockholders may be taxed as though they received a distribution of some of our expenses.

Miscellaneous itemized deductions, absent the enactment of new tax legislation, will become deductible again for taxable years beginning on or after January 1, 2026. To the extent we are not treated as a “publicly offered regulated investment company” within the meaning of Section 67(c)(2) of the Code and the Treasury Regulations issued thereunder, certain “affected investors” would be unable deduct, for federal income tax purposes, their allocable share of our “affected RIC expenses.” To be treated as a “publicly offered regulated investment company” for this purpose, our shares would need to be (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, and (iii) held by at least 500 stockholders at all times during the applicable taxable year. Investors that would be subject to the deductibility limitations under these rules include stockholders that are (i) individuals (other than nonresident aliens whose do not treat income from us as effectively connected with the conduct of a U.S. trade or business), (ii) persons such as trusts or estates that compute their income in the same manner as an individual, (iii) and pass-through entities that have one or more partners or members that are described in clauses (i) or (ii). Under temporary Treasury Regulations, such “affected RIC expenses” include those expenses allowed as a deduction in determining our investment company taxable income, less (among other items) registration fees, directors’ fees, transfer agent fees, certain legal and accounting fees and expenses associated with legally required stockholders communications. Stockholders that would be treated as “affected investors” should consult their own tax advisors concerning the applicability such rules to their investment in our shares.

Dividends Payment Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We may in the future choose to pay dividends in part in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury Regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Tax Reform Legislation Risk [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. U.S. tax reform legislation enacted in 2017 made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any Treasury Regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Potential investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Investments.

Business Contact [Member]
Cover [Abstract]
Entity Address, Address Line One		300 Park Avenue
Entity Address, Address Line Two		15th Floor
Entity Address, City or Town		New York
Entity Address, State or Province		NY
Entity Address, Postal Zip Code		10022
Contact Personnel Name		Ivor C. Wolk, Esq.
Common Stocks [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Security Title [Text Block]		Common Stock
Security Dividends [Text Block]		Dividends and other distributions may be paid to our stockholders if, as and when authorized by the Board of Directors and declared by us out of funds legally available therefor.
Security Voting Rights [Text Block]		Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.
Security Liquidation Rights [Text Block]		In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay, or otherwise provide for, all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Security Preemptive and Other Rights [Text Block]		Shares of common stock have no preemptive, exchange, conversion or redemption rights and stockholders generally have no appraisal rights.
Outstanding Security, Title [Text Block]		Common Stock
Outstanding Security, Authorized [Shares]		500,000,000
Outstanding Security, Held [Shares]		0
Outstanding Security, Not Held [Shares]		14,889,984
Preferred Stocks [Member]
Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Capital Stock [Table Text Block]		Preferred Stock
Security Voting Rights [Text Block]		the holders of shares of preferred stock, if any are issued, must be entitled as a class voting separately to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred stock (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred stock would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
Preferred Stock Restrictions, Other [Text Block]

Under the terms of our charter, the Board of Directors may authorize us to issue shares of preferred stock in one or more classes or series, without stockholder approval, to the extent permitted by the 1940 Act. The Board of Directors has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred stock. We do not currently anticipate issuing preferred stock in the near future. In the event we issue preferred stock, we will make any required disclosure to stockholders. We will not offer preferred stock to the Adviser and/or Sub-Adviser or our affiliates except on the same terms as offered to all other stockholders.

[1]	This offering is being made directly by us, and we have not retained an underwriter, dealer manager, or broker dealer in connection with the offer and sale of the shares offered pursuant to this prospectus. As a result, there will be no sales load or other discounts or commissions, including any 12b-1 fees, charged in connection with the sale of the shares offered pursuant to this prospectus. See “Plan of Distribution.”
[2]	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”
[3]	The Adviser Management Fee under the Investment Advisory Agreement will be payable quarterly in arrears and will be calculated at an annual rate of 1.00% of the average of our net assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters. The percentage reflected in the table above assumes full investment of the Company’s net assets. To the extent that the Company holds cash and/or cash equivalents, the actual percentage as a percentage of average net assets attributable to common shares will be lower. For the fiscal year ended December 31, 2024, the Adviser Management Fee (as a percentage of average net assets attributable to common shares) was 0.87%.
[4]	“Interest payments on borrowed funds” in the table above has been restated to reflect estimated amounts for the current fiscal year. Based on interest rate of 6.50% (SOFR plus 200bps interest spread with a floor of 6.50%) on the estimated average borrowing of $17,180,000. For the fiscal year ended December 31, 2024, Interest payments on borrowed funds (as a percentage of average net assets attributable to common shares) were 1.02%.
[5]	Includes fees and expenses of approximately 0.02% incurred indirectly as a result of investment in shares of one or more “Acquired Funds,” which include (i) investment companies, or (ii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act. For the fiscal year ended December 31, 2024, Acquired Fund Fees and Expenses (as a percentage of average net assets attributable to common shares) were 0.02%.
[6]	“Other expenses” are based on estimated amounts for the current fiscal year. For the fiscal year ended December 31, 2024, Other Expenses (as a percentage of average net assets attributable to common shares) were 2.83%.
[7]	The “Total Annual Expenses” may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Company and does not include “Acquired Fund Fees and Expenses.”